         Manufactured Housing Contract Senior/Subordinate Pass-Through
                          Certificates, Series 2000-4



                        POOLING AND SERVICING AGREEMENT

                                     among

                     CONSECO FINANCE SECURITIZATIONS CORP.
                                   as Seller

                             CONSECO FINANCE CORP.
                      as Originator and Initial Servicer

                                      and

                        U.S. BANK NATIONAL ASSOCIATION
             not in its individual capacity but solely as Trustee


                          Dated as of August 1, 2000


                                TABLE OF CONTENTS
ARTICLE I        DEFINITIONS .............................................................. 1-1

         SECTION 1.01.  General ........................................................... 1-1
                       --------
         SECTION 1.02.  Specific Terms .................................................... 1-1
                       ----------------
         SECTION 1.03.  Calculations ......................................................1-35
                       --------------

ARTICLE II       ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS ............................ 2-1
         SECTION 2.01.  Closing ........................................................... 2-1
                       ---------
         SECTION 2.02.  Conditions to the Closing ......................................... 2-2
                       ---------------------------
         SECTION 2.03.  Conveyance of the Subsequent Contracts ............................ 2-4
                       ----------------------------------------
         SECTION 2.04.  Acceptance by Trustee ............................................. 2-6
                       -----------------------
         SECTION 2.05.  REMIC Provisions .................................................. 2-6
                       ------------------

ARTICLE III      REPRESENTATIONS AND WARRANTIES ........................................... 3-1
         SECTION 3.01.  Representations and Warranties Regarding the Seller ............... 3-1
                       -----------------------------------------------------
         SECTION 3.02.  Representations and Warranties Regarding Each Contract ............ 3-2
                       --------------------------------------------------------
         SECTION 3.03.  Additional Representations and Warranties ......................... 3-6
                       -------------------------------------------
         SECTION 3.04.  Representations and Warranties Regarding the Contracts
                       --------------------------------------------------------
                        in the Aggregate .................................................. 3-7
                       ------------------
         SECTION 3.05.  Representations and Warranties Regarding the Contract Files ....... 3-9
                       -------------------------------------------------------------
         SECTION 3.06.  Repurchase of Contracts or Substitution of Contracts for
                       ----------------------------------------------------------
                        Breach of Representations and Warranties.......................... 3-10
                       -----------------------------------------------
         SECTION 3.07.  No Repurchase or Substitution Under Certain Circumstances ........ 3-13
                       -----------------------------------------------------------
         SECTION 3.08.  Staged-Funding Contract Reserve Account .......................... 3-14
                       -----------------------------------------

ARTICLE IV       PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS .............. 4-1
         SECTION 4.01.  Custody of Contracts .............................................. 4-1
                       ---------------------
         SECTION 4.02.  Filings ........................................................... 4-2
                       ---------
         SECTION 4.03.  Name Change or Relocation ......................................... 4-2
                       ---------------------------
         SECTION 4.04.  Chief Executive Office ............................................ 4-2
                       ------------------------
         SECTION 4.05.  Costs and Expenses ................................................ 4-3
                       --------------------

ARTICLE V        SERVICING OF CONTRACTS ................................................... 5-1
         SECTION 5.01.  Responsibility for Contract Administration ........................ 5-1
                       --------------------------------------------
         SECTION 5.02.  Standard of Care .................................................. 5-1
                       ------------------
         SECTION 5.03.  Records ........................................................... 5-1
                       ---------
         SECTION 5.04.  Inspection; Computer Tape ......................................... 5-1
                       ---------------------------
         SECTION 5.05.  Certificate Account ............................................... 5-2
                       ---------------------
         SECTION 5.06.  Enforcement ....................................................... 5-4
                       -------------
         SECTION 5.08.  Costs and Expenses ................................................ 5-6
                       --------------------
         SECTION 5.09.  Maintenance of Insurance .......................................... 5-7
                       --------------------------
         SECTION 5.10.  Repossession ...................................................... 5-8
                       --------------
         SECTION 5.11.  Commingling of Funds .............................................. 5-8
                       ----------------------

         SECTION 5.12.  Retitling; Security Interests ..................................... 5-9
                       -------------------------------
         SECTION 5.13.  Covenants, Representations and Warranties of Servicer ............. 5-9
                       -------------------------------------------------------


ARTICLE VI       REPORTS AND TAX MATTERS .................................................. 6-1
         SECTION 6.01.  Monthly Reports ................................................... 6-1
                       -----------------
         SECTION 6.02.  Certificate of Servicing Officer .................................. 6-1
                       ----------------------------------
         SECTION 6.03.  Other Data ........................................................ 6-1
                       ------------
         SECTION 6.04.  Annual Report of Accountants ...................................... 6-1
                       ------------------------------
         SECTION 6.05.  Statements to Certificateholders .................................. 6-2
                       ----------------------------------
         SECTION 6.06.  Payment of Taxes .................................................. 6-7
                       ------------------

ARTICLE VII      SERVICE TRANSFER ......................................................... 7-1
         SECTION 7.01.  Event of Termination .............................................. 7-1
                       ----------------------
         SECTION 7.02.  Transfer .......................................................... 7-1
                       ----------
         SECTION 7.03.  Trustee to Act; Appointment of Successor .......................... 7-2
                       ------------------------------------------
         SECTION 7.04.  Notification to Certificateholders ................................ 7-3
                       ------------------------------------
         SECTION 7.05.  Effect of Transfer ................................................ 7-3
                       --------------------
         SECTION 7.06.  Transfer of Certificate Account ................................... 7-3
                       ---------------------------------

ARTICLE VIII     PAYMENTS ................................................................. 8-1
         SECTION 8.01.  Monthly Payments .................................................. 8-1
                       ------------------
         SECTION 8.02.  Permitted Withdrawals from the Certificate Account ................ 8-2
                       ----------------------------------------------------
         SECTION 8.03.  Payments .......................................................... 8-2
                       ----------
         SECTION 8.04.  [Reserved]......................................................... 8-8
         SECTION 8.05.  Class C Subsidiary Certificateholder's Purchase Option;
                       ---------------------------------------------------------
                        Auction Sale; Additional Principal Distribution Amount ............ 8-8
                       --------------------------------------------------------
         SECTION 8.06.  Capitalized Interest Account ..................................... 8-11
                       ------------------------------
         SECTION 8.07.  Pre-Funding Account .............................................. 8-12
                       ---------------------

ARTICLE IX       THE CERTIFICATES AND UNCERTIFICATED SUBSIDIARY INTERESTS ................. 9-1
         SECTION 9.01.  The Certificates .................................................. 9-1
                       ------------------
         SECTION 9.02.  Registration of Transfer and Exchange of Certificates ............. 9-2
                       -------------------------------------------------------
         SECTION 9.03.  No Charge; Disposition of Void Certificates ....................... 9-5
                       ---------------------------------------------
         SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates ................. 9-5
                       ---------------------------------------------------
         SECTION 9.05.  Persons Deemed Owners ............................................. 9-6
                       -----------------------
         SECTION 9.06.  Access to List of Certificateholders' Names and Addresses ......... 9-6
                       -----------------------------------------------------------
         SECTION 9.07.  Authenticating Agents ............................................. 9-6
                       -----------------------

ARTICLE X        INDEMNITIES .............................................................. 10-1
         SECTION 10.01.  Seller's and Originator's Indemnities ............................ 10-1
                        ---------------------------------------
         SECTION 10.02.  Liabilities to Obligors .......................................... 10-1
                        -------------------------
         SECTION 10.03.  Tax Indemnification .............................................. 10-1

         SECTION 10.04.  Servicer's Indemnities ........................................... 10-1

         SECTION 10.05.  Operation of Indemnities ......................................... 10-2

         SECTION 10.06.  REMIC Tax Matters ................................................ 10-2


ARTICLE XI       THE TRUSTEE............................................................... 11-1
         SECTION 11.01.  Duties of Trustee ................................................ 11-1
                        -------------------
         SECTION 11.02.  Certain Matters Affecting the Trustee ............................ 11-2
                        ---------------------------------------
         SECTION 11.03.  Trustee Not Liable for Certificates or Contracts ................. 11-3
                        --------------------------------------------------
         SECTION 11.04.  Rights of Certificateholders to Direct Trustee and to Waive
                        -------------------------------------------------------------
                         Event of Termination ............................................. 11-3
                        ----------------------
         SECTION 11.05.  The Servicer to Pay Trustee's Fees and Expenses .................. 11-4
                        -------------------------------------------------
         SECTION 11.06.  Eligibility Requirements for Trustee ............................. 11-4
                        --------------------------------------
         SECTION 11.07.  Resignation or Removal of Trustee ................................ 11-5
                        -----------------------------------
         SECTION 11.08.  Successor Trustee ................................................ 11-6
                        -------------------
         SECTION 11.09.  Merger or Consolidation of Trustee ............................... 11-6
                        ------------------------------------
         SECTION 11.10.  Tax Returns ...................................................... 11-6
                        -------------
         SECTION 11.11.  Obligor Claims ................................................... 11-7
                        ----------------
         SECTION 11.12.  Appointment of Co-Trustee or Separate Trustee .................... 11-7
                        -----------------------------------------------
         SECTION 11.13.  Agents of Trustee ................................................ 11-8
                        -------------------

ARTICLE XII   MISCELLANEOUS................................................................ 12-1
         SECTION 12.01.  Servicer Not to Assign Duties or Resign; Delegation of Servicing
                        ------------------------------------------------------------------
                         Functions ........................................................ 12-1
                        -----------
         SECTION 12.02.  Maintenance of Office or Agency .................................. 12-1
                        ---------------------------------
         SECTION 12.03.  Termination ...................................................... 12-2
                        -------------
         SECTION 12.04.  Acts of Certificateholders ....................................... 12-3
                        ----------------------------
         SECTION 12.05.  Calculations ..................................................... 12-4
                        --------------
         SECTION 12.06.  Assignment or Delegation by Originator ........................... 12-4
                        ----------------------------------------
         SECTION 12.07.  Amendment ........................................................ 12-5
                        -----------
         SECTION 12.08.  Notices .......................................................... 12-7
                        ---------
         SECTION 12.09.  Merger and Integration ........................................... 12-8
                        ------------------------
         SECTION 12.10.  Headings ......................................................... 12-8
                        ----------
         SECTION 12.11.  Governing Law .................................................... 12-8
                        ---------------

Exhibit A -- Form of Class A Certificate ..................................... A
Exhibit B -- Form of Class M-1 or Class M-2 Certificate .................... B-1
Exhibit C-1- Form of Class B-1 or Class B-2 Certificate .................. C-1-1
Exhibit C-2- Form of Class B-3I Certificate .............................. C-2-1
Exhibit D -- Form of Assignment .............................................D-1
Exhibit E -- Form of Certificate of Officer .................................E-1
Exhibit F -- Form of Opinion of Counsel for the Originator ..................F-1
Exhibit G -- Form of Trustee's Acknowledgment ...............................G-1
Exhibit H -- Form of Custodian's Acknowledgment .............................H-1
Exhibit I -- Form of Certificate of Servicing Officer .......................I-1
Exhibit J -- Form of Class C Subsidiary Certificate .........................J-1
Exhibit K -- Form of Class C Master Certificate .............................K-1
Exhibit L-1- Form of Certificate Regarding Repurchased Contracts...........L-1-1
Exhibit L-2- Form of Certificate Regarding Substituted Contracts...........L-2-1
Exhibit M -- Form of Representation Letter ................................. M-1

Exhibit N -- Form of Monthly Report ........................................ N-1
Exhibit O -- Form of Addition Notice ....................................... O-1
Exhibit P -- Form of Subsequent Transfer Instrument ........................ P-1
Exhibit Q -- Form of Officer's Certificate (Subsequent Transfer)............ Q-1

     AGREEMENT, dated as of August 1, 2000, among Conseco Finance Securitizations Corp., a corporation organized and existing under the laws of the State of Minnesota, as Seller (the "Seller"), Conseco Finance Corp., a corporation organized and existing under the laws of the State of Delaware, as originator of the manufactured housing installment sales contracts and installment loan agreements described herein (the "Originator") and as the initial servicer and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee").

     WHEREAS, in the regular course of its business, Conseco Finance Corp. originates, purchases and services manufactured housing installment sales contracts and installment loan agreements, which contracts provide for installment payments by or on behalf of the owner of the manufactured home and grant security interests in the related manufactured home (or, in certain cases, mortgages or deeds of trust on the real estate to which such manufactured home is deemed permanently affixed);

     WHEREAS, the Seller, the Originator, the Servicer and the Trustee wish to set forth the terms and conditions pursuant to which the "Trust," as hereinafter defined, will acquire the "Contracts," as hereinafter defined, and the Servicer will manage and service the Contracts;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as provided herein:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

      SECTION 1.01.  General.
                     -------

     For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of the Agreement.

      SECTION 1.02.  Specific Terms.
                     --------------

     "Addition Notice" means, with respect to each transfer of Subsequent
      ---------------
Contracts to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit O, which shall be given not less than five Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Contracts to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Contracts.

     "Additional Contract" means a Contract identified in the List of Contracts
      -------------------
delivered pursuant to Section 2.02(a) that is not an Initial Contract.

     "Additional Monthly Servicing Fee" means, as of any Remittance Date, a
      --------------------------------
maximum of one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance for the immediately preceding Remittance Date (or, with respect to the first Remittance Date, the Cut-off Date Pool Principal Balance as of the Closing
Date).

     "Additional Principal Distribution Amount" means, as to any Remittance
      ----------------------------------------
Date, the Amount Available remaining after payment of the amounts described in clauses (1) through (11) of Section 8.03(a), subject to the limitations and conditions specified in Section 8.03(a)(12).

     "Adjusted Amount Available" means, as to any Remittance Date, the sum of
      -------------------------
the Amount Available and any amount withdrawn from the Capitalized Interest Account or Pre-Funding Account and deposited in the Certificate Account on such Remittance Date.

     "Advance Payment" means any payment by an Obligor in advance of the related
      ---------------
Due Period in which it would be due under such Contract and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or
      ---------
controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                                      1-1

     "Agreement" means this Pooling and Servicing Agreement, as the same may be
      ---------
amended or supplemented from time to time.

     "Amount Available" means, as to any Remittance Date, an amount equal to
      ----------------

     (a) the sum of

         (i) the amount on deposit in the Certificate Account as of the close of business on the last day of the related Due Period,

         (ii) any amounts required to be deposited in the Certificate Account on the Business Day immediately preceding such Remittance Date pursuant to Section 5.09(b), and

         (iii) all collections in respect of principal on the Contracts received after the last day of the related Due Period up to and including the third Business Day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus

     (b) the sum as of the close of business on the Business Day preceding such Remittance Date of

         (i)    the Amount Held for Future Distribution,

         (ii) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (b) - (e), inclusive, of
                Section 8.02, and

         (iii) with respect to all Remittance Dates other than the Remittance Date in September 2000, all collections in respect of principal on the Contracts received on or after the first day of the related Due Period up to and including the third Business Day prior to the preceding Remittance Date (but in no event later than the 25th day of the month prior to the preceding Remittance
                Date).

     "Amount Held for Future Distribution" means, as to any Remittance Date, the
      -----------------------------------
total of the amounts held in the Certificate Account on the last day of the related Due Period on account of Advance Payments in respect of such related Due Period (not including any portion of Advance Payments received during such related Due Period that was distributed on the prior Remittance Date pursuant to clause (vi) of the definition of "Formula Principal Distribution Amount").

     "Applicants" has the meaning assigned in Section 9.06.
      ----------

     "Appraised Value" means, with respect to any Manufactured Home, the value
      ---------------
of such Manufactured Home as determined by a professional appraiser (who may be an employee of the Originator).

                                      1-2

     "Assumption Fee" means any assumption or other similar fee paid by the
      --------------
Obligor on a Contract.

     "Auction Date" has the meaning assigned in Section 8.05(e).
      ------------

     "Authenticating Agent" means any authenticating agent appointed pursuant to
      --------------------
Section 9.07.

     "Average Sixty-Day Delinquency Ratio" means the arithmetic average of the
      -----------------------------------
Sixty-Day Delinquency Ratios for such Remittance Date and for the two immediately preceding Remittance Dates.

     "Book-Entry Certificate" means any Certificate registered in the name of
      ----------------------
the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b)
      ------------
another day on which banking institutions in the city in which a Person is taking action hereunder are authorized or obligated by law, executive order or governmental decree to be closed.

     "Capitalized Interest Account" means the account established and maintained
      ----------------------------
pursuant to Section 8.06.

     "Certificates" means the Class A, Class M, Class B, Class B-3I, and Class C
      ------------
Certificates, collectively.

     "Certificate Account" means the account established and maintained pursuant
      -------------------
to Section 5.05.

     "Certificate Owner" means the person who is the beneficial owner of a Book-
      -----------------
Entry Certificate.

     "Certificate Register" means the register maintained pursuant to Section
      --------------------
9.02.

     "Certificate Registrar" or "Registrar" means the registrar appointed
      ---------------------      ---------
pursuant to Section 9.02.

     "Certificateholder" or "Holder" means the person in whose name a
      -----------------      ------
Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Regular Certificate registered in the name of the Originator or the Seller or any of their Affiliates shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or

                                      1-3
demand, only Regular Certificates which the Trustee knows to be so owned shall be so disregarded.

     "Class," "Class A," "Class M," "Class B," "Class B-3I" or "Class C" means
      -----------------------------------------------------------------
pertaining to each Class of Class A Certificates, Class M Certificates, Class B Certificates, Class B-3I Certificates and/or Class C Certificates, as the case may be.

     "Class A Certificate" means any one of the Class A-1, Class A-2, Class A-3,
      -------------------
Class A-4, Class A-5, and Class A-6 Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class A Distribution Amount" means, as to any Remittance Date, the lesser
      ---------------------------
of (a) the Adjusted Amount Available for such Remittance Date (less any amounts paid to the Servicer pursuant to Section 8.03(a)(1)) and (b) the Class A Formula Distribution Amount for such Remittance Date; provided that after the Class A-6 Cross-Over Date the Class A Distribution Amount shall be zero.

     "Class A-1 Cross-Over Date" means the Remittance Date on which the Class A
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-1 Certificates on such Remittance Date) is reduced to zero.

     "Class A-2 Cross-Over Date" means the Remittance Date on which the Class A-
      -------------------------
2 Principal Balance (after giving effect to the distributions of principal on the Class A-2 Certificates on such Remittance Date) is reduced to zero.

     "Class A-3 Cross-Over Date" means the Remittance Date on which the Class A-
      -------------------------
3 Principal Balance (after giving effect to the distributions of principal on the Class A-3 Certificates on such Remittance Date) is reduced to zero.

     "Class A-4 Cross-Over Date" means the Remittance Date on which the Class A-
      -------------------------
4 Principal Balance (after giving effect to the distributions of principal on the Class A-4 Certificates on such Remittance Date) is reduced to zero.

     "Class A-5 Cross-Over Date" means the Remittance Date on which the Class A-
      -------------------------
5 Principal Balance (after giving effect to the distributions of principal on the Class A-5 Certificates on such Remittance Date) is reduced to zero.

     "Class A-6 Cross-Over Date" means the Remittance Date on which the Class A-
      -------------------------
6 Principal Balance (after giving effect to the distributions of principal on the Class A-6 Certificates on such Remittance Date) is reduced to zero.

     "Class A Formula Distribution Amount" means, as to any Remittance Date, an
      -----------------------------------
amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at (i) the Class A-1 Remittance Rate on the Class A-1 Principal Balance, (ii) the Class A-2 Remittance Rate on the Class A-2 Principal Balance,
(iii) the Class A-3 Remittance Rate on the Class A-3

                                      1-4

Principal Balance, (iv) the Class A-4 Remittance Rate on the Class A-4 Principal Balance, (v) the Class A-5 Remittance Rate on the Class A-5 Principal Balance, and (vi) the Class A-6 Remittance Rate on the Class A-6 Principal Balance, in each case calculated immediately prior to such Remittance Date, (b) the aggregate Unpaid Class A Interest Shortfall, if any, (c) the Class A Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class A Principal Shortfall, and (e) any Additional Principal Distribution Amount to be distributed to the Class A Certificates pursuant to Section 8.03(a)(12); provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c), (d) and (e) shall not exceed the sum of the Original Class A-l Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal Balance, the Original Class A-5 Principal Balance and the Original Class A-6 Principal Balance.

     "Class A Interest Distribution Amount" means, as to each Class of Class A
      ------------------------------------
Certificates and any Remittance Date, the sum of the amounts specified in clause
(a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(v) and (a)(vi), as appropriate, of the definition of the term "Class A Formula Distribution Amount" and the Unpaid Class A Interest Shortfall, if any, with respect to such Class.

     "Class A Interest Shortfall" means, as to any Remittance Date and with
      --------------------------
respect to each Class of Class A Certificates, the amount, if any, by which the amount distributed to Holders of such Class of Class A Certificates on such Remittance Date pursuant to Section 8.03(a)(2) is less than the Class A Interest Distribution Amount for such Class.

     "Class A Percentage" means:
      ------------------

     (i) as to any Remittance Date on or prior to the Class A-6 Cross-Over Date, and on which the Class M-1 Distribution Test is not satisfied, 100%,

     (ii) as to any Remittance Date on which the Class M-1 Distribution Test is satisfied but the Class M-2 Distribution Test and the Class B Distribution Test are not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance and the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date,

     (iii) as to any Remittance Date on which both the Class M-1 Distribution Test and the Class M-2 Distribution Test are satisfied but the Class B Distribution Test is not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance, the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any), and the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of such Remittance Date,

     (iv) as to any Remittance Date on which the Class M-1 Distribution Test, the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction,

                                      1-5
          expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date and

     (v)  as to any Remittance Date after the Class A-6 Cross-Over Date, 0%.

     "Class A Principal Balance" means, as to any Remittance Date, the sum of
      -------------------------
the Class Principal Balances of the Class A Certificates.

     "Class A Principal Deficiency Amount" means, as to any Remittance Date, the
      -----------------------------------
amount, if any, by which the Pool Scheduled Principal Balance plus any Pre-Funded Amount is less than the Class A Principal Balance.

     "Class A Principal Shortfall" means as to any Remittance Date, the amount,
      ---------------------------
if any, by which the amount distributed to Holders of Class A Certificates on such Remittance Date pursuant to Section 8.03(a)(6)(i) or (iii) is less than the Class A Percentage of the Formula Principal Distribution Amount for such Remittance Date. In no event, however, shall the Class A Principal Shortfall exceed the Class A Principal Balance.

     "Class A-1 Remittance Rate" means 7.18% per annum.
      -------------------------

     "Class A-2 Remittance Rate" means 7.35% per annum.
      -------------------------

     "Class A-3 Remittance Rate" means 7.47% per annum.
      -------------------------

     "Class A-4 Remittance Rate" means 7.73% per annum.
      -------------------------

     "Class A-5 Remittance Rate" means 7.97% per annum.
      -------------------------

     "Class A-6 Remittance Rate" means a floating rate (determined each Due
      -------------------------
Period on each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 8.31% per annum.

     "Class A-S1 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class A-S2 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class A-S3 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

                                      1-6

     "Class A-S4 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class A-S5 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class A-S6 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class B-1 Adjusted Principal Balance" means, as of any Remittance Date,
      ------------------------------------
the Class B-1 Principal Balance as of that Remittance Date minus the Class B-1 Liquidation Loss Amount (if any) as of the prior Remittance Date.

     "Class B-2 Adjusted Principal Balance" means, as of any Remittance Date,
      ------------------------------------
the Class B-2 Principal Balance as of that Remittance Date minus the Class B-2 Liquidation Loss Amount (if any) as of the prior Remittance Date.

     "Class B Certificate" means any one of the Class B-1 or Class B-2
      -------------------
Certificates.

     "Class B-1 Certificate" means any one of the Class B-1 Certificates
      ---------------------
executed and delivered by the Trustee substantially in the form set forth in Exhibit C-1 hereto and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class B-2 Certificate" means any one of the Class B-2 Certificates
      ---------------------
executed and delivered by the Trustee substantially in the form set forth in Exhibit C-1 hereto and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class B-1 Cross-Over Date" means the Remittance Date on which the Class B-
      -------------------------
1 Principal Balance (after giving effect to the distributions of principal on the Class B-1 Certificates on such Remittance Date) is reduced to zero.

     "Class B-1 Distribution Amount" means, as to any Remittance Date, the
      -----------------------------
lesser of (a) the Adjusted Amount Available less the sum of (i) any amounts paid to the Servicer pursuant to Section 8.03(a)(1), (ii) the Class A Distribution Amount, (iii) the Class M-1 Distribution Amount, and (iv) the Class M-2 Distribution Amount and (b) the Class B-1 Formula Distribution Amount for such Remittance Date; provided that after the Class B-1 Cross-Over Date the Class B-1 Distribution Amount shall be zero.

     "Class B-2 Distribution Amount" means, as to any Remittance Date, the
      -----------------------------
lesser of (a) the Remaining Amount Available and (b) the Class B-2 Formula Distribution Amount for such Remittance Date.

                                      1-7

     "Class B Distribution Test" means, to be considered "satisfied" for any
      -------------------------
Remittance Date, that (i) such Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 5.00%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 12.75%; and
(vi) the Class B Principal Balance as of such Remittance Date is greater than or equal to $25,000,000.

     "Class B-1 Formula Distribution Amount" means, as to any Remittance Date,
      -------------------------------------
an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class B-1 Remittance Rate on the Class B-1 Adjusted Principal Balance as of such Remittance Date, (b) any Unpaid Class B-1 Interest Shortfall, (c) the Class B Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class B-1 Principal Shortfall, (e) any Additional Principal Distribution Amount to be distributed to the Class B-1 Certificates pursuant to Section 8.03(a)(12), (f) any Class B-1 Liquidation Loss Interest Amount, and (g) any Unpaid Class B-1 Liquidation Loss Interest Shortfall; provided, however, that on the Class M-2 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c),
(d) and (e) of the term "Class M-2 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the second proviso to such term shall instead be included in clause (c) or (e) of this definition, as applicable; provided, further, that the aggregate of all amounts distributed pursuant to clauses (c), (d) and (e) of this definition shall not exceed the Original Class B-1 Principal Balance.

     "Class B-2 Formula Distribution Amount" means, as to any Remittance Date,
      -------------------------------------
an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class B-2 Remittance Rate on the Class B-2 Principal Balance as calculated immediately prior to such Remittance Date, (b) any Unpaid Class B-2 Interest Shortfall, (c) (i) if such Remittance Date is prior to or on the Class B-1 Cross-Over Date, zero or (ii) if such Remittance Date is after the Class B-1 Cross-Over Date, the Class B Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class B-2 Principal Shortfall, and (e) any Additional Principal Distribution Amount to be distributed to the Class B-2 Certificates pursuant to Section 8.03(a)(12); provided, however, that on the Class B-1 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c), (d) and (e) of the term "Class B-1 Formula Distribution Amount" (assuming a sufficient Remaining Amount Available) but for the operation of the second proviso to such term shall instead be included in clause (c) or (e) of this definition, as applicable; provided, further, that the aggregate of all amounts distributed pursuant to clauses (c), (d), and (e) of this definition shall not exceed the Original Class B-2 Principal Balance.

     "Class B-1 Interest Deficiency Amount" means, as to the Class B-1
      ------------------------------------
Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (f) and (g) of the definition of the term "Class B-1 Formula Distribution Amount" and

                                      1-8

(ii) the amount available for distribution to the Class B-1 Certificateholders pursuant to Section 8.03(a)(5)(i) and (ii) and Section 8.03(a)(9)(iii) and (iv) on such Remittance Date.

     "Class B-1 Interest Distribution Amount" means, as to any Remittance Date,
      --------------------------------------
the amount specified in clause (a) of the definition of "Class B-1 Formula Distribution Amount" plus the Unpaid Class B-1 Interest Shortfall, if any.

     "Class B-1 Interest Shortfall" means, as to any Remittance Date, the
      ----------------------------
difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class B-1 Certificates on such Remittance Date pursuant to Sections 8.03(a)(5)(i) and (ii), and (ii) any amount distributed to the Holders of the Class B-1 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the Class B-1 Interest Distribution Amount for such Remittance Date.

     "Class B-2 Interest Shortfall" means, as to any Remittance Date, the
      ----------------------------
amount, if any, by which the amount distributed to Holders of Class B-2 Certificates on such Remittance Date pursuant to Sections 8.03(a)(10)(i) and
(ii) is less than the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class B-2 Formula Distribution Amount."

     "Class B-1 Liquidation Loss Amount" means, as of any Remittance Date, the
      ---------------------------------
lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates on such Remittance Date) and (y) the Class B-1 Principal Balance (after giving effect to all distributions of principal on the Class B-1 Certificates on such Remittance Date).

     "Class B-2 Liquidation Loss Amount" means, as to any Remittance Date, the
      ---------------------------------
lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1, Class M-2, Class B-1 Certificates and Class B-2 Certificates on such Remittance Date) and (y) the Class B-2 Principal Balance (after giving effect to all distributions of principal on the Class B-2 Certificates on such Remittance Date.

     "Class B-1 Liquidation Loss Interest Amount" means, as to any Remittance
      ------------------------------------------
Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class B-1 Remittance Rate on the Class B-1 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

     "Class B-1 Liquidation Loss Interest Shortfall" means, as to any Remittance
      ---------------------------------------------
Date, the amount, if any, by which the amount distributed to Holders of the Class B-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(9)(iii) is less than the Class B-1 Liquidation Loss Interest Amount for such Remittance Date.

                                      1-9

     "Class B Percentage" means:
      ------------------

     (i) as to any Remittance Date on which the Class B Distribution Test is not satisfied, and the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not been reduced to zero, 0%,

     (ii) as to any Remittance Date on which the Class B Distribution Test, the Class M-2 Distribution Test and the Class M-1 Distribution Test are satisfied, 100% minus the sum of the Class A Percentage, the Class M-1 Percentage and the Class M-2 Percentage, and

     (iii) as to any Remittance Date after the Class M-2 Cross-Over Date, 100%.

     "Class B Principal Balance" means, as to any Remittance Date, the sum of
      -------------------------
     the Class B-1 Principal Balance and the Class B-2 Principal Balance.

     "Class B-1 Principal Balance" means, as to any Remittance Date, the
      ---------------------------
Original Class B-1 Principal Balance less all amounts previously distributed to Holders of Class B-1 Certificates on account of principal.

     "Class B-2 Principal Balance" means, as to any Remittance Date, the
      ---------------------------
Original Class B-2 Principal Balance less all amounts previously distributed to Holders of Class B-2 Certificates on account of principal.

     "Class B-1 Principal Shortfall" means as to any Remittance Date, the
      -----------------------------
amount, if any, by which the amount distributed to Holders of Class B-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(9)(ii) is less than the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date. In no event, however, shall the Class B-1 Principal Shortfall exceed the Class B-1 Principal Balance.

     "Class B-2 Principal Shortfall" means as to any Remittance Date, the
      -----------------------------
amount, if any, by which the amount distributed to Holders of Class B-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(10)(iv) is less than the amount described in Section 8.03(a)(10)(iv) for such Remittance Date. In no event, however, shall the Class B-2 Principal Shortfall exceed the Class B-2 Principal Balance.

     "Class B-1 Remittance Rate" means a floating rate (determined each Due
      -------------------------
Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 10.35% per annum.

     "Class B-2 Remittance Rate" means a floating rate (determined each Due
      -------------------------
Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 10.35% per annum.

     "Class B-3I Certificate" means any one of the Class B-3I Certificates
      ----------------------
executed and delivered by the Trustee substantially in the form set forth in Exhibit C-2 hereto and evidencing

                                      1-10
an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class B-3I Distribution Amount" means, as to any Remittance Date, the
      ------------------------------
lesser of (a) the Amount Available less all amounts distributed pursuant to Sections 8.03(a)(1)-(12), and (b) the Class B-3I Formula Distribution Amount for such Remittance Date.

     "Class B-3I Formula Distribution Amount" means, as to any Remittance Date,
      --------------------------------------
an amount equal to the sum of (a) the Excess Interest for such Remittance Date, and (b) any Unpaid Class B-3I Shortfall as of such Remittance Date.

     "Class B-3I Shortfall" means, as to any Remittance Date, the amount, if
      --------------------
any, by which (a) the Class B-3I Formula Distribution Amount for such Remittance Date exceeds (b) the Class B-3I Distribution Amount for such Remittance Date.

     "Class B-S1 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class B-S2 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class C Certificate" means any one of the Class C Subsidiary Certificates
      -------------------
or Class C Master Certificates.

     "Class C Certificateholder" means the person in whose name a Class C
      -------------------------
Certificate is registered on the Certificate Register.

     "Class C Master Certificate" means a Class C Master Certificate executed
      --------------------------
and delivered by the Trustee substantially in the form of Exhibit K, and evidencing an interest designated as the "residual interest" in the Master REMIC for purposes of the REMIC Provisions.

     "Class C Master Distribution Amount" means, as to any Remittance Date, the
      ----------------------------------
amount, if any, distributable pursuant to Section 8.03(a)(15).

     "Class C Subsidiary Certificate" means a Class C Subsidiary Certificate
      ------------------------------
executed and delivered by the Trustee substantially in the form of Exhibit J, and evidencing an interest designated as the "residual interest" in the Subsidiary REMIC for purposes of the REMIC Provisions.

     "Class C Subsidiary Distribution Amount" means, as to any Remittance Date,
      --------------------------------------
the amounts, if any, distributable pursuant to Section 8.03(b)(6).

     "Class M Certificate" means any one of the Class M-1 or M-2 Certificates
      -------------------
executed and delivered by the Trustee.

                                      1-11

     "Class M-1 Adjusted Principal Balance" means, as to any Remittance Date,
      ------------------------------------
the Class M-1 Principal Balance as of that Remittance Date minus the Class M-1 Liquidation Loss Amount (if any) as of the prior Remittance Date.

     "Class M-2 Adjusted Principal Balance" means, as to any Remittance Date,
      ------------------------------------
the Class M-2 Principal Balance as of that Remittance Date minus the Class M-2 Liquidation Loss Amount (if any) as of the prior Remittance Date.

     "Class M-1 Certificate" means any one of the Class M-1 Certificates
      ---------------------
executed and delivered by the Trustee substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for the purposes of the REMIC Provisions.

     "Class M-2 Certificate" means any one of the Class M-2 Certificates
      ---------------------
executed and delivered by the Trustee substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for the purposes of the REMIC Provisions.

     "Class M-1 Cross-Over Date" means the Remittance Date on which the Class M-
      -------------------------
1 Principal Balance (after giving effect to the distributions of principal on the Class M-1 Certificates on such Remittance Date) is reduced to zero.

     "Class M-2 Cross-Over Date" means the Remittance Date on which the Class M-
      -------------------------
2 Principal Balance (after giving effect to the distributions of principal on the Class M-2 Certificates on such Remittance Date) is reduced to zero.

     "Class M-1 Distribution Test" means, to be considered "satisfied" for any
      ---------------------------
Remittance Date, that (i) such Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 5.00%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; and (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 26.25%.

     "Class M-2 Distribution Test" means, to be considered "satisfied" for any
      ---------------------------
Remittance Date, that (i) such Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 5.00%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; and (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-2 Principal Balance, the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 18.75%.

                                      1-12

     "Class M-1 Formula Distribution Amount" means, as to any Remittance Date,
      -------------------------------------
an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class M-1 Remittance Rate on the Class M-1 Adjusted Principal Balance as of such Remittance Date, (b) the aggregate Unpaid Class M-1 Interest Shortfall, if any, (c) the Class M-1 Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class M-1 Principal Shortfall, (e) any Additional Principal Distribution Amount to be distributed to the Class M-1 Certificates pursuant to Section 8.03(a)(12), (f) any Class M-1 Liquidation Loss Interest Amount, and (g) any Unpaid Class M-1 Liquidation Loss Interest Shortfall; provided, however, that on the Class A-6 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c), (d) and (e) of the term "Class A Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso to such term shall instead be included in clause (c) or (e) of this definition, as applicable; provided, further, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c), (d) and (e) shall not exceed the Original Class M-1 Principal Balance.

     "Class M-2 Formula Distribution Amount" means, as to any Remittance Date,
      -------------------------------------
an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class M-2 Remittance Rate on the Class M-2 Adjusted Principal Balance as of such Remittance Date, (b) the aggregate Unpaid Class M-2 Interest Shortfall, if any, (c) the Class M-2 Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class M-2 Principal Shortfall, (e) any Additional Principal Distribution Amount to be distributed to the Class M-2 Certificates pursuant to Section 8.03(a)(12), (f) any Class M-2 Liquidation Loss Interest Amount, and (g) any Unpaid Class M-2 Liquidation Loss Interest Shortfall; provided, however, that on the Class M-1 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c), (d) and (e) of the term "Class M-1 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso to such term shall instead be included in clause (c) or (e) of this definition, as applicable; provided, further, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c), (d) and (e) shall not exceed the Original Class M-2 Principal Balance.

     "Class M-1 Interest Deficiency Amount" means, as to the Class M-1
      ------------------------------------
Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (f) and (g) of the definition of the term "Class M-1 Formula Distribution Amount" and (ii) the amount available for distribution to the Class M-1 Certificateholders pursuant to
Section 8.03(a)(3)(i) and (ii) and Section 8.03(a)(7)(iii) and (iv) on such Remittance Date.

     "Class M-2 Interest Deficiency Amount" means, as to the Class M-2
      ------------------------------------
Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (f) and (g) of the definition of the term "Class M-2 Formula Distribution Amount" and (ii) the amount available for distribution to the Class M-2 Certificateholders pursuant to
Section 8.03(a)(4)(i) and (ii) and Section 8.03(a)(8)(iii) and (iv) on such Remittance Date.

     "Class M-1 Interest Distribution Amount" means, as to any Remittance Date,
      --------------------------------------
the amount specified in clause (a) of the definition of the term "Class M-1 Formula Distribution Amount" plus the Unpaid Class M-1 Interest Shortfall, if any.

                                      1-13

     "Class M-2 Interest Distribution Amount" means, as to any Remittance Date,
      --------------------------------------
the amount specified in clause (a) of the definition of the term "Class M-2 Formula Distribution Amount" plus the Unpaid Class M-2 Interest Shortfall, if any.

     "Class M-1 Interest Shortfall" means, as to any Remittance Date, the
      ----------------------------
difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class M-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(3)(i) and (ii), and (ii) any amount distributed to the Holders of the Class M-1 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the Class M-1 Interest Distribution Amount for such Remittance Date.

     "Class M-2 Interest Shortfall" means, as to any Remittance Date, the
      ----------------------------
difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class M-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(4)(i) and (ii), and (ii) any amount distributed to the Holders of the Class M-2 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the Class M-2 Interest Distribution Amount for such Remittance Date.

     "Class M-1 Liquidation Loss Amount" means, as to any Remittance Date, the
      ---------------------------------
lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance and the Class M-1 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A and Class M-1 Certificates on such Remittance Date) and (y) the Class M-1 Principal Balance (after giving effect to all distributions of principal on the Class M-1 Certificates on such Remittance Date).

     "Class M-2 Liquidation Loss Amount" means, as to any Remittance Date, the
      ---------------------------------
lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1 and Class M-2 Certificates on such Remittance Date) and (y) the Class M-2 Principal Balance (after giving effect to all distributions of principal on the Class M-2 Certificates on such Remittance Date).

     "Class M-1 Liquidation Loss Interest Amount" means, as to any Remittance
      ------------------------------------------
Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class M-1 Remittance Rate on the Class M-1 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

     "Class M-2 Liquidation Loss Interest Amount" means, as to any Remittance
      ------------------------------------------
Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class M-2 Remittance Rate on the Class M-2 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

     "Class M-1 Liquidation Loss Interest Shortfall" means, as to any Remittance
      ---------------------------------------------
Date, the amount, if any, by which the amount distributed to Holders of the Class M-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(7)(iii) is less than the Class M-1 Liquidation Loss Interest Amount for such Remittance Date.

                                      1-14

     "Class M-2 Liquidation Loss Interest Shortfall" means, as to any Remittance
      ---------------------------------------------
Date, the amount, if any, by which the amount distributed to Holders of the Class M-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(8)(iii) is less than the Class M-2 Liquidation Loss Interest Amount for such Remittance Date.

     "Class M-1 Percentage" means:
      --------------------

     (i) as to any Remittance Date prior to the Class A-6 Cross-Over Date and on which the Class M-1 Distribution Test is not satisfied, 0%,

     (ii) as to any Remittance Date on which the Class M-1 Distribution Test is satisfied but the Class M-2 Distribution Test is not satisfied, 100% minus the Class A Percentage,

     (iii) as to any Remittance Date on which both the Class M-1 Distribution Test and the Class M-2 Distribution Test are satisfied but the Class B Distribution Test is not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance, the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) and the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of the immediately preceding Remittance Date,

     (iv) as to any Remittance Date on which the Class M-1 Distribution Test, the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, and

     (v) as to any Remittance Date after the Class A-6 Cross-Over Date and on which the Class M-2 Distribution Test and the Class B Distribution Test are not satisfied, 100%.

     "Class M-2 Percentage" means:
      --------------------

     (i) as to any Remittance Date prior to the Class M-1 Cross-Over Date and on which the Class M-2 Distribution Test is not satisfied, 0%,

     (ii) as to any Remittance Date on which the Class M-2 Distribution Test is satisfied but the Class B Distribution Test is not satisfied, 100% minus the sum of the Class A Percentage and the Class M-1 Percentage,

     (iii) as to any Remittance Date on which both the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction, expressed as a percentage, the

                                      1-15
           numerator of which is the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, and

     (iv) as to any Remittance Date after the Class M-2 Cross-Over Date and on which the Class B Distribution Test is not satisfied, 100%.

     "Class M-1 Principal Balance" means, as to any Remittance Date, the
      ---------------------------
Original Class M-1 Principal Balance less all amounts previously distributed to Holders of Class M-1 Certificates on account of principal.

     "Class M-2 Principal Balance" means, as to any Remittance Date, the
      ---------------------------
Original Class M-2 Principal Balance less all amounts previously distributed to Holders of Class M-2 Certificates on account of principal.

     "Class M-1 Principal Shortfall" means as to any Remittance Date, the
      -----------------------------
amount, if any, by which the amount distributed to Holders of Class M-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(7)(ii) is less than the Class M-1 Percentage of the Formula Principal Distribution Amount for such Remittance Date. In no event, however, shall the Class M-1 Principal Shortfall exceed the Class M-1 Principal Balance.

     "Class M-2 Principal Shortfall" means as to any Remittance Date, the
      -----------------------------
amount, if any, by which the amount distributed to Holders of Class M-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(8)(ii) is less than the Class M-2 Percentage of the Formula Principal Distribution Amount for such Remittance Date. In no event, however, shall the Class M-2 Principal Shortfall exceed the Class M-2 Principal Balance.

     "Class M-1 Remittance Rate" means a floating rate (determined each Due
      -------------------------
Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 8.73% per annum.

     "Class M-2 Remittance Rate" means a floating rate (determined each Due
      -------------------------
Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 9.30% per annum.

     "Class M-S1 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

     "Class M-S2 Interest" means a regular interest in the Subsidiary REMIC
      -------------------
which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

                                      1-16

     "Class Principal Balance" means, as to any Remittance Date and each Class
      -----------------------
of Certificates, the Original Principal Balance of such Class less all amounts previously distributed to Holders of such Class of Certificates on account of principal.

     "Closing Date" means August 11, 2000.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral Security" means, with respect to any Contract, (i) the security
      -------------------
interests granted by or on behalf of the related Obligor with respect thereto, including a first priority perfected security interest in the related Manufactured Home, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Contract, whether pursuant to the agreement giving rise to such Contract or otherwise, together with all financing statements signed by the Obligor describing any collateral securing such Contract, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Contract whether pursuant to the agreement giving rise to such Contract or otherwise, and (iv) all records in respect of such Contract.

     "Computer Tape" means the computer tape generated by the Originator which
      -------------
provides information relating to the Contracts and which was used by the Originator in selecting the Contracts, and includes the master file and the history file.

     "Contracts" means the manufactured housing installment sales contracts and
      ---------
installment loan agreements, including any Land-and-Home Contracts, described in the List of Contracts and constituting part of the corpus of the Trust, which Contracts are to be assigned and conveyed by the Seller to the Trust, and includes, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date, but excluding any rights to receive payments which are due pursuant thereto prior to the applicable Cut-off Date.

     "Contract File" means, as to each Contract, other than a Land-and-Home
      -------------
Contract, (a) the original copy of the Contract, (b) either (i) the original title document for the related Manufactured Home or a duplicate certified by the appropriate governmental authority which issued the original thereof or the application for such title document or (ii) if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured housing, other evidence of ownership of the related Manufactured Home which is customarily relied upon in such jurisdiction as evidence of title to a manufactured housing unit, (c) evidence of one or more of the following types of perfection of the security interest in the related Manufactured Home granted by such Contract, as appropriate: (i) notation of such security interest on the title document, (ii) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon, or
(iii) such other evidence of perfection of a security interest in a manufactured housing unit as is customarily relied upon in the jurisdiction in which the related Manufactured Home is located, (d) the assignment of the Contract from the originator (if other than Conseco Finance Corp.) to the Originator, (e) evidence of any other Collateral Security, including with respect to a Land-in-Lieu

                                      1-17

Contract, the mortgage or deed of trust, and (f) any extension, modification or waiver agreement(s).

     "Contract Rate" means, with respect to any particular Contract, the rate of
      -------------
interest specified in that Contract and computed on a precomputed basis with an actuarial rebate of unearned interest upon prepayment, provided that the rebate upon prepayment of Contracts originated in California or Oklahoma may be computed on the simple interest method if so required by applicable law or regulations.

     "Corporate Trust Office" means the office of the Trustee at which at any
      ----------------------
particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.08.

     "Corresponding Certificate Class" means, with respect to each Class of
      -------------------------------
Uncertificated Subsidiary Interests, as follows:

 Uncertificated Subsidiary Interest    Corresponding Certificate Class
------------------------------------ ---------------------------------
          Class A-S1                              Class A-1
          Class A-S2                              Class A-2
          Class A-S3                              Class A-3
          Class A-S4                              Class A-4
          Class A-S5                              Class A-5
          Class A-S6                              Class A-6
          Class M-S1                              Class M-1
          Class M-S2                              Class M-2
          Class B-S1                              Class B-1
          Class B-S2                              Class B-2

     "Counsel for the Originator and Seller" means Dorsey & Whitney LLP, or
      -------------------------------------
other legal counsel for the Originator and the Seller.

     "Cumulative Realized Losses" means, as to any Remittance Date, the sum of
      --------------------------
the Realized Losses for that Remittance Date and each preceding Remittance Date since the Cut-off Date.

     "Cumulative Realized Losses Test" means, to be considered "satisfied" for
      -------------------------------
any Remittance Date:

     (i) if such Remittance Date occurs between September 1, 2004 and August 31, 2005 (inclusive), that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 5.5% of the Cut-off Date Pool Principal Balance;

     (ii) if such Remittance Date occurs between September 1, 2005 and August 31, 2006 (inclusive), that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 7.0% of the Cut-off Date Pool Principal Balance;

                                      1-18

     (iii) if such Remittance Date occurs between September 1, 2006 and August 31, 2007 (inclusive), that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 9.0% of the Cut-off Date Pool Principal Balance; and

     (iv) if such Remittance Date occurs on or after September 1, 2007, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 10.5% of the Cut-off Date Pool Principal Balance.

     "Current Realized Loss Ratio" means, as to any Remittance Date, a fraction,
      ---------------------------
expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Remittance Date and each of the two immediately preceding Remittance Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance as of the third preceding Remittance Date and the Pool Scheduled Principal Balance as of such Remittance Date.

     "Custodian" means at any time the Trustee or a financial institution
      ---------
organized under the laws of the United States or any State, which is subject to supervision and examination by Federal or State authorities and which is not the Originator or an Affiliate of the Originator, that is acting at such time as Custodian of the Land-and-Home Contract Files pursuant to Section 4.01.

     "Cut-off Date" means with respect to the Initial Contracts, June 30, 2000;
      ------------
to the Additional Contracts, July 31, 2000; and to the Subsequent Contracts, the Subsequent Cut-off Date.

     "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off
      -----------------------------------
Date Principal Balances of the Contracts.

     "Cut-off Date Principal Balance" means, as to any Contract, the unpaid
      ------------------------------
principal balance thereof at the Cut-off Date, or applicable Subsequent Cut-off Date if a Subsequent Contract, after giving effect to all installments of principal due prior thereto. With respect to any Staged-Funding Contract, the Cut-off Date Principal Balance means the principal amount stated on such Contract.

     "Defaulted Contract" means a Contract with respect to which the Servicer
      ------------------
commenced repossession or foreclosure procedures, made a sale of such Contract to a third party for repossession, foreclosure or other enforcement, or as to which there was a payment delinquent 180 or more days (excluding any Contract deemed delinquent solely because the Obligor's required monthly payment was reduced as a result of bankruptcy or similar proceedings).

     "Delinquent Contract" means a contract that is 60 or more days delinquent
      -------------------
as of the applicable cut-off date.

     "Depository" means the initial Depository, The Depository Trust Company,
      ----------
the nominee of which is CEDE & CO., as the registered Holder of:

                                      1-19

     (i) one Certificate evidencing $225,000,000 in initial aggregate principal balance of the Class A-1 Certificates,

     (ii) one Certificate evidencing $90,000,000 in initial aggregate principal balance of the Class A-2 Certificates,

     (iii) one Certificate evidencing $125,000,000 in initial aggregate principal balance of the Class A-3 Certificates,

     (iv) one Certificate evidencing $190,000,000 in initial aggregate principal balance of Class A-4 Certificates,

     (v) one Certificate evidencing $110,000,000 in initial aggregate principal balance of Class A-5 Certificates,

     (vi) two Certificates evidencing $310,000,000 in initial aggregate principal balance of Class A-6 Certificates,

     (vii) one Certificate evidencing $62,500,000 in initial aggregate principal balance of the Class M-1 Certificates,

     (viii) one Certificate evidencing $50,000,000 in initial aggregate principal balance of the Class M-2 Certificates, and

     (ix) one Certificate evidencing $37,500,000 in initial aggregate principal balance of the Class B-1 Certificates,

     (x) one Certificate evidencing $43,750,000 in initial aggregate principal balance of the Class B-2 Certificates,

and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial
      ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means the third Business Day preceding each Remittance
      ------------------
Date during the term of this Agreement.

     "Disqualified Organization" has the meaning assigned in Section 9.02(b)(3).
      -------------------------

     "Due Date" means, as to any Contract, the date of the month on which the
      --------
scheduled monthly payment for such Contract is due.

                                      1-20

     "Due Period" means with respect to any Remittance Date other than the
      ----------
Remittance Date in September 2000, the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date, and with respect to the Remittance Date in September 2000, the period from and including the Cut-off Date for the related Contract to and including August 15, 2000.

     "Electronic Ledger" means the electronic master record of installment sale
      -----------------
contracts of the Originator.

     "Eligible Account" means, at any time, an account which is any of the
      ----------------
following: (i) an account maintained with an Eligible Institution; (ii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the bank holding company shall have capital and surplus) of not less than $50,000,000 and the securities of such depository institution or trust company (or, if such depository institution or trust company is a subsidiary of a bank holding company system and such depository institution's or trust company's securities are not rated, the securities of the bank holding company) shall have a credit rating from each of Moody's (if rated by Moody's), Standard & Poor's (if rated by Standard & Poor's) and Fitch (if rated by Fitch) in one of its generic credit rating categories which signifies investment grade; or (iii) an account that will not cause Standard & Poor's, Fitch and Moody's to downgrade or withdraw their then-current ratings assigned to the Certificates, as confirmed in writing by Standard & Poor's, Fitch and Moody's.

     "Eligible Institution" means any depository institution (which may be the
      --------------------
Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit Insurance Corporation), which is subject to supervision and examination by federal or state authorities and whose short-term deposits have been rated P-1 by Moody's (if rated by Moody's), A-1+ by Standard & Poor's (if rated by Standard & Poor's) and F-1 by Fitch (if rated by Fitch), or whose unsecured long-term debt has been rated in one of the two highest rating categories by Moody's, Standard & Poor's (not lower than AA) and Fitch (if rated by Fitch) in the case of unsecured long-term debt.

     "Eligible Investments" has the meaning assigned in Section 5.05(b).
      --------------------

     "Eligible Servicer" means the Originator or any Person qualified to act as
      -----------------
Servicer of the Contracts under applicable federal and state laws and regulations, which Person services not less than an aggregate of $100,000,000 in outstanding principal amount of manufactured housing conditional sales contracts and installment loan agreements and, so long as any FHA/VA Contract is outstanding, which Person is qualified under FHA/VA Regulations to act as a servicer of all such FHA/VA Contracts.

     "Eligible Substitute Contract" means, as to any Replaced Contract for which
      ----------------------------
such Eligible Substitute Contract is being substituted pursuant to Section 3.06(b), a Contract that

                                      1-21

(a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Sections 3.02 and 3.03 and does not cause any of the representations and warranties in Section 3.04, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Contract, (c) has a Contract Rate that is at least equal to the Contract Rate of such Replaced Contract, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract, and (e) is a Land-and-Home Contract if the Replaced Contract is a Land-and-Home Contract and is otherwise secured by a Manufactured Home that is similar in type and value to the collateral serving the Replaced Contract. If more than one Contract is being substituted pursuant to Section 3.06(b) for more than one Replaced Contract on a particular date, then the conditions specified above shall be applied to the Contracts being substituted, in the aggregate, and the Replaced Contracts, in the aggregate.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Errors and Omissions Protection Policy" means the employee errors and
      --------------------------------------
omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Contracts comprising a portion of the corpus of the Trust.

     "Event of Termination" has the meaning assigned in Section 7.01.
      --------------------

     "Excess Interest" means, as to any Remittance Date, the sum of (a) interest
      ---------------
accrued on the Class A-S1 Subsidiary Interest Principal Balance as of such Remittance Date at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-1 Remittance Rate, (b) interest accrued on the Class A-S2 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-2 Remittance Rate, (c) interest accrued on the Class A-S3 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-3 Remittance Rate, (d) interest accrued on the Class A-S4 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-4 Remittance Rate, (e) interest accrued on the Class A-S5 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-5 Remittance Rate, (f) interest accrued on the Class A-S6 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-6 Remittance Rate, (g) interest accrued on the Class M-S1 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class M-1 Remittance Rate, (h) interest accrued on the Class M-S2 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class M-2 Remittance Rate, (i) interest accrued on the Class B-S1

                                      1-22

Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class B-1 Remittance Rate, and (j) interest accrued on the Class B-S2 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class B-2 Remittance Rate.

     "FHA/VA Contract" means a Contract that, at its origination, was insured by
      ---------------
the Federal Housing Administration or partially guaranteed by the Veterans Administration.

     "FHA/VA Regulations" means, as to any FHA/VA Contract, the contractual
      ------------------
agreements and regulations of the Federal Housing Administration or the Veterans Administration, as the case may be, providing or governing the terms of the insurance for such Contract by the Federal Housing Administration or the partial guarantee for such Contract by the Veterans Administration, as the case may be.

       "Fidelity Bond" means the fidelity bond maintained by the Servicer or any
       --------------
similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Contracts comprising a portion of the corpus of the Trust.

     "Final Remittance Date" means the Remittance Date on which the final
      ---------------------
distribution in respect of the Certificates will be made pursuant to Section 12.03.

     "Fitch" means Fitch IBCA, Inc., or any successor thereto; provided that if
      -----
Fitch does not then have a rating outstanding on any of the Class A, Class M-1, Class M-2 or Class B Certificates, then references herein to "Fitch" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Fitch shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Formula Principal Distribution Amount" means, as of any Remittance Date,
      -------------------------------------
the sum of:

     (i) all scheduled payments of principal due on each outstanding Contract during the related Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period, or by reason of any other waiver modification or extension granted by the Servicer in accordance with Section 5.06); plus

     (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Due Period; plus

     (iii) the aggregate Scheduled Principal Balance of all Contracts that became Liquidated Contracts during the related Due Period plus the amount of any

                                      1-23
            reduction in principal balance of any Contract during the related Due Period pursuant to bankruptcy proceedings involving the related Obligor; plus

     (iv) the aggregate Scheduled Principal Balance of all Contracts repurchased during the related Due Period pursuant to Section 3.06; plus

     (v) with respect to the Remittance Date in October 2000 the Unfunded Contract Shortfall, if any; plus

     (vi) without duplication of the foregoing, all collections in respect of principal on the Contracts received after the last day of the related Due Period up to and including the third Business Day prior to such Remittance Date (but in no event later than the 25th day of the month in which such Remittance Date occurs); minus

     (vii) with respect to all Remittance Dates other than the Remittance Date in September 2000, the amount, if any, included in the Formula Principal Distribution Amount for the preceding Remittance Date by virtue of clause (vi) of the definition of Formula Principal Distribution Amount; plus

     (viii) on the Post-Funding Remittance Date, the Pre-Funded Amount.

     "Funding Termination Date" means the Business Day immediately preceding the
      ------------------------
Remittance Date occurring in the calendar month that is the third calendar month following the calendar month of the Closing Date, or October 30, 2000.

     "Hazard Insurance Policy" means, with respect to each Contract, the policy
      -----------------------
of fire and extended coverage insurance (and federal flood insurance, if the Manufactured Home is secured by an FHA/VA Contract and such Manufactured Home is located in a federally designated special flood area) required to be maintained for the related Manufactured Home, as provided in Section 5.09, and which, as provided in said Section 5.09, may be a blanket mortgage impairment policy maintained by the Servicer in accordance with the terms and conditions of said
Section 5.09.

     "Independent" means, when used with respect to any specified Person, Dorsey
      -----------
& Whitney LLP or any Person who (i) is in fact independent of the Originator and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Originator or the Servicer or in an Affiliate of either and (iii) is not connected with the Originator or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

     "Initial Contracts" means certain Contracts identified in the List of
      -----------------
Contracts delivered pursuant to Section 2.02(a), all of which were originated on or before June 30, 2000 and which have an aggregate principal balance as of the Cut-off Date of approximately $883,060,222.30.

                                      1-24

     "Insurance Proceeds" means proceeds paid by any insurer pursuant to any
      ------------------
insurance policy or contract or any FHA/VA Contract.

     "Land-and-Home Contract" means a Contract that is secured by a Mortgage on
      ----------------------
real estate on which the related Manufactured Home is situated, and which Manufactured Home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

     "Land-and-Home Contract File" means, as to each Land-and-Home Contract, (a)
      ---------------------------
the original executed copy of the Land-and-Home Contract; (b) the original related Mortgage with evidence of recording thereon (or, if the original Mortgage has not yet been returned by the applicable recording office, a copy thereof, certified by such recording office, which will be replaced by the original Mortgage when it is so returned) and any title document for the related Manufactured Home; (c) the assignment of the Land-and-Home Contract and the related Mortgage from the originator (if other than Conseco Finance Corp.) to the Originator; (d) an endorsement of such Land-and-Home Contract by the Seller to the Trustee or in blank; (e) an assignment of the related Mortgage to the Trustee or in blank; and (f) any extension, modification or waiver agreement(s).

     "Land-in-Lieu Contract" means a Contract that is secured by (i) a security
      ---------------------
interest in a Manufactured Home and (ii) a mortgage or deed of trust on real estate on which such Manufactured Home is situated, but such Manufactured Home is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

     "Liquidated Contract" means any defaulted Contract as to which the Servicer
      -------------------
has determined that all amounts which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land-and-Home Contracts, Mortgaged Property, have been realized upon and disposed of and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any
      --------------------
overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home and, in the case of Land-and-Home Contracts, Mortgaged Property, are disposed of, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including Insurance Proceeds) received
      --------------------
in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise, including any rental income realized from the repossessed Manufactured Home.

     "List of Contracts" means the lists identifying each Contract constituting
      -----------------
part of the corpus of the Trust, and which lists are either delivered pursuant to Section 2.02(a) of this Agreement or attached to a Subsequent Transfer Instrument as Exhibit A, as such lists may be

                                      1-25
amended from time to time pursuant to Section 3.06(b) to add Eligible Substitute Contracts and delete Replaced Contracts. Each List of Contracts shall set forth as to each Contract identified on it (i) the Cut-off Date Principal Balance,
(ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date.

     "Loan-to-Value Ratio" means, (a) with respect to any Contract other than a
      -------------------
Land-in-Lieu Contract, one minus a fraction, the numerator of which is the total amount down (which may include both cash (plus, in certain cases, fees and insurance premiums financed, but not buydown points) and, for certain Contracts, the amount of any equity in land on which a lien has been granted) and the denominator of which is the sum of the original principal amount and such amount down, and (b) with respect to Land-in-Lieu Contracts, one minus a fraction, the numerator of which is the appraised value of land and the denominator of which is the original principal amount.

     "Manufactured Home" means a unit of manufactured housing, including all
      -----------------
accessions thereto, securing the indebtedness of the Obligor under the related Contract.

     "Master Certificates" means all of the Certificates other than the Class C
      -------------------
Subsidiary Certificates.

     "Master REMIC" means one of the two separate REMICs comprising the corpus
      ------------
of the Trust created by this Agreement, the assets of which shall consist of the Uncertificated Subsidiary Interests.

     "Maturity Date" means, as to any Certificate, other than a Class C
      -------------
Certificate, and as to any Uncertificated Subsidiary Interest, the latest possible maturity date for purposes of complying with the REMIC Provisions governing "regular interests." The Maturity Dates for such Certificates and Uncertificated Subsidiary Interests are set forth in Sections 2.05 (b) and (c).

     "Monthly Report" has the meaning assigned in Section 6.01.
      --------------

     "Monthly Servicing Fee" means, as of any Remittance Date, one-twelfth of
      ---------------------
the product of 0.50% and the Pool Scheduled Principal Balance for the immediately preceding Remittance Date (or, with respect to the first Remittance Date, the Cut-off Date Pool Principal Balance as of the Closing Date).

     "Moody's" means Moody's Investors Service, Inc., or any successor thereto;
      -------
provided that, if Moody's provided a rating on any of the Certificates, as required by Section 2.02, and does not as of any subsequent date have a rating outstanding on any of the Class A, Class M-1, Class M-2 or Class B Certificates, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

                                      1-26

     "Mortgage" means the mortgage, deed of trust, security deed or similar
      --------
evidence of lien, creating a first lien on an estate in fee simple in the real property securing a Land-and-Home Contract.

     "Mortgaged Property" means the property subject to the lien of a Mortgage.
      ------------------

     "Net Liquidation Loss" means, as to a Liquidated Contract, the amount, if
      --------------------
any, by which (a) the outstanding principal balance of such Liquidated Contract plus accrued and unpaid interest thereon to the date on which such Liquidated Contract became a Liquidated Contract exceeds (b) the Net Liquidation Proceeds for such Liquidated Contract.

     "Net Liquidation Proceeds" means, as to a Liquidated Contract, all
      ------------------------
Liquidation Proceeds received on or prior to the last day of the month in which such Contract became a Liquidated Contract, net of Liquidation Expenses.

     "NRSRO" means any nationally recognized statistical rating organization.
      -----

     "Obligor" means each Person who is indebted under a Contract.
      -------

     "Officer's Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, President or any Vice President of the Originator or the Seller and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as
      ------------------
expressly provided herein, be salaried counsel for the Originator or the Seller, acceptable to the Trustee and the Originator or the Seller, provided that any opinion of counsel relating to the qualification of the Subsidiary REMIC or the Master REMIC as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     "Original Class A Principal Balance" means the Original Principal Balances
      ----------------------------------
of the Class A Certificates.

     "Original Principal Balance" means as to each Class of Master Certificates,
      --------------------------
the amount set forth with respect to such Class in Section 2.05(b).

     "Overcollateralization Amount" means, as of any Remittance Date, the amount
      ----------------------------
by which the aggregate outstanding Principal Balance of the Certificates for such Remittance Date is less than the Pool Scheduled Principal Balance for the immediately preceding Remittance Date.

     "Partial Principal Prepayment" means (a) any Principal Prepayment other
      ----------------------------
than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the provision in Section 3.06(a) or pursuant to
Section 3.06(b).

     "Paying Agent" has the meaning assigned in Section 8.01(c).
      ------------

     "Percentage Interest" means, as to any Certificate, the percentage interest
      -------------------
evidenced thereby in distributions made on the related Class, such percentage interest being equal to, in the

                                      1-27
case of the Class A, Class M and Class B Certificates, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original Principal Balance of the related Class; and in the case of the Class B-3I, Class C Subsidiary Certificate and Class C Certificates, the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates shall equal 100%, respectively.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" has the meaning assigned in Section 9.02(b)(2).
      ----

     "Placement Agent" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.
      ---------------

     "Placement Agency Agreement" means that certain agreement among Conseco
      --------------------------
Finance Securitizations Corp., Conseco Finance Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Pool Factor" means, at any time, the percentage derived from a fraction,
      -----------
the numerator of which is the aggregate Principal Balance of each Class of Certificates at such time and the denominator of which is the Cut-off Date Pool Principal Balance.

     "Pool Scheduled Principal Balance" means, as of any Remittance Date, the
      --------------------------------
aggregate Scheduled Principal Balance of all Contracts that were outstanding during the related Due Period.

     "Post-Funding Remittance Date" means the Remittance Date on, or the first
      ----------------------------
Remittance Date after, the last day of the Pre-Funding Period.

     "Pre-Funded Amount" means with respect to any date of determination, the
      -----------------
amount then on deposit in the Pre-Funding Account, after giving effect to any sale of Subsequent Contracts to the Trust on such date, excluding any investment earnings.

     "Pre-Funding Account" means the account so designated, established and
      -------------------
maintained pursuant to Section 8.07.

     "Pre-Funding Period" means the period beginning on the Closing Date and
      ------------------
ending on the earliest of (a) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000, (b) the Funding Termination Date or
(c) the date on which an Event of Termination occurs.

     "Pre-Funding Subaccount" means the subaccount, if any, so designated,
      ----------------------
established and maintained pursuant to Section 8.07.

     "Principal Prepayment" means a payment or other recovery of principal on a
      --------------------
Contract (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and

                                      1-28
applied upon receipt (or, in the case of a Partial Principal Prepayment, upon the next scheduled payment date on such Contract) to reduce the outstanding principal amount due on such Contract prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire
      ----------------------------
principal balance of a Contract.

     "Purchase Agreement" means that certain agreement among Conseco Finance
      ------------------
Securitizations Corp., Conseco Finance Corp. and Merrill Lynch Bank USA.

     "Realized Losses" means, as to any Remittance Date, the aggregate Net
      ---------------
Liquidation Losses of all Contracts that became Liquidated Contracts during the immediately preceding month.

     "Record Date" means the Business Day immediately preceding the related
      -----------
Remittance Date.

     "Regular Certificate" means a Class A, Class M, Class B or Class B-3I
      -------------------
Certificate.

     "Remaining Amount Available" means, as to any Remittance Date, the Amount
      --------------------------
Available less all amounts distributed pursuant to Sections 8.03(a)(1)-(9).

     "REMIC" means a "real estate mortgage investment conduit" as defined in
      -----
Section 860D of the Code.

     "REMIC Provisions" means the provisions of the federal income tax law
      ----------------
relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "Remittance Date" means the first day of each month during the term of this
      ---------------
Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing on September 1, 2000.

     "Remittance Rate" means with respect to each Class of Certificates, the
      ---------------
rate set forth for such Class in Section 2.05(b).

     "Replaced Contract" has the meaning assigned in Section 3.06(b).
      -----------------

     "Repurchase Price" means, with respect to a Contract to be repurchased
      ----------------
pursuant to Section 3.06, an amount equal to (a) the remaining principal amount outstanding on such Contract (or, with respect to an Unfunded Contract being repurchased pursuant to Section 3.06(c), the Cut-off Date Principal Balance of such Unfunded Contract), plus (b) interest at the Contract Rate on such Contract from the end of the Due Period with respect to which the Obligor last made a payment through the end of the immediately preceding Due Period.

                                      1-29

     "Responsible Officer" means, with respect to the Trustee, the chairman and
      -------------------
any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "Scheduled Principal Balance" means, as to any Contract and any Remittance
      ---------------------------
Date, or the Cut-off Date or the Subsequent Cut-off Date, as applicable, the principal balance of such Contract as of the Due Date in the related Due Period or as of the Due Date immediately preceding the Cut-off Date or the Subsequent Cut-off Date, as applicable, as the case may be, as specified in the amortization schedule at the time relating thereto (after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor.

     "Servicer" means the Originator until any Service Transfer hereunder and
      --------
thereafter means the new servicer appointed pursuant to Article VII.

     "Service Transfer" has the meaning assigned in Section 7.02.
      ----------------

     "Servicing Officer" means any officer of the Servicer involved in, or
      -----------------
responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Originator, as the same may be amended from time to time.

     "Sixty-Day Delinquency Ratio" means, as to any Remittance Date, a fraction,
      ---------------------------
expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of such Remittance Date.

     "Staged-Funding Contract" means an Initial Contract or Additional Contract
      -----------------------
with respect to which the Originator has agreed to make multiple disbursements (up to the related Cut-off Date Principal Balance) with respect to the purchase of the related Manufactured Home and improvement of the related real estate, but not all such disbursements have been made as of the Closing Date.

     "Staged-Funding Contract Reserve Account" means the account established and
      ---------------------------------------
maintained pursuant to Section 3.08.

                                      1-30

     "Standard & Poor's" means Standard & Poor's Rating Services, a division of
      -----------------
The McGraw-Hill Companies, Inc., or any successor thereto; provided that if Standard & Poor's does not then have a rating outstanding on any of the Class A, Class M, or Class B Certificates, then references herein to "Standard & Poor's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Standard & Poor's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Step-up Rate Contract" means any Contract bearing interest during an
      ---------------------
initial period or periods at a fixed rate or fixed rates that are lower than the fixed rate borne thereafter.

     "Subsequent Contract" means a Contract sold by the Seller to the Trust
      -------------------
pursuant to Section 2.03, such Contract being identified on Exhibit A attached to a Subsequent Transfer Instrument.

     "Subsequent Cut-off Date" means, with respect to a Subsequent Contract, the
      -----------------------
last day of the calendar month immediately following the related Subsequent Transfer Date.

     "Subsequent Transfer Date" means, with respect to each Subsequent Transfer
      ------------------------
Instrument, the date on which the related Subsequent Contracts are sold to the Trust.

     "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument
      ------------------------------
dated as of a Subsequent Transfer Date executed by the Trustee, the Originator and the Seller substantially in the form of Exhibit P, by which the Seller sells Subsequent Contracts to the Trust.

     "Subsidiary Interest Principal Balance" means, with respect to each Class
      -------------------------------------
of Uncertificated Subsidiary Interests, the Principal Balance of the Corresponding Certificate Class.

     "Subsidiary Interest Shortfall" means, with respect to each Class of
      -----------------------------
Uncertificated Subsidiary Interests and any Remittance Date, the amount, if any, by which the amount distributed on such Class on such Remittance Date pursuant to Section 8.03(b)(5) is less than the amount specified in Section 8.03(b)(5).

     "Subsidiary REMIC" means one of the two separate REMICs comprising the
      ----------------
corpus of the Trust created by this Agreement, the assets of which shall consist of (a) all the rights, benefits, and obligations arising from and in connection with each Contract and any related Mortgage, (b) all rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and proceeds from the Errors and Omissions Protection Policy and any blanket hazard policy to the extent such proceeds relate to any Manufactured Home, (c) all rights under any FHA/VA Regulation pertaining to any FHA/VA Contract, (d) all remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account (other than payments on the Subsidiary Interests), (e) all proceeds in any way derived from any of the foregoing items, and (f) all documents contained in the Contract Files or the Land-and-Home Contract Files.

                                      1-31

     "Transfer Agreement" means that certain Transfer Agreement between Conseco
      ------------------
Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, of even date herewith.

     "Trust" means the trust created by this Agreement, the corpus of which
      -----
consists of (a) all the rights, benefits, and obligations arising from and in connection with each Contract and any related Mortgage, (b) all rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and proceeds from the Errors and Omissions Protection Policy and any blanket hazard policy to the extent such proceeds relate to any Manufactured Home, (c) all rights under any FHA/VA Regulation pertaining to any FHA/VA Contract, (d) all rights of the Seller under the Transfer Agreement, (e) all remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account, (f) all proceeds in any way derived from any of the foregoing items, (g) all documents contained in the Contract Files or the Land-and-Home Contract Files, together with the assignments of mortgage described in Section 2.02(i), (h) the obligations and related demand note of the Originator delivered pursuant to Section 3.06(c) and the related Staged-Funding Contract Reserve Account, if any, (i) the Capitalized Interest Account and (j) the Pre-Funding Account.

     "Uncertificated Subsidiary Interests" means the Class A-S1, A-S2, A-S3, A-
      -----------------------------------
S4, A-S5, A-S6,  M-S1, M-S2, B-S1 and B-S2 Interests, collectively.

     "Undelivered Contract" means as of any date of determination an Initial or
      --------------------
Additional Contract identified, on the exception report attached to the Acknowledgement delivered by the Trustee under Section 2.04, as a Land-and-Home Contract as to which the Trustee did not receive the related Land-and-Home Contract File as of the Closing Date and has not received the related Land-and-Home Contract File and remitted payment to the Seller pursuant to Section 8.07(c).

     "Undelivered Contract Subaccount" means the subaccount so designated and
      -------------------------------
established and maintained pursuant to Section 8.07.

     "Underwriters" means Merrill Lynch, Pierce, Fenner & Smith Incorporated,
      ------------
Banc of America Securities, LLC, Credit Suisse First Boston Corporation and Lehman Brothers Inc. To the extent applicable, each reference to "Underwriters" shall include Merrill Lynch, Pierce, Fenner & Smith, Incorporated as Placement Agent under that certain Placement Agency Agreement, dated August 8, 2000, by and among the Seller, the Placement Agent and Originator.

     "Unfunded Contract" has the meaning specified in Section 3.06(c).
      -----------------

     "Unfunded Contract Shortfall" has the meaning specified in Section 3.06(c).
      ---------------------------

     "Unpaid Class A Interest Shortfall" means, as to each Class of Class A
      ---------------------------------
Certificates and any Remittance Date, the amount, if any, of the Class A Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the related Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

                                      1-32

     "Unpaid Class A Principal Shortfall" means, as to each Class of Class A
      ----------------------------------
Certificates and any Remittance Date, the amount, if any, by which the aggregate of the Class A Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class A Certificates pursuant to Section 8.03(a)(6)(ii).

     "Unpaid Class B-1 Interest Shortfall" means, as to any Remittance Date, the
      -----------------------------------
amount, if any, of the Class B-1 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-1 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class B-2 Interest Shortfall" means, as to any Remittance Date, the
      -----------------------------------
amount, if any, of the Class B-2 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-2 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class B-1 Liquidation Loss Interest Shortfall" means, as to any
      ----------------------------------------------------
Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class B-1 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class B-1 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class B-1 Certificates on account of any Unpaid Class B-1 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(9)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class B-1 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class B-1 Principal Shortfall" means, as to any Remittance Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class B-1 Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-1 Certificates pursuant to Section 8.03(a)(9)(i).

     "Unpaid Class B-2 Principal Shortfall" means, as to any Remittance Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class B-2 Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-2 Certificates pursuant to Section 8.03(a)(10)(iii).

     "Unpaid Class B-3I Shortfall" means, as to any Remittance Date, the amount,
      ---------------------------
if any, by which the aggregate of the Class B-3I Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-3I Certificates pursuant to Section 8.03(a)(13) in respect of any Unpaid Class B-3I Shortfall.

     "Unpaid Class M-1 Interest Shortfall" means, as to any Remittance Date, the
      -----------------------------------
amount, if any, of the Class M-1 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-1 Remittance Rate on the

                                      1-33
amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class M-2 Interest Shortfall" means, as to any Remittance Date, the
      -----------------------------------
amount, if any, of the Class M-2 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-2 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class M-1 Liquidation Loss Interest Shortfall" means, as to any
      ----------------------------------------------------
Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class M-1 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class M-1 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class M-1 Certificates on account of any Unpaid Class M-1 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(7)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class M-1 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class M-2 Liquidation Loss Interest Shortfall" means, as to any
      ----------------------------------------------------
Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class M-2 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class M-2 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class M-2 Certificates on account of any Unpaid Class M-2 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(8)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class M-2 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

     "Unpaid Class M-1 Principal Shortfall" means, as to any Remittance Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class M-1 Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class M-1 Certificates pursuant to Section 8.03(a)(7)(i).

     "Unpaid Class M-2 Principal Shortfall" means, as to any Remittance Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class M-2 Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class M-2 Certificates pursuant to Section 8.03(a)(8)(i).

     "Unpaid Subsidiary Interest Shortfall" means, as to any Remittance Date and
      ------------------------------------
any Class of Uncertificated Subsidiary Interests, the amount, if any, of the Subsidiary Interest Shortfall for the prior Remittance Date with respect to such Class, plus accrued interest (to the extent payment thereof is legally permissible) at 1/12th of the Weighted Average Contract Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

                                      1-34

     "Weighted Average Contract Rate" means, as to any Remittance Date, the
      ------------------------------
weighted average (determined by Scheduled Principal Balance) of the Contract Rates of all Contracts that were outstanding during the prior related Due Period.

     SECTION 1.03.  Calculations.
                    ------------

     All calculations of the amount of interest accrued on the Certificates with respect to any Remittance Date shall be calculated on the basis of a 360-day year of twelve 30-day months.

                                      1-35

                                  ARTICLE II

                 ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS
                 ---------------------------------------------

     SECTION 2.01.  Closing.
                    -------

     a. There is hereby created, by the Seller as settlor, a separate trust which shall be known as Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4. By the execution and delivery of this Agreement, the Seller has agreed that it will elect or will cause an election to be made to treat the pool of assets comprising each of the Subsidiary REMIC and the Master REMIC, excluding the Staged-Funding Contract Reserve Account, the obligation and related demand note of the Originator pursuant to Section 3.06(c), the Capitalized Interest Account and the Pre-Funding Account, as a REMIC. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders.

     b. The Seller hereby transfers, assigns, delivers, sells, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution of an assignment substantially in the form of Exhibit D hereto, (1) all the right, title and interest of the Seller in and to the Initial and Additional Contracts, including, without limitation, all right, title and interest in and to the Collateral Security, all rights to receive payments on or with respect to the Initial and Additional Contracts (other than the principal and interest due on the Contracts before the applicable Cut-off Date) and all rights of the Seller under the Transfer Agreement, (2) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing an Initial or Additional Contract for the benefit of the owner of such Contract, (3) all rights under all FHA/VA Regulations pertaining to any Initial and Additional Contract that is an FHA/VA Contract, (4) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (5) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Initial and Additional Contracts, (6) $25,452,318.83 paid by the Underwriters of the Certificates to the Trustee by order of the Seller out of the proceeds of the sale of the Certificates (which such Underwriters shall, by order of the Trust, remit directly to the Staged-Funding Contract Reserve Account), (7) amounts on deposit in the Capitalized Interest Account, (8) amounts on deposit in the Pre-Funding Account and (9) all proceeds and products in any way derived from any of the foregoing.

     c. The Seller agrees that it will use its best efforts (consistent with prudent lending practices) to cause each Staged-Funding Contract to be fully disbursed on or before the Funding Termination Date. The additional payment obligations of any Obligor attributable to any further disbursements on any Staged-Funding Contract made on or before the Funding Termination Date shall automatically become the property of the Trust, without further action by the Seller or the Trust. The payment to the Seller by the Trust and the transfer of additional obligations to the Trust pursuant to this Section 2.01(c) and Section 3.06(c)(ii) shall be a purchase by the Trust of qualified mortgages pursuant to a fixed price contract within the meaning of Section 860G(a)(3) of the Code.

                                      2-1

     d. Although the parties intend that the conveyance of the Seller's right, title and interest in and to the Contracts and the Collateral Security pursuant to this Agreement and each Subsequent Transfer Instrument shall constitute a purchase and sale and not a pledge of security for loans from the Certificateholders, it is the intent of this Agreement that if such conveyances are deemed to be a pledge of security for loans from the Certificateholders or any other Persons (the "Secured Obligations"), the parties intend that the rights and obligations of the parties to the Secured Obligations shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Seller shall be deemed to have granted to the Trustee, and the Seller does hereby grant to the Trustee, a perfected first-priority security interest in the items designated in Section 2.01(b)(1) through 2.01(b)(9) above and in each Subsequent Transfer Instrument, and all proceeds thereof, to secure the Secured Obligations, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates or the Secured Obligations, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02.  Conditions to the Closing.
                    -------------------------

     On or before the Closing Date, the Seller shall deliver or cause to be delivered the following documents to the Trustee:

          a. The List of Contracts identifying all Initial and Additional Contracts, certified by the Chairman of the Board, President or any Vice President of the Seller.

          b. A certificate of an officer of each of the Originator and Seller substantially in the form of Exhibit E hereto.

          c. An Opinion of Counsel for each of the Originator and Seller substantially in the form of Exhibit F hereto.

          d.  The Trustee's acknowledgement in the form of Exhibit G hereto.

          e. A letter acceptable to the Underwriters from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Contracts on a statistical sampling basis and setting forth the results of such review.

          f. Copies of resolutions of the board of directors of the Seller or of the executive committee of the board of directors of the Seller approving the execution, delivery and performance of this Agreement, the creation of the Trust and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Seller.

          g. Officially certified recent evidence of due incorporation and good standing of the Seller under the laws of the State of Minnesota.

                                      2-2

          h. Evidence of filing with the Secretary of State of Minnesota of UCC-1 financing statements, (i) executed by the Originator as debtor, naming the Seller as secured party and listing the Contracts as collateral, and (ii) executed by the Seller as debtor, naming the Trustee as secured party and listing the Contracts as collateral.

          i. The Land-and-Home Contract File for each Initial and Additional Contract that is a Land-and-Home Contract, together with an assignment of the related Mortgage to the Trustee or in blank.

          j. An executed copy of the Assignments of the Originator and Seller substantially in the form of Exhibit D hereto.

          k.  An Officer's Certificate listing the Servicer's Servicing
     Officers.

          l. Evidence of continued coverage of the Servicer under the Errors and Omissions Protection Policy.

          m. Evidence of deposit in the Certificate Account of all funds received with respect to the Initial and Additional Contracts from the Cut-off Date to the Closing Date, other than amounts due before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          n. An Officer's Certificate confirming that the Originator's internal audit department has reviewed the original or a copy of each Initial and Additional Contract and each related Contract File or Land-and-Home Contract File, as applicable, that each Initial and Additional Contract and related Contract File or Land-and-Home Contract File, as applicable, conforms in all material respects with the List of Contracts and that each such Contract File or Land-and-Home Contract File, as applicable, is complete in all material respects and that each Manufactured Home securing a Contract is covered by a Hazard Insurance Policy as required by Section 3.02(f).

          o. A letter from Moody's confirming that the Class A Certificates have been assigned a rating of Aaa by Moody's, a letter from Fitch confirming that the Class A Certificates have been assigned a rating of AAA by Fitch and a letter from Standard & Poor's confirming that Class A Certificates have been assigned a rating of AAA by Standard & Poor's.

          p. A letter from Moody's confirming that the Class M-1 Certificates have been assigned a rating of "Aa2" by Moody's and the Class M-2 Certificates have been assigned a rating of "A2" by Moody's, a letter from Fitch confirming that the Class M-1 Certificates have been assigned a rating of "AA" by Fitch and the Class M-2 Certificates have been assigned a rating of "A" by Fitch and a letter from Standard & Poor's confirming that the Class M-1 Certificates have been assigned a rating of "AA" by Standard & Poor's and the Class M-2 Certificates have been assigned a rating of "A" by Standard & Poor's.

                                      2-3

          q. A letter from Moody's confirming that the Class B-1 Certificates have been assigned a rating of "Baa2" by Moody's, a letter from Fitch confirming that the Class B-1 Certificates have been assigned a rating of "BBB" by Fitch and a letter from S&P confirming that the Class B-1 Certificates have been assigned a rating of BBB by S&P.

          r. Evidence of the deposit of $25,452,318.83 in the Staged-Funding Contract Reserve Account.

          s.  Evidence of the deposit of $-0- in the Capitalized Interest
     Account.

          t.  Evidence of the deposit of $51,127,309.80 in the Pre-Funding
     Account.

          u. Evidence of the deposit in the Undelivered Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial and Additional Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered Contracts.

          v. Any other documents or certificates that the Trustee may reasonably request.

     SECTION 2.03.  Conveyance of the Subsequent Contracts.
                    --------------------------------------

     a. Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Seller in and to the Subsequent Contracts identified on the List of Contracts attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Contracts due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Contracts in the related Contract Files. The transfer to the Trustee by the Seller of the Subsequent Contracts shall be absolute and is intended by the Seller, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Contracts by the Seller to the Trust.

     The purchase price paid by the Trustee shall be one hundred percent (100%) of the aggregate Cut-off Date Principal Balances of such Subsequent Contracts. The purchase price of Subsequent Contracts shall be paid solely with amounts in the Pre-Funding Account. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

     b. The Seller shall transfer to the Trustee the Subsequent Contracts, and the Trustee shall release funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                                      2-4

          (i) the Seller shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Contracts;

          (ii) the Seller shall have delivered the related Land-and-Home Contract File for each Subsequent Land-and-Home Contract to the Custodian at least two Business Days prior to the Subsequent Transfer Date;

          (iii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit P, which shall include a List of Contracts identifying the related Subsequent Contracts;

          (iv) as of each Subsequent Transfer Date, the Seller shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency, as certified in an Officer's Certificate substantially in the form attached hereto as Exhibit Q;

          (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the Master REMIC and the Subsidiary REMIC) or the Certificateholders;

          (vi)   the Pre-Funding Period shall not have ended;

          (vii) the Seller shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit Q, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01, 3.02, 3.03, 3.04 and 3.05; and

          (viii) the Seller and the Originator shall have delivered to the Trustee Opinions of Counsel addressed to Standard & Poor's, Fitch, Moody's and the Trustee with respect to the transfer of the Subsequent Contracts substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters.

     c. Before the last day of the Pre-Funding Period, the Seller shall deliver to the Trustee:

          (i) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm retained by the Seller (with copies provided to Standard & Poor's, Fitch, Moody's, the Underwriters and the Trustee) that is in form, substance and methodology the same as that delivered under
     Section 2.02(e) of this Agreement, except that it shall address the Subsequent Contracts and their conformity in all material respects to the characteristics described in Section 3.04(b) of this Agreement.

                                      2-5

          (ii) Evidence that as a result of the purchase by the Trust of the Subsequent Contracts, the Class A Certificates shall not receive from Standard & Poor's, Fitch or Moody's a lower credit rating than the rating assigned to such Certificates as of the Closing Date.

          (iii) Evidence that the aggregate Cut-off Date Principal Balance of the Subsequent Contracts, not specifically identified as Subsequent Contracts as of the Closing Date, does not exceed 25% of the Original Principal Balance.

     SECTION 2.04.  Acceptance by Trustee.
                    ---------------------

     a. On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Seller substantially in the form of Exhibit G hereto acknowledging conveyance of the Contracts, identified on the applicable List of Contracts and the related Contract Files and Land-and-Home Contract Files to the Trustee and declaring that the Trustee, directly or through a custodian, will hold all Contracts that have been delivered in trust, upon the terms herein set forth, for the use and benefit of all Certificateholders and on the Closing Date the Trustee shall issue to or upon the order of the Seller Certificates representing ownership of a beneficial interest in 100% of the Trust.

     b. If, in its review of the Land-and-Home Contract Files as described in Exhibit G, the Trustee or its Custodian discovers a breach of the representations or warranties set forth in Sections 2.02(n), 3.02, 3.03, 3.04 or 3.05, the Seller and the Originator shall cure such breach or repurchase or replace such Contract pursuant to Section 3.06.

     SECTION 2.05.  REMIC Provisions.
                    ----------------

     a. The Originator, as Servicer, and the Class C Subsidiary Certificateholder and the Class C Master Certificateholder, by acceptance thereof, each agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of each of the Subsidiary REMIC and the Master REMIC for its first taxable year shall provide that the Subsidiary REMIC or the Master REMIC, as the case may be (excluding the Capitalized Interest Account, the obligation and related demand note of the Originator pursuant to Section 3.06(c), the Staged-Funding Contract Reserve Account and the Pre-Funding Account) elects to be treated as a REMIC for such taxable year and all subsequent taxable years. In furtherance of the foregoing, the Trustee (at the direction of the Originator, the Seller or the Servicer) and the Originator, the Seller and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of each of the Subsidiary REMIC or the Master REMIC as a REMIC under the REMIC provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status.

     b. The Regular Certificates are being issued in 11 classes and are hereby designated by the Originator as constituting the "regular interests" in the Master REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Regular Certificates are irrevocably established as of the Closing
Date:

                                      2-6

              Pass-Through Rate         Original Class
   Class          Per Annum           Principal Balance   Maturity Date
------------  -----------------      -------------------  -------------
Class A-1            7.18    %       $    225,000,000      May 1, 2032
Class A-2            7.35    %       $     90,000,000      May 1, 2032
Class A-3            7.47    %       $    125,000,000      May 1, 2032
Class A-4            7.73    %       $    190,000,000      May 1, 2032
Class A-5            7.97    %       $    110,000,000      May 1, 2032
Class A-6            8.31    %*      $    310,000,000      May 1, 2032
Class M-1            8.73    %*      $     62,500,000      May 1, 2032
Class M-2            9.30    %*      $     50,000,000      May 1, 2032
Class B-1           10.35    %*      $     37,500,000      May 1, 2032
Class B-2           10.35    %*      $     43,750,000      May 1, 2032
Class B-3I            **


_______________
  * A floating rate (determined monthly on each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than the related Remittance Rate specified above.

  ** The Class C-3I Certificates are interest-only Certificates entitled to the payment of Excess Interest.

The Seller does not represent that any Class of Regular Certificates will, in fact, mature on any given date. The Class C Master Certificates are being issued in a single Class and are hereby designated by the Seller as constituting the sole class of "residual interests" in the Master REMIC for purposes of
Section 860G(a)(2) of the Code.

     c. The Uncertificated Subsidiary Interests are being issued in 10 classes and are hereby designated by the Seller as constituting the "regular interests" in the Subsidiary REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Uncertificated Subsidiary Interests are irrevocably established as of the Closing Date:

                                               Original Subsidiary
                                               Interest Principal
   Class       Pass-Through Rate Per Annum           Balance       Maturity Date
-----------  --------------------------------  ------------------- -------------
Class A-S1    Weighted Average Contract Rate   $   225,000,000      May 1, 2032
Class A-S2    Weighted Average Contract Rate   $    90,000,000      May 1, 2032
Class A-S3    Weighted Average Contract Rate   $   125,000,000      May 1, 2032
Class A-S4    Weighted Average Contract Rate   $   190,000,000      May 1, 2032
Class A-S5    Weighted Average Contract Rate   $   110,000,000      May 1, 2032
Class A-S6    Weighted Average Contract Rate   $   310,000,000      May 1, 2032
Class M-S1    Weighted Average Contract Rate   $    62,500,000      May 1, 2032
Class M-S2    Weighted Average Contract Rate   $    50,000,000      May 1, 2032
Class B-S1    Weighted Average Contract Rate   $    37,500,000      May 1, 2032
Class B-S2    Weighted Average Contract Rate   $    43,750,000      May 1, 2032

The Seller does not represent that any Class of Uncertificated Subsidiary Interests will, in fact, mature on any given date. The Class C Subsidiary Certificates are being issued in a single Class

                                      2-7
and are hereby designated by the Seller as constituting the sole class of "residual interests" in the Subsidiary REMIC for purposes of Section 860G(a)(2) of the Code.

     d. The Closing Date, which is the day on which each of the Subsidiary REMIC and the Master REMIC will issue all of its regular and residual interests, is hereby designated as the "startup day" of both the Subsidiary REMIC and the Master REMIC within the meaning of Section 860G(a)(9) of the Code.

     e. After the Closing Date, neither the Trustee, the Originator, the Seller nor any Servicer shall (i) accept any contribution of assets to the Subsidiary REMIC or the Master REMIC, (ii) dispose of any portion of the Subsidiary REMIC or the Master REMIC, other than as provided in Sections 3.06,
3.07 and 8.05, (iii) engage in any "prohibited transaction," as defined in Sections 860F(a)(2) and (5) of the Code, except as may be contemplated by
Section 3.06(c), (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Subsidiary REMIC or the Master REMIC of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or (v) the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly,
(A) adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Uncertificated Subsidiary Interests as "regular interests" in the Subsidiary REMIC, the status of the Class C Subsidiary Certificates as the sole class of "residual interests" in the Subsidiary REMIC, the status of the Regular Certificates as "regular interests" in the Master REMIC, or the status of the Class C Master Certificates as the sole class of "residual interests" in the Master REMIC, (B) affect the distributions payable hereunder to the Certificateholders or (C) result in the imposition of any lien, charge or encumbrance upon the Subsidiary REMIC or the Master REMIC.

     f. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Contract, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Subsidiary REMIC or the Master REMIC of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Subsidiary REMIC or the Master REMIC, as defined in Section 860F of the Code, or cause the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC at any time that the Uncertificated Subsidiary Interests, Class C Subsidiary Certificates, Regular Certificates or Class C Master Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Subsidiary REMIC or the Master REMIC of any "income from nonpermitted assets," within the meaning of Section 860F(a)(2)(B) of the Code.

                                      2-8

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Each of the Seller and Originator makes the following representations and warranties on which the Trustee will rely in accepting the Contracts in trust and issuing the Certificates on behalf of the Trust. The repurchase or substitution obligation of the Originator set forth in Section 3.06 constitutes the sole remedy available to the Trust or the Certificateholders for a breach of a representation or warranty of the Originator set forth in Section 2.02(n), 3.02, 3.03, 3.04 or 3.05 of this Agreement.

     SECTION 3.01.  Representations and Warranties Regarding the Seller.
                    ---------------------------------------------------

     The Seller represents and warrants to the Trustee and the Certificateholders, effective on the Closing Date and each Subsequent Transfer Date, that:

          a.   Organization and Good Standing.  The Seller is a corporation duly
               ------------------------------
     organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

          b.   Authorization; Binding Obligations.  The Seller has the power and
               ----------------------------------
     authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          c.   No Consent Required.  The Seller is not required to obtain the
               -------------------
     consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          d.   No Violations.  The execution, delivery and performance of this
               -------------
     Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other

                                      3-1
     agreement to which the Seller or Originator is a party or by which the Seller may be bound.

          e.  Litigation.  No litigation or administrative proceeding of or
              ----------
     before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

          f.  Licensing.  The Seller is duly registered as a finance company in
              ---------
     each state in which Contracts were originated, to the extent such registration is required by applicable law.

     SECTION 3.02.  Representations and Warranties Regarding Each Contract.
                    ------------------------------------------------------

     The Originator has made the following representations and warranties to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders, as of the Closing Date with respect to each Initial or Additional Contract, and as of the applicable Subsequent Transfer Date with respect to each Subsequent Contract identified on the List of Contracts attached to the related Subsequent Transfer Agreement:

          a.  List of Contracts.  The information set forth in the applicable
              -----------------
     List of Contracts is true and correct as of its date.

          b.  Payments.  As of the Cut-off Date, the most recent scheduled
              --------
     payment was made by or on behalf of the Obligor (without any advance from the Originator or any Person acting at the request of the Originator) or was not past due for more than 59 days (in the case of an Initial or Additional Contract) or 30 days (in the case of a Subsequent Contract).

          c.  No Waivers.  The terms of the Contract have not been waived,
              ----------
     altered or modified in any respect, except by instruments or documents identified in the Contract File or Land-and-Home Contract File, as applicable.

          d.  Binding Obligation.  The Contract is the legal, valid and binding
              ------------------
     obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          e.  No Defenses.  The Contract is not subject to any right of
              -----------
     rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

                                      3-2

          f.  Insurance Coverage.  The Manufactured Home securing the Contract
              ------------------
     is covered by a Hazard Insurance Policy in the amount required by Section
     5.09. Each Manufactured Home secured by an FHA/VA Contract which was, at the time of origination of the related Contract, located within a federally designated special flood hazard area is covered by insurance coverage at least equal to that required by Section 5.09 or such lesser coverage as may be available under the federal flood insurance program. With respect to any other Contract that is not an FHA/VA Contract, the Originator has obtained: (a) a statement from the Obligor's insurance agent that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area; or (b) evidence that, at the time of origination, flood insurance was in effect, which coverage is at least equal to that required by Section 5.09 or such lesser coverage as may be available under the federal flood insurance program. All premiums due as of the Closing Date on such insurance have been paid in full.

          g.  Origination.  The Contract was originated by a manufactured
              -----------
     housing dealer and purchased by the Originator, or originated by the Originator directly, in the regular course of its business.

          h.  Lawful Assignment.  The Contract was not originated in and is not
              -----------------
     subject to the laws of any jurisdiction whose laws would make the transfer of the Contract pursuant to this Agreement or pursuant to transfers of Certificates, or the ownership of the Contract by the Trust, unlawful or render the Contract unenforceable.

          i.  Compliance with Law.  At the date of origination of the Contract,
              -------------------
     all requirements of any federal and state laws, rules and regulations applicable to the Contract, including, without limitation, usury, truth in lending and equal credit opportunity laws, have been complied with, and the Originator shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements. Such compliance is not affected by the Trust's ownership of the Contract.

          j.  Contract in Force.  The Contract has not been satisfied or
              -----------------
     subordinated in whole or in part or rescinded, and the Manufactured Home securing the Contract has not been released from the lien of the Contract in whole or in part.

          k.  Valid Security Interest.  Each Contract (other than the Land-and-
              -----------------------
     Home Contracts) creates a valid and enforceable perfected first priority security interest in favor of the Originator in the Manufactured Home covered thereby as security for payment of the Cut-off Date Principal Balance of such Contract. The Originator has assigned all of its right, title and interest in such Contract, including the security interest in the Manufactured Home covered thereby, to the Seller, and the Seller has assigned all of its right, title and interest in such Contract, including the security interest in the Manufactured Home covered thereby, to the Trustee. The Trustee has and will have a valid and perfected and enforceable first priority security interest in such Contract and Manufactured Home.

                                      3-3

          Each Mortgage is a valid first lien in favor of the Seller on real property securing the amount owed by the Obligor under the related Land-and-Home Contract subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Land-and-Home Contract obtained by the Seller and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Each Land-and-Home Contract is covered by an American Land Title Association, or equivalent form, lender's title insurance policy. The Seller has assigned all of its right, title and interest in such Land-and-Home Contract and related Mortgage, including the security interest in the Manufactured Home covered thereby, to the Trustee. The Trustee has and will have a valid and perfected and enforceable first priority security interest in such Land-and-Home Contract.

          l.  Capacity of Parties.  The signature(s) of the Obligor(s) on the
              -------------------
     Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

          m.  Good Title.  In the case of a Contract purchased from a
              ----------
     manufactured housing dealer, the Originator purchased the Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to a security interest.
     The Originator has not sold, assigned or pledged the Contract to any person and prior to the transfer of the Contract by the Originator to the Seller under the terms of the Transfer Agreement, the Originator had good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof with full right to transfer the Contract to the Seller. With respect to any Contract bearing a stamp indicating that such Contract has been sold to another party, such other party's interest in such Contract has been released.

          n.  No Defaults.  As of the Cut-off Date or Subsequent Cut-off Date,
              -----------
     as applicable, there was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Originator has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause
     (b) above. As of the Closing Date or the Subsequent Transfer Date, as applicable, the related Manufactured Home is, to the best of the Originator's knowledge, free of damage and in good repair. To the best of the Originator's knowledge, no Manufactured Home has suffered damage that is not covered by a Hazard Insurance Policy, including, but not limited to, hurricanes, earthquakes, floods, tornadoes, hailstorms, straight-line winds, sinkholes, mudslides, volcanic eruptions, meteorites and other natural disasters.

                                      3-4

          o.  No Liens.  As of the Closing Date or the Subsequent Transfer Date,
              --------
     as applicable, there are, to the best of the Originator's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Manufactured Home or any related Mortgaged Property securing the Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Contract.

          p.  Equal Installments.  Except for 320 Step-up Rate Contracts
              ------------------
     included among the Initial Contracts and 250 Step-up Rate Contracts included among the Additional Contracts, each Contract has a fixed Contract Rate and provides for level monthly payments which fully amortize the loan over its term. Of the Step-up Rate Contracts which are still bearing interest at their initial Contract Rates, 569 provide for two rate increases and one provides for a single rate increase.

          q.  Enforceability.  The Contract contains customary and enforceable
              --------------
     provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

          r.  One Original.  There is only one original executed Contract (other
              ------------
     than the original executed copy retained by the Obligor), which Contract has been delivered to the Trustee or its custodian on or before the Closing Date or the Subsequent Transfer Date, as applicable. Each Contract (other than the Land-and-Home Contracts) has been stamped to reflect the assignment of such Contract to the Trustee.

          s.  Loan-to-Value Ratio.  At the time of their origination all of the
              -------------------
     Contracts had Loan-to-Value Ratios not greater than 100%; if the related Manufactured Home was new at the time such Contract was originated, the original principal balance of such Contract did not exceed 130% of the manufacturer's invoice price, plus 100% of the taxes and license fees, 130% of the freight charges, 100% of the dealer's cost of additional dealer-installed equipment (not to exceed 25% of the original principal balance of such Contract in all states except California; not to exceed 70% of the manufacturer's invoice price in California if required to meet park requirements) and up to $1,500 of set-up costs per module.

          t.  Primary Resident.  At the time of origination of the Contract the
              ----------------
     Obligor was the primary resident of the related Manufactured Home.

          u.  Not Real Estate.  With respect to each Contract other than a Land-
              ---------------
     and-Home Contract, the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

          v.  Notation of Security Interest.  With respect to each Contract
              -----------------------------
     other than a Land-and-Home Contract, if the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for such title document will be

                                      3-5
     issued within 180 days and will show, the Originator or its assignee as the holder of a first priority security interest in such Manufactured Home; if the related Manufactured Home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Originator or its assignee as secured party. If the related Manufactured Home secures a Land-and-Home Contract, such Manufactured Home is subject to a Mortgage properly filed in the appropriate public recording office or such Mortgage will be properly filed in the appropriate public recording office within 180 days, naming the Seller as mortgagee. In either case, the Trustee has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons (including the Seller and the Originator and any trustee in bankruptcy of the Seller or the Originator) claiming an interest in such Manufactured Home.

          w.  Secondary Mortgage Market Enhancement Act.  The related
              -----------------------------------------
     Manufactured Home is a "manufactured home" within the meaning of 42 United States Code, Section 5402(6). Each manufactured housing dealer from whom the Originator purchased such Contract, if any, was then approved by the Originator in accordance with the requirements of the Secretary of Housing and Urban Development set forth in 24 CFR (S) 201.27. At the origination of each Contract, the Originator was approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act.

          x.  Qualified Mortgage.  The Contract represents a "qualified
              ------------------
     mortgage" within the meaning of Section 860G(a)(3) of the Code. The Originator represents and warrants that, either as of the date of origination or the Closing Date, the fair market value of the property securing each Contract was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Contract.

     SECTION 3.03.  Additional Representations and Warranties.  The Seller
                    -----------------------------------------
hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Class C Certificateholders, as of the Closing Date with respect to each Contract identified on the list of Contracts and as of each Subsequent Transfer Date with respect to each Subsequent Contract identified on the List of Contracts attached to the related Subsequent Transfer Instrument:

          a.  Lawful Assignment.  The Contract was not originated in and is not
              -----------------
     subject to the laws of any jurisdiction whose laws would make the transfer of the Contract under this Agreement or pursuant to transfers of the Certificates or Class C Certificates unlawful or render the Contract unenforceable. The Seller has duly executed a valid blanket assignment of the Contracts transferred to the Trust, and has transferred all its right, title and interest in such Contracts. The blanket assignment, any and all documents executed and delivered by the Seller pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms.

                                      3-6

          b.  Good Title.  The Seller is the sole owner of the Contract and has
              ----------
     the authority to sell, transfer and assign such Contract to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Contract by the Seller which does not terminate upon sale of the Contract to the Trust. The Seller has good and marketable title to the Contract, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Contract to the Trust.

     SECTION 3.04.  Representations and Warranties Regarding the Contracts in
                    ---------------------------------------------------------
the Aggregate.
-------------

     The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholders, as of the Closing Date with respect to the Initial and Additional Contracts, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts, that:

          a.  Amounts.  The aggregate principal amounts payable by Obligors
              -------
     under the Contracts (assuming all Staged-Funding Contracts were fully disbursed) as of the Cut-off Date equal the Cut-off Date Pool Principal Balance. The aggregate principal amounts payable by Obligors under the Initial Contracts (assuming all Staged-Funding Contracts included among the Initial Contracts were fully disbursed) as of the Cut-off Date equal $883,060,222.30. The aggregate principal amounts payable by Obligors under the Initial and Additional Contracts (assuming all Staged-Funding Contracts included among the Additional Contracts were fully disbursed) as of the Cut-off Date equal $1,198,872,690.20.

          b.  Characteristics of Initial and Additional Contracts.  The Initial
              ---------------------------------------------------
     and Additional Contracts have the following characteristics as of the Cut-off Date:

              (i) the Obligors on not more than 10.00% of the Initial and Additional Contracts by Cut-off Date Pool Principal Balance are located in any one state, the Obligors on not more than 5% of the Contracts by Cut-off Date Pool Principal Balance are located in an area with the same zip code and the Obligors on not more than 1% of the Contracts by Cut-off Date Pool Principal Balance are located in California in an area with the same zip code;

              (ii) no Initial or Additional Contract has a remaining maturity of fewer than 4 months or more than 360 months;

              (iii) the final scheduled payment date on the Initial or Additional Contract with the latest maturity is in April 2031;

              (iv) approximately 66.28% of the Initial and Additional Contracts by Cut-off Date Pool Principal Balance is attributable to loans for purchases of new

                                      3-7

     Manufactured Homes and approximately 33.72% is attributable to loans for purchases of used Manufactured Homes;

             (v) no less than 39.86% of the Initial and Additional Contracts by Cut-off Date Pool Principal Balance is attributable to Land-and-Home Contracts;

             (vi) the Weighted Average Contract Rate of the Initial and Additional Contracts as of the Cut-off Date is at least 11.684% per annum;

             (vii) at least 70.99% of the Initial and Additional Contracts by Cut-off Date Pool Principal Balance is attributable to loans for the purchase of multi-section Manufactured Homes;

             (viii) the weighted average (by Cut-off Date Pool Principal Balance) loan to value ratio of the Initial and Additional Contracts is not more than 89%;

             (ix) no Initial or Additional Contract was originated before April 1981; and

             (x) not more than 30.50% of the Initial and Additional Contracts by Cut-off Date Pool Principal Balance are secured by Manufactured Homes located in a mobile home park.

     c.      Characteristics of All Contracts. The Contracts have the following
             --------------------------------
 characteristics as of the end of the Pre-Funding Period:

             (i) the Weighted Average Contract Rate is not less than 11.60%, and not more than 50.68% of the Cut-off Date Pool Principal Balance is attributable to Contracts with a Contract Rate of less than 11.60%;

             (ii) the weighted average (by Cut-off Date Pool Principal Balance) Loan-to-Value Ratio of the Contracts is not more than 89%;

             (iii) not less than 67% of the Cut-off Date Pool Principal Balance is attributable to loans for purchases of new Manufactured Homes;

             (iv) not more than 32% of the Cut-off Date Pool Principal Balance is attributable to loans for the purchase of single-section Manufactured Homes, and not less than 68% of the Cut-off Date Pool Principal Balance is attributable to loans for the purchase of double-section Manufactured Homes;

             (v) not less than 36% of the Cut-off Date Pool Principal Balance is attributable to Land-and-Home Contracts;

             (vi) not more than 33% of the Cut-off Date Pool Principal Balance is attributable to loans secured by Manufactured Homes located in parks;

                                      3-8

               (vii) the final scheduled payment date on the Contract with the latest maturity is on or before November 2031;

               (viii) the weighted average (by Scheduled Principal Balance) credit score (using the Originator's credit scoring system) of the Contracts as of the Post-Funding Remittance Date will not be less than 223, and the percentage (by Scheduled Principal Balance) of the Contracts as of the Post-Funding Remittance Date with a credit score (using the Originator's credit scoring system) of less than 185 will not be greater than 5%; and

               (ix) not more than 10% of the Cut-off Date Pool Principal Balance is attributable to loans financing the sale of Manufactured Homes that had been repossessed.

          d.   Staged-Funding Contracts.  Approximately $162,924,981.92 of the
               ------------------------
     Initial and Additional Contracts, by Cut-off Date Principal Balance, are Staged-Funding Contracts that had not been fully disbursed by the Cut-off Date. Approximately $137,472,663.09 of such amount has been disbursed by the Closing Date, and approximately $25,452,318.83 remains to be disbursed on or before the Funding Termination Date.

          e.   Computer Tape. The Computer Tape made available by the Originator
               -------------
     was complete and accurate as of its date and includes a description of the same Contracts that are described in the List of Contracts.

          f.   Marking Records. By the Closing Date or Subsequent Transfer Date,
               ---------------
     as applicable, the Originator has caused the portions of the Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust and are owned by the Trust in accordance with the terms of the trust created hereunder.

          g.   No Adverse Selection. Except for the effect of the
               --------------------
     representations and warranties made in Sections 3.02 and 3.03 hereof, no adverse selection procedures have been employed in selecting the Contracts.

     SECTION 3.05.  Representations and Warranties Regarding the Contract Files.
                    -----------------------------------------------------------

     The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholders, as of the Closing Date with respect to the Initial and Additional Contracts, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts, that:

          a.   Possession.  Immediately prior to the Closing Date or the
               ----------
     Subsequent Transfer Date, as applicable, the Originator will have possession of each original Contract and the related Contract File or Land-and-Home Contract File and there are and there will

                                      3-9
          be no custodial agreements in effect materially and adversely affecting the rights of the Originator to make, or cause to be made, any delivery required hereunder.

               b.  Bulk Transfer Laws. The transfer, assignment and conveyance
                   ------------------
          of the Contracts and the Contract Files and Land-and-Home Contract Files by the Originator pursuant to the Transfer Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          SECTION 3.06. Repurchase of Contracts or Substitution of Contracts for
                        --------------------------------------------------------
Breach of Representations and Warranties.
----------------------------------------

          a. The Originator shall repurchase a Contract, at its Repurchase Price, not later than the last day of the month prior to the month that is 90 days after the day on which the Originator, the Servicer, the Seller or the Trustee first discovers or should have discovered a breach of a representation or warranty of the Originator set forth in Sections 2.02(n), 3.02, 3.03 or 3.05 of this Agreement that materially adversely affects the Trust's or the Certificateholders' interest in such Contract and which breach has not been cured; provided, however, that (i) in the event that a party other than the Originator first becomes aware of such breach, such discovering party shall notify the Originator in writing within five Business Days of the date of such discovery and (ii) with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid principal balance, which the Originator would otherwise be required to repurchase pursuant to this Section, the Originator may, in lieu of repurchasing such Contract, deliver to the Seller for deposit in the Certificate Account no later than the first Determination Date that is 90 or more days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders on the immediately following Remittance Date as a collection of principal or interest on such Contract, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII. Notwithstanding the foregoing, the Originator shall repurchase any Land-and-Home Contract, at such Contract's Repurchase Price, or substitute for it an Eligible Substitute Contract as described in Section 3.06(b), if the Seller has failed to deliver the related Land-and-Home Contract File to the Trustee within 30 days of the Closing Date.

          b. On or prior to the date that is the second anniversary of the Closing Date, the Originator, at its election, may substitute one or more Eligible Substitute Contracts for any Contracts that it is obligated to repurchase pursuant to Section 3.06(a) (such Contracts being referred to as the "Replaced Contracts") upon satisfaction of the following conditions:

               (i) the Originator shall have conveyed to the Seller the Contracts to be substituted for the Replaced Contracts and the Contract Files related to such Contracts and the Originator shall have marked the Electronic Ledger indicating that such Contracts constitute part of the Trust;

               (ii) the Contracts to be substituted for the Replaced Contracts are Eligible Substitute Contracts and the Originator delivers an Officers' Certificate, substantially in

                                     3-10
     the form of Exhibit L-2 hereto, to the Trustee certifying that such Contracts are Eligible Substitute Contracts;

          (iii) the Originator shall have delivered to the Seller evidence of filing of a UCC-1 financing statement executed by the Originator as debtor, naming the Seller as secured party and the Seller shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Contracts as collateral, or shall have delivered to the Seller or the Trustee, as the case may be, an amended List of Contracts;

          (iv) in respect of Eligible Substitute Contracts that are Land-and-Home Contracts:

          (x) the Originator shall have delivered to the Seller, or its Custodian, the related Land-and-Home Contract Files; and

          (y) the Originator shall have delivered to the Trustee an opinion of counsel satisfactory to the Trustee to the effect that the Trustee holds a perfected first priority lien in the real estate (including, but not limited to, the Manufactured Home located on such real property, to the extent it is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located) securing such Eligible Substitute Contracts, or evidence of recordation of the assignment to the Trustee on behalf of the Trust of each Mortgage securing such Eligible Contracts;

          (v) the Originator shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Contracts for such Replaced Contracts will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit F hereto; and

          (vi) if the aggregate Scheduled Principal Balance of such Replaced Contracts is greater than the aggregate Scheduled Principal Balance of the Contracts being substituted, the Originator shall have delivered to the Seller for deposit in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

     Upon satisfaction of such conditions, the Trustee shall add such Contracts to, and delete such Replaced Contracts from, the List of Contracts. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Originator becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in
Section 3.06(a). Promptly after any substitution of a Contract, the Originator shall give written notice of such substitution to Standard & Poor's, Fitch and Moody's.

                                     3-11
          c.(i) On or before the Funding Termination Date, the Originator or the Seller shall deliver one or more Officer's Certificates to the Trustee, identifying those Staged-Funding Contracts that have been fully disbursed in accordance with the terms of such Contract on or before the Funding Termination Date, and specifying that portion of the funds held in the Staged-Funding Contract Reserve Account attributable to those Staged-Funding Contracts. On or before the Funding Termination Date, the Originator or the Seller shall deliver an Officer's Certificate to the Trustee, specifying any Staged-Funding Contracts which were not fully disbursed by the Funding Termination Date (each Staged-Funding Contract that was not so fully disbursed being hereinafter referred to as an "Unfunded Contract"), and the Cut-off Date Principal Balance of each Unfunded Contract.

          (ii) On or before the Funding Termination Date, the Originator shall either repurchase any Unfunded Contract in accordance with Section 3.06(a) (or the unfunded portion thereof, by depositing in the Certificate Account any undisbursed amount with respect to such Unfunded Contract), or shall substitute an Eligible Substitute Contract for such Unfunded Contract in accordance with
Section 3.06(b). With respect to the repurchase of an Unfunded Contract pursuant to this Section 3.06(c), an amount of the Repurchase Price equal to the Unfunded Contract Shortfall attributable to such Unfunded Contract shall be treated as a refund to the Trust of the purchase price paid by the Trust for additional obligations of the Obligor on such Contract under Section 2.01(c), and the remainder of the Repurchase Price shall be treated as paid to the Trust for such Unfunded Contract.

          (iii) If the Originator shall have failed to repurchase an Unfunded Contract (or the unfunded portion thereof, by depositing in the Certificate Account any undisbursed amount with respect to such Unfunded Contract) or to substitute an Eligible Substitute Contract therefor in accordance with subsection (ii) above, then the disbursed principal balance of such Unfunded Contract as owned by the Trust shall not be increased after the Funding Termination Date, notwithstanding any further disbursements that may be made to the related Obligor by the Originator after the Funding Termination Date. The Servicer shall thereafter allocate principal and interest collected on the Contract between the Trust and the Originator on a pro rata basis in accordance with the disbursed principal balance as of the Funding Termination Date, with the result that payments of interest and principal collected with respect to such disbursed principal balance as of the Funding Termination Date shall be deemed collected by the Trust. The aggregate differential between the Cut-off Date Principal Balance of all such Unfunded Contracts as specified in the List of Contracts and the disbursed principal balance of such Unfunded Contracts as of the Funding Termination Date (the "Unfunded Contract Shortfall") shall be added to the Formula Principal Distribution Amount with respect to the Remittance Date in October 2000.

          (iv) On the Business Day prior to each Remittance Date until and including the Remittance Date immediately following the Funding Termination Date, the Originator shall pay any Class A Interest Shortfall, Class M-1 Interest Shortfall, Class M-2 Interest Shortfall or Class B-1 Interest Shortfall occurring on such Remittance Date, if and to the

                                     3-12
     extent such shortfall is caused by the difference between (A) the interest that would have been payable on all Staged-Funding Contracts in the related month had such Contracts been fully disbursed on the Closing Date and (B) the interest actually payable on such Contracts in the related month according to the terms of such Contracts.

          (v) To further evidence its obligation to repurchase Unfunded Contracts pursuant to subsection (ii) above and to deposit any Class A Interest Shortfall, Class M-1 Interest Shortfall, Class M-2 Interest Shortfall and Class B-1 Interest Shortfall pursuant to subsection (iv) above, the Originator shall deliver to the Trustee, on the Closing Date, a demand note in an amount no less than the aggregate Cut-off Date Principal Balances of the Staged-Funding Contracts. After the Funding Termination Date or such earlier date on which the Originator either has fully disbursed or repurchased each Staged-Funding Contract as required herein, the Trustee shall return such demand note to the Originator for cancellation and/or destruction.

     d. Upon receipt by the Trust by deposit in the Certificate Account of the Repurchase Price under subsection (a) or (c) above, or the delivery of an Eligible Substitute Contract pursuant to subsection (b) or (c) above, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit L-1 or L-2, the Trustee shall convey and assign to the Originator all of the Trust's right, title and interest in the repurchased Contract or Replaced Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee.

     e. The Originator shall defend and indemnify the Trustee and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, arising out of any claims which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

     SECTION 3.07.  No Repurchase or Substitution Under Certain Circumstances.
                    ---------------------------------------------------------

     Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.06 (other than a repurchase or substitution pursuant to Section 3.06(c)) shall be made unless the Originator obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions, (i) cause the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC while any regular interest in the Subsidiary REMIC or the Master REMIC, respectively, is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or (iii) constitute a contribution after the startup day subject to tax under Section 860G(d) of the Code. The Servicer shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to Section 3.06(a) or 3.06(c), the Originator shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, repurchase such Contract or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 hereof are

                                     3-13
insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or imposed on "contributions after start up date" under Section 860G(d) of the Code from amounts otherwise distributable to Class C Subsidiary Certificateholders. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Originator pursuant to the guarantee of the Originator described above and notice as to who should receive such payment.

     The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Originator or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Originator.

     In the event any tax that is guaranteed by the Originator pursuant to this
Section 3.07 is refunded to the Trust or otherwise is determined not to be payable, the Originator shall be repaid the amount of such refund or that portion of any guarantee payment made by the Originator that is not applied to the payment of such tax.

     SECTION 3.08.  Staged-Funding Contract Reserve Account.
                    ---------------------------------------

     a. The Trustee shall establish the Staged-Funding Contract Reserve Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amount specified in Section 2.02(r). The Account shall be entitled "U.S. Bank National Association, as Trustee for the benefit of holders of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-4."

     b.   Upon receipt by the Trustee of an Officer's Certificate pursuant to
Section 3.06(c)(i) to the effect that one or more Staged-Funding Contracts have been fully disbursed in accordance with the terms of such Contract, on or before the Funding Termination Date, the Trustee shall release to the Seller that portion of the funds held in the Staged-Funding Contract Reserve Account attributable to those Staged-Funding Contracts (as specified in such Officer's Certificate).

     c. If the Originator fails to satisfy its obligations under Section 3.06(c)(ii) hereof the Trustee shall withdraw the Unfunded Contract Shortfall from the Staged-Funding Contract Reserve Account and shall apply said funds in the fashion provided in the second sentence in Section 3.06(c)(iii). Any amount so applied shall be treated for all purposes under this Agreement as an amount paid by the Originator to repurchase Contracts under Section 3.06(c).

     d. The Staged-Funding Contract Reserve Account shall be part of the Trust but not part of the Subsidiary REMIC or Master REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Staged-Funding Contract Reserve Account. The Originator shall be the beneficial owner of the Staged-Funding Contract Reserve Account, subject to the foregoing power of the Trustee to apply amounts in the Staged-Funding Contract Reserve Account to satisfy the obligations of the Originator under Section 3.06(c)(ii). Funds in the Staged-Funding

                                     3-14

Contract Reserve Account shall, at the direction of the Originator, be invested in Eligible Investments that mature no later than the Funding Termination Date. All net income and gain from such investments shall be distributed to the Originator on the Funding Termination Date. Any losses on such investments shall be deposited in the Staged-Funding Contract Reserve Account by the Originator out of its own funds immediately as realized. All amounts earned on amounts on deposit in the Staged-Funding Contract Reserve Account shall be taxable to the Originator.

     e. Any funds remaining in the Staged-Funding Contract Reserve Account after the Funding Termination Date shall be distributed to the Originator.

                                     3-15

                                  ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
          -----------------------------------------------------------

           SECTION 4.01.  Custody of Contracts.
                          --------------------

           a. Subject to the terms and conditions of this Section the Trustee appoints the Servicer to maintain custody of the Contract Files for the benefit of the Certificateholders and the Trustee. The Custodian shall maintain custody of the Land-and-Home Contract Files. In the event that the Trustee is no longer acting as Custodian of the Land-and-Home Contract Files, upon execution and delivery of an agreement between the Trustee and the Person assuming the duties of the Trustee hereunder as Custodian with respect to the Land-and-Home Contract Files, the replacement Custodian shall concurrently execute an acknowledgment of receipt of the Land-and-Home Contract Files substantially in the form of Exhibit H hereto.

           b. The Servicer agrees to maintain the related Contract Files at its office where they are currently maintained, or at such other offices of the Servicer in the State of Minnesota as shall from time to time be identified to the Trustee by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

          c. As custodian, the Servicer shall have and perform the following powers and duties:

                (i) hold the Contract Files on behalf of the Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Trustee annually that it continues to maintain possession of such Contract Files;

                (ii) implement policies and procedures, in writing and signed by a Servicing Officer, with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes; and

                (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee.

          d. In performing its duties under this Section, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it. The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer agrees further not to assert any beneficial ownership interests in the Contracts or the Contract Files. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all

                                      4-1
liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Certificateholder or the Trustee.

     SECTION 4.02.  Filings.
                    -------

     On or prior to the Closing Date, the Originator shall cause the UCC-1 financing statement referred to in Section 2.02(h) to be filed. Trustee shall cause to be filed all necessary continuation statements of the UCC-1 financing statement. From time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interest in the Contracts and their proceeds and the Manufactured Homes against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. The Servicer will maintain the Trustee's first priority perfected security interest in each Manufactured Home and a first lien on each Mortgaged Property so long as the related Contract is property of the Trust.

     SECTION 4.03.  Name Change or Relocation.
                    -------------------------

     a. During the term of this Agreement, the Originator shall change its name, identity or structure or relocate its chief executive office without first giving notice thereof to the Seller, the Trustee and the Servicer. In addition, following any such change in the name, identity, structure or location of the chief executive office of the Originator, the Originator shall give written notice of any such change to S&P, Fitch and Moody's.

     b. If any change in the Originator's name, identity or structure or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute or would cause any such financing or continuation statement or notice of lien to become unperfected (whether immediately or with lapse of time), the Originator, no later than five days after the effective date of such change, shall file, or cause to be filed, such amendments or financing statements as may be required to preserve, perfect and protect the Certificateholders' interest in the Contracts and proceeds thereof and in the Manufactured Homes.

     SECTION 4.04.  Chief Executive Office.
                    ----------------------

     During the term of this Agreement, the Originator will maintain its chief executive office in one of the States of the United States, except Tennessee.

                                      4-2

      SECTION 4.05.  Costs and Expenses.
                     ------------------

      The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Certificateholders' right, title and interest in and to the Contracts (including, without limitation, the security interests in the Manufactured Homes granted thereby).

                                      4-3

                                   ARTICLE V

                            SERVICING OF CONTRACTS
                            ----------------------

      SECTION 5.01.  Responsibility for Contract Administration.
                     ------------------------------------------

      The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of Conseco Finance Corp., for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Conseco Finance Corp. is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

      SECTION 5.02.  Standard of Care.
                     ----------------

      In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer; provided, however, that (i) such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by servicers of manufactured housing installment sales contracts for institutional investors and
(ii) notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract. The Servicer shall comply with FHA/VA Regulations in servicing any FHA/VA Contracts (and will pay any required premiums) so that the related insurance of the Federal Housing Administration or partial guarantee of the Veterans Administration remains in full force and effect, except for good faith disputes relating to FHA/VA Regulations that will not cause the termination or reduction of such insurance or guarantee.

      SECTION 5.03.  Records.
                     -------

      The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

      SECTION 5.04.  Inspection; Computer Tape.
                     -------------------------

      a. At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records, which have not previously been provided to the Trust, relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee or its authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

                                      5-1

Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Contract in this Agreement.

     b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

     c. On or before the ninth Business Day of each related Due Period, the Servicer will provide to the Trustee a Computer Tape setting forth a list of all the outstanding Contracts and the outstanding principal balance of each such Contract as of the end of the next related Due Period.

     SECTION 5.05.  Certificate Account.
                    -------------------

     a. On or before the Closing Date, the Servicer shall establish the Certificate Account on behalf of the Trust, which must be an Eligible Account. The Certificate Account shall be entitled "U.S. Bank National Association as Trustee for the benefit of holders of Manufactured Housing Contract Pass-Through Certificates, Series 2000-4 (Conseco Finance Corp., Servicer)." The Servicer shall pay into the Certificate Account as promptly as practicable (not later than the next Business Day) following receipt thereof all payments from Obligors and Net Liquidation Proceeds, other than late payment penalty fees, extension fees and assumption fees, which shall be retained by the Servicer as additional compensation for servicing the Contracts. All amounts paid into the Certificate Account under this Agreement shall be held in trust for the Trustee and the Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

     b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Remittance Date. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Remittance Date pursuant to Section 8.03(a). An amount equal to any net loss on such investments shall be deposited in the Certificate Account by the Class C Subsidiary Certificateholder out of its own funds immediately as realized. The Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:
                        --------------------

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are noncallable;

                                      5-2

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated at least P-1 by Moody's, at least A-1 by Standard & Poor's and at least F-1 by Fitch (if rated by Fitch) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have the highest credit rating then available from Moody's and Fitch (if rated by Fitch) and are rated AAAm or AAAm-G by Standard & Poor's and whose only investments are in securities described in clauses (i), (ii) above and (iv) below;

          (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

          (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least Aa2 from Moody's, at least AAA by Standard & Poor's and in one of the two highest rating categories from Fitch (if rated by Fitch) at the time of such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account;

          (vi) commercial paper having a rating of at least A-1+ from Standard & Poor's and at least P-1 from Moody's (if rated by Moody's) at the time of such investment or pledge as a security; and

          (vii) other obligations or securities that are acceptable to Moody's, Fitch and Standard & Poor's as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by Moody's, Fitch or Standard & Poor's below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by Moody's, Fitch and Standard & Poor's, as evidenced in writing;

                                      5-3
provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC Provisions.

Notwithstanding the foregoing, securities that represent the right to receive payments only of interest due on underlying obligations shall not be included as Eligible Investments, whether or not such securities otherwise fall within (i) through (vii) above.

The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

The Originator, the Servicer and the Seller acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Originator, Seller or Servicer the right to receive brokerage confirmations of security transactions as they occur, the Originator, the Seller and the Servicer specifically waive receipt of such confirmations.

     c. If at any time the Trustee receives notice (from Standard & Poor's, Moody's, Fitch or the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee must, as soon as practicable but in no event later than 5 Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee must notify each of Standard & Poor's, Moody's, Fitch and the Servicer of the location of the Certificate Account.

     SECTION 5.06.  Enforcement.
                    -----------

     a. The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts and Liquidation Proceeds with respect to Liquidated Contracts.

     b. The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders.

     c. The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the person against whom recourse exists at the price set forth in the document creating the recourse.

                                      5-4

     d. So long as Conseco Finance Corp. is the Servicer, the Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of prepayment in full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract.

     e. So long as Conseco Finance Corp. is the Servicer, the Servicer may, consistent with its customary servicing procedures and consistent with Section 5.02, grant to the Obligor on any Contract an extension of payments due under such Contract, provided that Obligors may not be solicited for extensions, no such extension may extend beyond the final scheduled payment date of the Contract with the latest maturity, as specified in Section 3.04(c), and no more than one extension of payments under a Contract may be granted in any twelve-month period.

     f. The Servicer may enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer upon conveyance of the related Manufactured Home, the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith and add such assumption agreement to the related Contract File or Land-and-Home Contract File.

     g. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Contract if such modification or waiver would be treated as a taxable exchange under the REMIC Provisions.

     h. In the event that one of the Contracts that were 60 or more days delinquent as of the Closing Date ("Delinquent Contracts") goes into foreclosure, if acquiring title to the related Mortgaged Property or Manufactured Home would cause the adjusted basis, for federal income tax purposes, of Delinquent Contracts that are currently in foreclosure or repossession, along with any other assets owned by the Subsidiary REMIC other than "qualified mortgages", qualified "foreclosure property" and "permitted investments" within the meaning of Section 860G of the Code, to exceed 0.75% of the Pool Scheduled Principal Balance, the Servicer shall not acquire title to that Mortgaged Property or Manufactured Home on behalf of the Subsidiary REMIC. Instead, the Servicer shall dispose of the Mortgaged Property or Manufactured Home for cash in a foreclosure sale. In addition, if the Servicer determines that the adjusted basis of Delinquent Contracts that are currently in foreclosure or repossession on any Remittance Date, along with any other assets owned by the Subsidiary REMIC, other than "qualified mortgages", "foreclosure property" and "permitted investments" with the meaning of Section 860G of the Internal Revenue Code, exceeds 1.0% of the Pool Scheduled Principal Balance after giving effect to prepayments on the Contracts, then prior to such Remittance Date, the Servicer shall dispose of sufficient Mortgaged Properties and Manufactured Homes securing Delinquent Contracts and acquired upon foreclosure repossession, for cash, so that the adjusted basis of Delinquent Contracts that are currently in foreclosure or repossession, along with any other assets owned by the Subsidiary REMIC, other than "qualified mortgages", "foreclosure property" and "permitted investments" within the meaning of Section 860G of the Code, will be less than 1.0% of the Pool Scheduled Principal Balance. In either event, the Servicer may acquire, for its own account and not on behalf of the Subsidiary REMIC, the Mortgaged Property or Manufactured Home at the

                                      5-5
foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair value of the Mortgaged Property or Manufactured Home, as determined by the Servicer in good faith.

     SECTION 5.07.  Trustee to Cooperate.
                    --------------------

     a. Upon payment in full on any Contract, the Servicer will notify the Trustee and Conseco Finance Corp. (if Conseco Finance Corp. is not the Servicer) on the next succeeding Remittance Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the lien on the related real estate. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds.

     b. From time to time as appropriate for servicing and foreclosure in connection with any Land-and-Home Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Land-and-Home Contract and the related Land-and-Home Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Land-and-Home Contract to be released to the Servicer with a notation that the Land-and-Home Contract has been assigned to the Trustee. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' and Class C Certificateholders' rights and remedies with respect to Contracts.

     c. The Servicer's receipt of a Land-and-Home Contract and/or Land-and-Home Contract File shall obligate the Servicer to return the original Land-and-Home Contract and the related Land-and-Home Contract File to the Trustee when its need by the Servicer has ceased unless the Contract shall be liquidated or repurchased or replaced as described in Section 3.06.

     SECTION 5.08.  Costs and Expenses.
                    ------------------

     All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract for Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract.

                                      5-6

     SECTION 5.09.  Maintenance of Insurance.
                    ------------------------

     a. Except as otherwise provided in subsection (b) of this Section 5.09, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the related Manufactured Home is located and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Obligor on the related Contract, whichever is less; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein; and provided, further, that such Hazard Insurance Policies may provide for customary deductible amounts. With respect to: (a) a Manufactured Home securing an FHA/VA Contract, if such Manufactured Home's location was, at the time of origination of the related FHA/VA Contract, within a federally designated special flood hazard area, the Servicer shall also cause such flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program; and (b) any Contract that is not an FHA/VA Contract, the Originator shall obtain (i) a statement from the Obligor's insurance agent that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area, or (ii) evidence that, at the time of origination, flood insurance was in effect, which coverage was at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall pay such premiums out of its own funds and may separately add such premium to the Obligor's obligation as provided by the Contract, but shall not add such premium to the remaining principal balance of the Contract.

     b. The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 5.09, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses on the creditor's interest in the Contracts resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form and in the amount carried by the Servicer as of the date of this Agreement. The Servicer shall pay the premium for such policy on the basis described therein and shall deposit into the Certificate Account from its own funds any deductible amount with respect to claims under such blanket insurance policy relating to the Contracts. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section. If the insurer under such blanket insurance policy shall cease to be acceptable to the Servicer, the Servicer shall exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to such policy.

                                      5-7

     c. With respect to each Manufactured Home that has been repossessed in connection with a defaulted Contract, the Servicer shall either (i) maintain one or more Hazard Insurance Policies thereon or (ii) self-insure such Manufactured Homes and deposit into the Certificate Account from its own funds any losses caused by damage to such Manufactured Home that would have been covered by a Hazard Insurance Policy.

     d.   The Servicer shall keep in force throughout the term of this Agreement
(i) a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement and (ii) a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among Persons which service a portfolio of manufactured housing installment sales contracts and installment loan agreements having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

     SECTION 5.10.  Repossession.
                    ------------

     Notwithstanding the standard of care specified in Section 5.02, the Servicer shall commence procedures for the repossession of any Manufactured Home or the foreclosure upon any Mortgaged Property or take such other steps that in the Servicer's reasonable judgment will maximize the receipt of principal and interest or Net Liquidation Proceeds with respect to the Contract secured by such Manufactured Home or Mortgaged Property (which may include retitling or filing a recorded assignment of the Mortgage) subject to the requirements of the applicable state and federal law, no later than five Business Days after the time when such Contract becomes a Defaulted Contract; provided that if the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. For purposes of the proviso in the preceding sentence, the Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice that hazardous waste is present on such property and such written notice has been made a part of the Land-and-Home Contract File with respect to the related Contract. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Section 5.02. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, as Trustee, or, at its election, to its nominee on behalf of the Trustee, as Trustee.

     SECTION 5.11.  Commingling of Funds.
                    --------------------

     So long as Conseco Finance Corp. is Servicer, any collections in respect of Contracts collected by Conseco Finance Corp. shall, prior to the deposit thereof in the Certificate Account, be held in bank accounts entitled substantially as follows: "[name of depository], as agent for U.S. Bank National Association as Trustee, other trustees, and Conseco Finance Corp., as their interests may appear."

                                      5-8

     SECTION 5.12.  Retitling; Security Interests.
                    -----------------------------

     a. If, at any time, a Service Transfer has occurred and Conseco Finance Corp. is no longer the Servicer and the new Servicer is unable to foreclose upon a Manufactured Home because the title document for such Manufactured Home does not show such Servicer or the Trustee as the holder of the first priority security interest in the Manufactured Home, such Servicer shall take all necessary steps to apply for a replacement title document showing it or the Trustee as the secured party.

     b. In order to facilitate the Servicer's actions, as described in subsection (a) of this section, Conseco Finance Corp. will provide the Servicer with any necessary power of attorney permitting it to retitle the Manufactured Home.

     c. If the Servicer is still unable to retitle the Manufactured Home, Conseco Finance Corp. will take all actions necessary to act with the Servicer to foreclose upon the Manufactured Home, including, as appropriate, the filing of any UCC-1 or UCC-2 financing statements necessary to perfect the security interest in any Manufactured Home that constitutes a fixture under the laws of the jurisdiction in which it is located and all actions necessary to perfect the security interest in any Manufactured Home that is considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

     d. The Originator shall (i) deliver to the Trustee an Opinion of Counsel to the effect that assignment and recordation of the Mortgages, securing Land-and-Home Contracts relating to real estate located in any state other than those states specified in such Opinion of Counsel (the "recordation states"), is not necessary to effect the assignment to the Trustee of the Originator's lien on the real property securing such Land-and-Home Contracts, and (ii) file in the appropriate recording offices within [60] days after the Closing Date (or within 30 days after receipt of the recorded Mortgage, if later) the assignments to the Trustee on behalf of the Trust of the Mortgages securing all Land-and-Home Contracts secured by Mortgages relating to real estate located in the recordation states.

     SECTION 5.13.  Covenants, Representations and Warranties of Servicer.  By
                    -----------------------------------------------------
its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust relies in accepting the Contracts and issuing the Certificates.

     (a) Organization and Good Standing.  The Servicer is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer, or its ability to carry out its obligations hereunder.

                                      5-9

     (b) Authorization; Binding Obligations.  The Servicer has the power and
         ----------------------------------
authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

     (c) No Consent Required.  The Servicer is not required to obtain the
         -------------------
consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals and authorizations as have been obtained.

     (d) No Violations.  The execution, delivery and performance by the Servicer
         -------------
of this Agreement and the fulfillment of its terms will not violate any provision of any existing law or regulation or any order or decree of any court or the related Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound.

     (e) Litigation.  No litigation or administrative proceeding of or before
         ----------
any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the transactions contemplated by this Agreement.

     (f) Chief Executive Office.  The chief executive office of the Servicer is
         ----------------------
at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639.

     (g) No Default.  The Servicer is not in default with respect to any order
         ----------
or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect its condition (financial or other) or operations or its properties or the consequences of which would materially and adversely affect its performance hereunder. The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact its financial condition or operations or legal documents associated with the transaction contemplated by this Agreement.

     (h) No Impairment.  The Servicer shall do nothing to impair the rights of
         -------------
the Trust, or the Certificateholders in the Certificates.

     (i) No Amendments.  The Servicer shall not extend or otherwise amend the
         -------------
terms of any Contract, except in accordance with Section 5.06.

                                     5-10

                                   ARTICLE VI

                            REPORTS AND TAX MATTERS
                            -----------------------

      SECTION 6.01.  Monthly Reports.
                     ---------------

      a. No later than 1:00 p.m. on each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, the Originator (if the Originator is not the Servicer), Standard & Poor's, Fitch and Moody's a "Monthly
                                                                         -------
Report," substantially in the form of Exhibit N hereto.
------

      b. If the applicable Monthly Report indicates that there is a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the aggregate amount of such Class M-1 Interest Deficiency Amount, Class M-2 Interest Deficiency Amount and Class B-1 Interest Deficiency Amount. On the day one Business Day prior to the related Remittance Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such deficiency in accordance with Section 8.03(b) and shall promptly notify the Servicer of such amount. If the total amount of funds in the Certificate Account is not sufficient to pay the deficiency, the Trustee shall promptly notify the Servicer, and shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 6.05.

      SECTION 6.02.  Certificate of Servicing Officer.
                     --------------------------------

      Each Monthly Report pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit I, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

      SECTION 6.03.  Other Data.
                     ----------

      In addition, the Originator and (if different from the Originator) the Servicer shall, on request of the Trustee, Standard & Poor's, Moody's, Fitch or a Certificateholder, furnish the Trustee and/or Standard & Poor's, Moody's, Fitch or a Certificateholder such underlying data as may be reasonably requested.

      SECTION 6.04.  Annual Report of Accountants.
                     ----------------------------

      On or before May 1 of each year, commencing May 1, 2001, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any

                                      6-1
successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

      SECTION 6.05.  Statements to Certificateholders.
                     --------------------------------

     a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3I Certificates on or before the third Business Day next preceding each Remittance Date. The Trustee and the Servicer shall inform any Certificateholder and any Underwriter inquiring by telephone of the information contained in the most recent Monthly Report.

     b. Concurrently with each distribution charged to the Certificate Account the Trustee, so long as it has received the Monthly Report from the Servicer, shall forward or cause to be forwarded by mail to each Holder of a Class A Certificate and (if the Originator is not the Servicer) the Originator a statement setting forth the following:

     (i) the amount of such distribution to Holders of Class A Certificates allocable to interest, separately identifying any Unpaid Class A Interest Shortfall included in such distribution and any remaining Unpaid Class A Interest Shortfall after giving effect to such distribution;

     (ii) the amount of such distribution to Holders of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any remaining Unpaid Class A Principal Shortfall after giving effect to such distribution;

     (iii) the Class A Principal Balance, after giving effect to the distribution of principal on such Remittance Date;

     (iv) the Class A Percentage for such Remittance Date and the following Remittance Date;

     (v) the Pool Scheduled Principal Balance of the Contracts for such Remittance Date;

     (vi)   the Pool Factor;

     (vii) the number and aggregate principal balances of Contracts delinquent (a) 30-59 days and (b) 60 or more days;

     (viii) the number of Manufactured Homes that were repossessed during the month ending immediately prior to such Remittance Date, the number of repossessed Manufactured Homes that remain in inventory as of the last day of the related Due Period and repossessed Manufactured Homes purchased by the Originator or a subsidiary of the Originator from the Trust (during the related Due Period and

                                      6-2
             cumulatively) by number of Contracts, aggregate Scheduled Principal Balance of such Contracts and aggregate purchase price;

     (ix) number of Contracts and aggregate Scheduled Principal Balance of Contracts extended or otherwise amended during the Due Period preceding current Remittance Date;

     (x)     the Class M-1 Distribution Test (as set forth in Exhibit N hereto);

     (xi)    the Class M-2 Distribution Test (as set forth in Exhibit N hereto);

     (xii)   the Class B Distribution Test (as set forth in Exhibit N hereto);

     (xiii)  the Weighted Average Contract Rate of all outstanding Contracts;

     (xiv) the Class M-1 Interest Deficiency Amount, if any, for such Remittance Date;

     (xv) the Class M-2 Interest Deficiency Amount, if any, for such Remittance Date;

     (xvi) the Class B-1 Interest Deficiency Amount, if any, for such Remittance Date;

     (xvii) the Overcollateralization Amount, if any, for such Remittance Date; and

     (xviii) the Additional Principal Distribution Amount, if any, for such Remittance Date.

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class A Certificate.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class A Certificate a statement containing the information with respect to interest accrued and principal paid on its Certificates during such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

     c. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-1 Certificate a copy of the Monthly Report forwarded to the Holders of Class A Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class M-1 Certificateholders as part of the Monthly Report, the following information:

     (i) the amount of such distribution to Holders of Class M-1 Certificates allocable to interest, separately identifying any Unpaid Class M-1 Interest Shortfall included in such distribution, any remaining Unpaid Class M-1 Interest Shortfall after giving

                                     6-3
           effect to such distribution, any Class M-1 Liquidation Loss Interest Amount included in such distribution and any remaining unpaid Class M-1 Liquidation Loss Interest Shortfall after giving effect to such distribution;

     (ii) the amount of such distribution to Holders of Class M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein and any remaining Unpaid Class M-1 Principal Shortfall after giving effect to such distribution;

     (iii) the Class M-1 Principal Balance and the Class M-1 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

     (iv) the Class M-1 Percentage for such Remittance Date and the following Remittance Date; and

     (v) the information described above in Section 6.05(b)(v) through (xviii).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-1 Certificate.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-1 Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time enforced.

     d. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-2 Certificate a copy of the Monthly Report forwarded to the Holders of Class A Certificates and Class M-1 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class M-2 Certificateholders as part of the Monthly Report, the following information:

     (i) the amount of such distribution to Holders of Class M-2 Certificates allocable to interest, separately identifying any Unpaid Class M-2 Interest Shortfall included in such distribution, any remaining Unpaid Class M-2 Interest Shortfall after giving effect to such distribution, any Class M-2 Liquidation Loss Interest Amount included in such distribution and any remaining unpaid Class M-2 Liquidation Loss Interest Shortfall after giving effect to such distribution;

     (ii) the amount of such distribution to Holders of Class M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal

                                      6-4

           Prepayments included therein and any remaining Unpaid Class M-2 Principal Shortfall after giving effect to such distribution;

     (iii) the Class M-2 Principal Balance and the Class M-2 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

     (iv) the Class M-2 Percentage for such Remittance Date and the following Remittance Date; and

     (v) the information described above in Section 6.05(b)(v) through (xviii).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-2 Certificate.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-2 Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time enforced.

     e. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-1 Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1 and Class M-2 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-1 Certificateholders as part of the Monthly Report, the following information:

     (i) the amount of such distribution to Holders of Class B-1 Certificates allocable to interest, separately identifying any Unpaid Class B-1 Interest Shortfall included in such distribution, any remaining Unpaid Class B-1 Interest Shortfall after giving effect to such distribution, any Class B-1 Liquidation Loss Interest Amount included in such distribution and any remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall after giving effect to such distribution;

     (ii) the amount of such distribution to Holders of Class B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any remaining Unpaid Class B-1 Principal Shortfall after giving effect to such distribution;

     (iii) the Class B-1 Principal Balance and the Class B-1 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

                                      6-5

     (iv) the Class B Percentage for such Remittance Date and the following Remittance Date; and

     (v) the information described above in Section 6.05(b)(v) through (xviii).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-1 Certificate.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-1 Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time enforced.

     f. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-2 Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1, Class M-2 and Class B-1 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-2 Certificateholders as part of the Monthly Report, the following information:

     (i) the amount of such distribution to Holders of Class B-2 Certificates allocable to interest, separately identifying any Unpaid Class B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class B-2 Interest Shortfall after giving effect to such distribution;

     (ii) the amount of such distribution to Holders of Class B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any Unpaid Class B-2 Principal Shortfall after giving effect to such distribution;

     (iii) the amount, if any, by which the Class B-2 Formula Distribution Amount for such Remittance Date exceeds the Remaining Amount Available for such Remittance Date;

     (iv) the Class B-2 Principal Balance and Class B-2 Adjusted Principal Balance, if different, after giving effect to the distribution of principal on such Remittance Date;

     (v) the Class B Percentage for such Remittance Date and the following Remittance Date;

     (vi) the information described above in Section 6.05(b)(v) through (xviii);

                                      6-6

     (vii) the Class B-2 Liquidation Loss Amount, if any, for such Remittance Date;

     (viii) the Weighted Average Contract Rate of all outstanding Contracts.

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-2 Certificate.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-2 Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time enforced.

     g. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-3I Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-3I Certificateholders as part of the Monthly Report, the following information:

     (i) the Class B-3I Formula Distribution Amount for such Remittance Date, including any Unpaid Class B-3I Shortfall immediately prior to such Remittance Date;

     (ii)   the Class B-3I Distribution Amount for such Remittance Date; and

     (iii) the Unpaid Class B-3I Shortfall immediately following such Distribution Date.

     h. Copies of all reports provided to the Trustee for the Certificateholders shall also be provided to Standard & Poor's, Fitch and Moody's and to the Class C Certificateholders. In addition, Certificate Owners may receive copies of any reports provided to the Trustee for the Certificateholders, upon written request together with a certification that they are Certificate Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

     SECTION 6.06.  Payment of Taxes.
                    ----------------

     The Servicer shall be responsible for and agrees to prepare, make and file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Subsidiary REMIC or Master REMIC pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Subsidiary REMIC or Master REMIC by the Trustee. The Trustee shall have no responsibility whatsoever for the

                                      6-7
accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Subsidiary REMIC and the Master REMIC, respectively, in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of a Class C Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Subsidiary REMIC and the Master REMIC, respectively, if, and during such time as, the Servicer is not the holder of a Class C Certificate. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph.

     Each of the Holders of the Certificates, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Subsidiary REMIC or the Master REMIC. The Originator, as agent for the tax matters person, shall represent the Subsidiary REMIC or the Master REMIC in connection with all examinations of the Subsidiary REMIC's or the Master REMIC's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the holders of the Certificates, by acceptance thereof, agrees to cooperate with the Originator in such matters and to do or refrain from doing any or all things reasonably required by the Originator to conduct such proceedings, provided that no such action shall be required by the Originator of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

     The Class C Subsidiary Certificateholders and the Class C Master Certificateholders shall pay, on behalf of the Subsidiary REMIC or the Master REMIC, respectively, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Subsidiary REMIC or the Master REMIC as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Originator or any Servicer to comply with the provisions of Section 2.04 or 3.07, the Trustee, the Originator or such Servicer, as the case may be, shall indemnify the Class C Certificateholders for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholders any taxes or charges payable by the Class C Certificateholders hereunder.

     In the event a Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Seller shall provide to the Internal Revenue Service and the persons specified in Sections 860E(e)(3) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of such Class C Certificate to such a disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C

                                      6-8

Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Seller shall, upon the written request of persons designated in Section 860E(e)(3) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.

                                      6-9

                                  ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

     SECTION 7.01.  Event of Termination.
                     --------------------

     "Event of Termination" means the occurrence of any of the following:
      --------------------

     a. Any failure by the Servicer to make any deposit into an account required to be made hereunder and the continuance of such failure for a period of five Business Days after the Servicer has become aware, or should have become aware, that such deposit was required;

     b. Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Holders of Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates evidencing, as to any such Class, Percentage Interests aggregating not less than 25%;

     c. Any assignment by the Servicer of its duties hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

     d. A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least 60 days;

     e. The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing; or

     f.   The failure of the Servicer to be an Eligible Servicer.

     SECTION 7.02.  Transfer.
                    --------

     If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders with aggregate Percentage Interests representing 25% or more of the Trust, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may

                                      7-1
terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), or upon resignation of the Servicer in accordance with Section 12.01, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files, the Land-and-Home Contract Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record of each Manufactured Home) and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. Each of the Originator and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts and the execution of any documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record in respect of each Manufactured Home. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under the Agreement, at the time of the termination of its activities as Servicer. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contracts, Contract Files and Land-and-Home Contract Files in the Servicer's possession.

     SECTION 7.03.  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

     On and after the time the Servicer receives a notice of termination pursuant to Section 7.02 or the resignation of the Servicer in accordance with
Section 12.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not assume any obligations of the Originator pursuant to Section 3.06 and (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee and the Additional Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the

                                      7-2

Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of 100% of the Certificateholders, exceed the sum of the Monthly Servicing Fee plus the Additional Monthly Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.04.  Notification to Certificateholders.
                    ----------------------------------

     a. Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, Standard & Poor's, Moody's, Fitch and the Certificateholders at their respective addresses appearing on the Certificate Register.

     b. Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to Standard & Poor's, Moody's, Fitch and the Certificateholders at their respective addresses appearing on the Certificate Register.

     c. The Trustee shall give written notice to Standard & Poor's, Fitch and Moody's at least 30 days prior to the date upon which any Eligible Servicer (other than the Trustee) is to assume the responsibilities of Servicer pursuant to Section 7.03, naming such successor Servicer.

     SECTION 7.05.  Effect of Transfer.
                    ------------------

     a. After the Service Transfer, the Trustee or new Servicer may notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

     b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be
             ------
transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

     c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Originator pursuant to Article X and Sections 3.06, 11.06 and 11.11(f)) other than those relating to the management, administration, servicing or collection of the Contracts.

     SECTION 7.06.  Transfer of Certificate Account.
                    -------------------------------

     Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days

                                      7-3
after the occurrence of the Event of Termination, establish an Eligible Account with an institution other than the Servicer and promptly transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.

                                      7-4

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

     SECTION 8.01.  Monthly Payments.
                    ----------------

     a. Subject to the terms of this Article VIII, each Holder of a Certificate as of a Record Date shall be paid on the next succeeding Remittance Date by check mailed on such Remittance Date to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds a Class of Class A Certificates, Class M Certificates, or Class B Certificates with an aggregate Percentage Interest of at least 5% or a Class B-3I, Class C Subsidiary or Class C Master Certificateholder holds Class B-3I, Class C Subsidiary or Class C Master Certificates with an aggregate Percentage Interest of at least 20% and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance Date), the sum equal to such Certificateholder's Percentage Interest of all amounts distributed on the applicable Class of Certificates. Final payment of any Certificate shall be made only upon presentation of such Certificate at the office or agency of the Paying Agent.

     b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book Entry Certificates. Neither the Trustee, the Certificate Registrar, the Originator, the Seller nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the forms of the Class A, Class M, and Class B Certificates as set forth in Exhibits A, B and C hereto.

     c. The Trustee shall either act as the paying agent or shall appoint an institution meeting the eligibility requirements set forth in Section 11.06 to be the paying agent (in either case, the "Paying Agent") and cause it to make the payments to the Certificateholders required hereunder. The Trustee's Corporate Trust Office at 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Tamara Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates.

                                      8-1

     SECTION 8.02.  Permitted Withdrawals from the Certificate Account.
                    --------------------------------------------------

     The Trustee may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to
Section 5.05 that are attributable to the Contracts for the following purposes:

          a.  to make payments in the amounts and in the manner provided for in
     Section 8.03;

          b. to pay to the Originator with respect to each Contract or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.06, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

          c. to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Section 5.08;

          d. to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

          e. to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

     Since, in connection with withdrawals pursuant to clause (b), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

     SECTION 8.03.  Payments.
                    --------

     a. On each Remittance Date the Trustee shall withdraw from the Certificate Account the Amount Available (as determined on the immediately preceding Determination Date), plus on the Post-Funding Remittance Date any Pre-Funded Amount, and on the Remittance Dates in September 2000 and October 2000 any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account, and apply such funds to make payment in the following order of priority, subject to Section 8.03(d):

          1. if neither Conseco Finance Corp. nor a wholly owned subsidiary of Conseco Finance Corp. is the Servicer, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03, except the Additional Monthly Servicing Fee;

          2. after payment of the amount specified in clause (1) above, to the Class A Certificateholders as follows:

                                      8-2

          (i) the amount in clause (a)(i) of the definition of Class A Formula Distribution Amount to the Class A-1 Certificateholders; the amount in clause (a)(ii) of the definition of Class A Formula Distribution Amount to the Class A-2 Certificateholders; the amount in clause (a)(iii) of the definition of Class A Formula Distribution Amount to the Class A-3 Certificateholders; the amount in clause (a)(iv) of the definition of Class A Formula Distribution Amount to the Class A-4 Certificateholders; the amount in clause (a)(v) of the definition of Class A Formula Distribution Amount to the Class A-5 Certificateholders; the amount in clause (a)(vi) of the definition of Class A Formula Distribution Amount to the Class A-6 Certificateholders, or, if the available amount is less than the sum of the amounts specified in this clause (i), pro rata to each Class of Class A Certificates based on the amount of interest payable pursuant to this clause;

          (ii) the aggregate Unpaid Class A Interest Shortfall pro rata to each Class of Class A Certificates based on the Unpaid Class A Interest Shortfall of each such Class;

          3. after payment of the amounts specified in clauses (1) - (2) above, to the Class M-1 Certificateholders as follows:

          (i) the amount in clause (a) of the definition of Class M-1 Formula Distribution Amount;

          (ii)  any Unpaid Class M-1 Interest Shortfall;

          4. after payment of the amounts specified in clauses (1) - (3) above, to the Class M-2 Certificateholders as follows:

          (i) the amount in clause (a) of the definition of Class M-2 Formula Distribution Amount;

          (ii)  any Unpaid Class M-2 Interest Shortfall;

          5. after payment of the amounts specified in clauses (1) - (4) above, to the Class B-1 Certificateholders as follows:

          (i) the amount in clause (a) of the definition of Class B-1 Formula Distribution Amount;

          (ii)  any Unpaid Class B-1 Interest Shortfall;

          6. after payment of the amounts specified in clauses (1) - (5) above, to the Class A Certificateholders as follows:

                                      8-3

          (i) if there is a Class A Principal Deficiency Amount as of such Remittance Date, the remaining Amount Available, pro rata to each Class of Class A Certificates based on the related Class Principal Balance (but in no event shall such amount exceed the related Class Principal Balance);

          (ii) the Unpaid Class A Principal Shortfall to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders in the order of priority set forth in clause
                (iii) below, but to each Class of Class A Certificates no more than the Unpaid Class A Principal Shortfall attributable to such Class;

          (iii) if such Remittance Date is on or prior to the Class A-6 Cross-Over Date, the Class A Percentage of the Formula Principal Distribution Amount to the Class A Certificateholders as follows:

                (a) if such Remittance Date is before the Class A-1 Cross-Over
                    Date, to the Class A-1 Certificateholders, but in no event more than the Class A-1 Principal Balance;

                (b) if such Remittance Date is on or after the Class A-1 Cross-
                    Over Date but not after the Class A-2 Cross-Over Date, to the Class A-2 Certificateholders, but in no event more than the Class A-2 Principal Balance;

                (c) if such Remittance Date is on or after the Class A-2 Cross-
                    Over Date but not after the Class A-3 Cross-Over Date, to the Class A-3 Certificateholders, but in no event more than the Class A-3 Principal Balance;

                (d) if such Remittance Date is on or after the Class A-3 Cross-
                    Over Date but not after the Class A-4 Cross-Over Date, to the Class A-4 Certificateholders, but in no event more than the Class A-4 Principal Balance;

                (e) if such Remittance Date is on or after the Class A-4 Cross-
                    Over Date but not after the Class A-5 Cross-Over Date, to the Class A-5 Certificateholders, but in no event more than the Class A-5 Principal Balance;

                (f) if such Remittance Date is on or after the Class A-5 Cross-
                    Over Date but not after the Class A-6 Cross-Over Date, to the Class A-6 Certificateholders, but in no event more than the Class A-6 Principal Balance;

          7. after payment of the amounts specified in clauses (1) - (6) above, to the Class M-1 Certificateholders as follows:

                                      8-4

          (i)   any Unpaid Class M-1 Principal Shortfall;

          (ii) the Class M-1 Percentage of the Formula Principal Distribution Amount (plus, if such Remittance Date is on the Class A Cross-Over Date, the amount by which the Class A Percentage of the Formula Principal Distribution Amount exceeds the Class A Principal Balance on such date), but in no event more than the Class M-1 Principal Balance;

          (iii) any Class M-1 Liquidation Loss Interest Amount;

          (iv)  any Unpaid Class M-1 Liquidation Loss Interest Shortfall;

          8. after payment of the amounts specified in clauses (1) - (7) above, to the Class M-2 Certificateholders as follows:

          (i)   any Unpaid Class M-2 Principal Shortfall;

          (ii) the Class M-2 Percentage of the Formula Principal Distribution Amount (plus, if such Remittance Date is on the Class M-1 Cross-Over Date, the amount, if any, by which the sum of the Class A Percentage and the Class M-1 Percentage of the Formula Principal Distribution Amount exceeds the sum of the Class A and Class M-1 Principal Balances on such date), but in no event more than the Class M-2 Principal Balance;

          (iii) any Class M-2 Liquidation Loss Interest Amount;

          (iv)  any Unpaid Class M-2 Liquidation Loss Interest Shortfall;

          9. after payment of the amounts specified in clauses (1) - (8) above, to the Class B-1 Certificateholders as follows:

          (i)   any Unpaid Class B-1 Principal Shortfall;

          (ii) the Class B Percentage of the Formula Principal Distribution Amount (plus, if such Remittance Date is on the Class M-2 Cross-Over Date, the amount, if any, by which the sum of the Class A, Class M-1 and Class M-2 Percentages of the Formula Principal Distribution Amount exceeds the sum of the Class A, Class M-1 and Class M-2 Principal Balances on such date), but in no event more than the Class B-1 Principal Balance;

          (iii) any Class B-1 Liquidation Loss Interest Amount;

          (iv)  any Unpaid Class B-1 Liquidation Loss Interest Shortfall;

          10. after payment of the amounts specified in clauses (1) - (9) above, to the Class B-2 Certificateholders as follows:

                                      8-5

          (i) the amount in clause (a) of the definition of Class B-2 Formula Distribution Amount;

          (ii)  any Unpaid Class B-2 Interest Shortfall;

          (iii) any Unpaid Class B-2 Principal Shortfall;

          (iv) if such Remittance Date is on or after the Class B-1 Cross-Over Date, the Class B Percentage of the Formula Principal Distribution Amount (minus, if such Remittance Date is on the Class B-1 Cross-Over Date, the amount of the Class B Percentage of the Formula Principal Distribution Amount actually distributed to the Class B-1 Certificateholders on such date, and plus, if such Remittance Date is on the Class B-1 Cross-Over Date, the amount, if any, by which the Formula Principal Distribution Amount exceeds the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance on such date);

          11. if Conseco Finance Corp. or a wholly owned subsidiary of Conseco Finance Corp. is the Servicer, after payment of the amounts specified in clauses
(1) -(10) above, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.02, and if Conseco Finance Corp. or a wholly owned subsidiary of Conseco Finance is not the Servicer, to pay the Additional Monthly Servicing Fee to the Servicer;

          12. after payment of the amounts specified in clauses (1) - (11) above, to the Certificateholders, the Additional Principal Distribution Amount, but only if clause (i) or (ii) below applies:

          (i) if the aggregate Additional Principal Distribution Amount distributed on prior Remittance Dates does not exceed $18,750,000, and the Additional Principal Distribution Amount to be distributed on such Remittance Date, when added to the aggregate Additional Principal Distribution Amount distributed on prior Remittance Dates, shall be limited such that the aggregate Additional Principal Distribution Amount distributed is equal to $18,750,000; such Additional Principal Distribution Amount shall be allocated among the classes of Certificates in accordance with the Class A Percentage, the Class M-1 Percentage, the Class M-2 Percentage and the Class B Percentage, and between the Class B Certificates, to the Class B-1 Certificates prior to the Class B-1 Cross-Over Date and thereafter to the Class B-2 Certificates; or

          (ii) if such Additional Principal Distribution Amount is being distributed pursuant to Section 8.05(f), such Additional Principal Distribution Amount shall be allocated among the Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, and Class B-2 Certificates pro rata based upon the outstanding Principal Balance of each such Class on such Remittance Date;

                                      8-6

          13. after payment of the amounts specified in clauses (1) - (12) above, to pay the Class B-3I Distribution Amount to the Class B-3I Certificateholders;

          14. after payment of the amounts specified in clauses (1) - (13) above, to reimburse the Class C Certificateholders for expenses incurred by and reimbursable to them pursuant to Section 10.06; and

          15. after payment of the amounts specified in clauses (1) - (14) above, any remaining funds shall be paid to the Class C Master Certificateholders.

     b. On each Remittance Date, the Uncertificated Subsidiary Interests shall receive distributions, to the extent of the Adjusted Amount Available, in the following order of priority:

          1. Each Class of Class A Uncertificated Subsidiary Interests shall receive a distribution of principal in an amount equal to the amount of principal distributed to its respective Corresponding Certificate Class pursuant to Section 8.03(a)(6);

          2. The Class M-S1 Interest shall receive a distribution of principal in an amount equal to the amount of principal distributed to the Class M-1 Certificates pursuant to Section 8.03(a)(7);

          3. The Class M-S2 Interest shall receive a distribution of principal in an amount equal to the amount of principal distributed to the Class M-2 Certificates pursuant to Section 8.03(a)(8);

          4. The Class B-S1 and Class B-S2 Interests shall receive distributions of principal in an amount equal to the amount of principal distributed to its respective Corresponding Certificate Class pursuant to
     Section 8.03(a)(9)-(10);

          5. Each Class of Uncertificated Subsidiary Interests shall receive distributions of interest, pro rata in an amount equal to (i) 1/12th of the Weighted Average Contract Rate times the outstanding Subsidiary Interest Principal Balance of such Class of Uncertificated Subsidiary Interests, plus (ii) any Unpaid Subsidiary Interest Shortfall with respect to such Class; and

          6. Any remaining Amount Available shall be distributed to the Class C Subsidiary Certificateholders.

     On each Remittance Date the Trustee shall be deemed to deposit in the Certificate Account, for distribution to the holders of the Certificates in the priority set forth in Section 8.03(a), the amount distributed to the Trustee as holder of the Uncertificated Subsidiary Interests under Section 8.04(b).

     c. If the applicable Monthly Report indicates a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency Amount for such Remittance Date, the Trustee shall withdraw from the Certificate Account (to the extent

                                      8-7
of funds on deposit therein one Business Day prior to such Remittance Date, after distribution of the Amount Available pursuant to Section 8.03(a)) an amount equal to the Class M-1 Interest Deficiency Amount, the Class M-2 Interest Deficiency Amount and the Class B-1 Interest Deficiency Amount (or the amount of such funds in the Certificate Account, if less) and distribute such amount, first to the Class M-1 Certificateholders up to the amount of the Class M-1 Interest Deficiency Amount (or pro rata, if such funds are less than the Class M-1 Interest Deficiency Amount), if any, then to the Class M-2 Certificateholders up to the amount of the Class M-2 Interest Deficiency Amount (or pro rata, if such funds are less than the Class M-2 Interest Deficiency Amount), if any, and then to the Class B-1 Certificateholders up to the amount of the Class B-1 Interest Deficiency Amount (or pro rata, if such remaining funds are less than the Class B-1 Interest Deficiency Amount); provided, however, that (i) no such withdrawal shall be made with respect to the Class M-1 Interest Deficiency Amount if the Cumulative Realized Losses as of such Remittance Date are greater than $262,500,000; (ii) no such withdrawal shall be made with respect to the Class M-2 Interest Deficiency Amount if the Cumulative Realized Losses as of such Remittance Date are greater than $218,750,000; (iii) no withdrawal with respect to Class B-1 Interest Deficiency Amount shall be made if the Cumulative Realized Losses as of such Remittance Date are greater than $175,000,000; (iv) no withdrawal with respect to a Class M-1 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class M-1 Interest Deficiency Amounts equal $4,000,000; (v) no withdrawal with respect to a Class M-2 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class M-2 Interest Deficiency Amounts equal $3,487,500; and (vi) no withdrawal with respect to a Class B-1 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class B-1 Interest Deficiency Amounts equal $2,900,000.

     d. Notwithstanding the priorities set forth above, any Pre-Funded Amount deposited in the Certificate Account shall be applied solely to pay principal of the Class A Certificates and any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account shall be applied solely as described in Section 8.06.



     e. If the Trustee shall not have received the applicable Monthly Report by any Remittance Date, the Trustee shall distribute all funds then in the Certificate Account to Certificateholders in accordance with Section 8.03(a), to the extent of such funds, on such Remittance Date.

     SECTION 8.04.  [Reserved].

     SECTION 8.05.  Class C Subsidiary Certificateholder's Purchase Option;
                    -------------------------------------------------------
Auction Sale; Additional Principal Distribution Amount.
------------------------------------------------------

     a. Subject to the conditions in subsection (b) below, the Class C Subsidiary Certificateholder shall have the option to purchase all of the Contracts and all property acquired in respect of any Contract remaining in the Trust at a price (such price being referred to as the "Minimum Purchase Price") equal to the greater of:

                                      8-8

     A. the sum of (x) 100% of the principal balance of each Contract (other than any Contract as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), plus (y) the fair market value of such acquired property (as determined by the Originator as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to
          Section 12.04) or

     B. the aggregate fair market value (as determined by the Originator as of the close of business on such third Business Day) of all of the assets of the Trust,

plus, in either case, any Unpaid Class A Interest Shortfall, any Unpaid Class M-1 Interest Shortfall, any Unpaid Class M-1 Liquidation Loss Interest Shortfall, any Unpaid Class M-2 Interest Shortfall, any Unpaid Class M-2 Liquidation Loss Interest Shortfall, any Unpaid Class B-1 Interest Shortfall, any Unpaid Class B-1 Liquidation Loss Interest Shortfall and any Unpaid Class B-2 Interest Shortfall as well as one month's interest at the applicable Contract Rate on the Scheduled Principal Balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed).

     b. The purchase by the Class C Subsidiary Certificateholder of all of the Contracts pursuant to Section 8.05(a) above shall be at the option of the Class C Subsidiary Certificateholder, but shall be conditioned upon (1) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating not more than 20% of the Cut-off Date Pool Principal Balance, (2) such purchase being made pursuant to a plan of complete liquidation of each of the Subsidiary REMIC and the Master REMIC in accordance with Section 860F of the Code, as provided in Section 12.03, (3) the Class C Subsidiary Certificateholder having provided the Trustee and the Depository (if any) with at least 30 days' written notice and (4) the Originator or the Servicer (as applicable) shall have delivered to the Trustee an unqualified Opinion of Counsel stating that payment of the purchase price to the Certificateholders will not constitute a voidable preference or fraudulent transfer under the United States Bankruptcy Code. If such option is exercised, the Class C Subsidiary Certificateholder, as applicable, shall provide to the Trustee the certification required by Section 12.03, which certificate shall constitute a plan of complete liquidation of each of the Subsidiary REMIC and the Master REMIC within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Class C Subsidiary Certificateholder, the Contract Files and Land-and-Home Contract Files pertaining to the Contracts being repurchased.

     c. The Class C Subsidiary Certificateholder may assign its rights under this Section 8.05, separately from its other rights as Holder of the Class C Subsidiary Certificates, by giving written notice of such assignment to the Trustee. Following the Trustee's receipt of such notice of assignment, the Trustee shall recognize only such assignee (or its assignee in turn) as the Person entitled to exercise the purchase option set forth in Section 8.05(a).

     d. The Servicer shall notify the Trustee and the Class C Subsidiary Certificateholder (whether or not the Class C Subsidiary Certificateholder has then assigned its rights under this Section 8.05 pursuant to subsection (c)) no later than two Business Days after the Determination

                                      8-9

Date relating to the first Due Period which includes the date on which the Pool Scheduled Principal Balance first becomes less than or equal to 20% of the Cut-off Date Pool Principal Balance, to the effect that the Pool Scheduled Principal Balance is then less than or equal to 20% of the Cut-off Date Pool Principal Balance.

     e. If the Class C Subsidiary Certificateholder (or its assignee) has not delivered to the Trustee the notice of exercise of its purchase option required by subsection (b) by the Remittance Date occurring in the month following the Determination Date specified in subsection (d), then promptly after the following Remittance Date the Trustee shall begin a process for soliciting bids in connection with an auction for the Contracts. The Trustee shall provide the Class C Subsidiary Certificateholder (or its assignee) written notice of such auction at least 10 Business Days prior to the date bids must be received in such auction (the "Auction Date").

     If at least two bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the greater of
(i) the Minimum Purchase Price and (ii) the fair market value of the Contracts and related property (such amount being referred to as the "Minimum Auction Price"). If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Auction Price, the Trustee shall not consummate such sale. If a bid meeting the Minimum Purchase Price is received, then the Trustee may, and if so requested by the Class C Subsidiary Certificateholder shall, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Contracts and related property has been offered.

     If the first auction conducted by the Trustee does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Remittance Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirement of this subsection (e). If such second auction does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Remittance Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (e), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Class C Subsidiary Certificateholder or its assignee of notice of exercise of its purchase option under subsection (a), (ii) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Remittance Date on which the principal balance of all the Contracts is reduced to zero.

     If the Trustee receives a bid meeting the conditions specified in this subsection (e), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation with the meaning of Section 860F of the Code, and the Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Contract Files pertaining to the Contracts being purchased.

                                     8-10

     f. If the Class C Subsidiary Certificateholder (or its assignee) has not delivered to the Trustee the notice of exercise of its purchase option required by subsection (b) by the Remittance Date occurring in the month following the Determination Date specified in subsection (d), then on the following Remittance Date and each Remittance Date thereafter the Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, and Class B-2 Certificates shall be entitled to receive the Additional Principal Distribution Amount pursuant to
Section 8.03(a)(12), allocated among such classes pro rata based upon the outstanding Principal Balance of each such Class on each such Remittance Date.

      SECTION 8.06. Capitalized Interest Account.
                    ----------------------------

     a. On or before the Closing Date, the Trustee shall establish the Capitalized Interest Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein $500,000 received from the Seller pursuant to
Section 2.02(s). The Capitalized Interest Account shall be entitled "U.S. Bank National Association as Trustee for the benefit of holders of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 2000-4." On the Remittance Dates occurring in September 2000 and October 2000, if the Monthly Report for such Remittance Date indicates that the Amount Available (after payment of the amount specified in clause (1) of Section 8.03(a) and including in the Amount Available only payments in respect of interest on the Contracts) is not sufficient to pay the Class A Interest Distribution Amount, plus the Class M-1 Interest Distribution Amount, plus the Class M-2 Interest Distribution Amount, plus the Class B-1 Interest Distribution Amount, the Trustee shall withdraw the amount of such deficiency, or the amount of funds in the Capitalized Interest Account (net of any investment earnings thereon), if less, and shall deposit such funds in the Certificate Account for distribution on such Remittance Date in order first to pay any deficiency in the Amount Available to pay the Class A Interest Distribution Amount, second to pay any deficiency in the Amount Available to pay the Class M-1 Interest Distribution Amount, third to pay any deficiency in the Amount Available to pay the Class M-2 Interest Distribution Amount, and fourth to pay any deficiency in the Amount Available to pay the Class B-1 Interest Distribution Amount.

     b. The Capitalized Interest Account shall be part of the Trust but not part of the Subsidiary REMIC or the Master REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Capitalized Interest Account. Green Tree Finance Corp.--Two shall be the beneficial owner of the Capitalized Interest Account, subject to the foregoing power of the Trustee to transfer amounts in the Capitalized Interest Account to the Certificate Account. Funds in the Capitalized Interest Account shall, at the direction of Green Tree Finance Corp.--Two, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Remittance Date. All net income and gain from such investments shall be distributed to Green Tree Finance Corp.--Two on such Remittance Date. All amounts earned on amounts on deposit in the Capitalized Interest Account shall be taxable to Green Tree Finance Corp.--Two. Any losses on such investments shall be deposited in the Capitalized Interest Account by Green Tree Finance Corp.--Two out of its own funds immediately as realized.

                                     8-11

     c. Any funds remaining in the Capitalized Interest Account after the Remittance Date in October 2000 shall be distributed to Green Tree Finance Corp.--Two. After such date no further amounts shall be deposited in or withdrawn from the Capitalized Interest Account.

      SECTION 8.07. Pre-Funding Account.
                    -------------------

     a. On or before the Closing Date, the Trustee shall establish the Pre-Funding Account on behalf of the Trust, which must be an Eligible Account. The Pre-Funding Account shall be entitled "Pre-Funding Account, U.S. Bank National Association as Trustee for the benefit of holders of Certificates, Series 2000-4." The Trustee shall maintain within the Pre-Funding Account two subaccounts, the Pre-Funding Subaccount and the Undelivered Contract Subaccount. The Undelivered Contract Subaccount pertains to those Land-and-Home Contracts transferred to the Trust on the Closing Date that are Undelivered Contracts. Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates for the uses and purposes set forth herein.

     b. The Trustee shall deposit in the Pre-Funding Subaccount the amount received from the Seller pursuant to Section 2.02(t). Amounts on deposit in the Pre-Funding Subaccount shall be withdrawn by the Trustee as follows:

          (i) On any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Contract transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

          (ii) On the Business Day immediately preceding the Post-Funding Remittance Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding Subaccount, net of investment earnings.

     c. The Trustee shall deposit in the Undelivered Contract Subaccount the amount received from the Seller pursuant to Section 2.02(u). Amounts on deposit in the Undelivered Contract Subaccount shall be withdrawn by the Trustee as follows:

          (i) If the Seller delivers the related Land-and-Home Contract File for an Undelivered Contract to the Trustee at least two Business Days before the last day of the Pre-Funding Period, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Seller.

          (ii)  [Reserved]

          (iii) The Seller shall give the Trustee telephonic notice of its intended delivery of Land-and-Home Contract Files. The Trustee will use reasonable efforts to process the Land-and-Home Contract Files and remit any amount payable for them to the Seller in a timely manner.

                                     8-12

          (iv) On the Business Day immediately preceding the Post-Funding Remittance Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Undelivered Contract Subaccount, net of investment earnings.

     d. The Pre-Funding Account shall be part of the Trust but not part of the Master REMIC or Subsidiary REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Pre-Funding Account. The Seller shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Certificate Account.
Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and
(ii)(A) of the definition of "Eligible Investment" and that mature no later than the Business Day prior to the next succeeding Remittance Date. All amounts earned on deposits in the Pre-Funding Account shall be taxable to the Seller. Any losses on such investments shall be deposited in the Pre-Funding Account by the Seller immediately as realized. The Trustee shall release to the Seller all investment earnings in the Pre-Funding Account on the Post-Funding Remittance Date.

                                     8-13

                                  ARTICLE IX

      THE CERTIFICATES AND UNCERTIFICATED SUBSIDIARY INTERESTS
      --------------------------------------------------------

      SECTION 9.01.  The Certificates.
                     ----------------

     a. The Uncertificated Subsidiary Interests shall be issued as nontransferable (except to a successor Trustee) uncertificated interests evidencing, as to each such Class, 100% of the interest in distributions required to made to such Class, and having the original Subsidiary Interest Principal Balance specified with respect to such Class of Uncertificated Subsidiary Interests. The Class C Subsidiary Certificates shall be substantially in the form set forth in Exhibit J hereto, and shall, on original issue, be executed by the Trustee on behalf of the Trust upon the order of the Originator. The Class C Subsidiary Certificates shall be issuable in Percentage Interests, and shall be evidenced by a single Class C Subsidiary Certificate issued on the Closing Date to Green Tree Finance Corp.--Two.

     b. The Class A, the Class M, the Class B, the Class B-3I and the Class C Master Certificates shall be substantially in the forms set forth in Exhibits A, B, C-1, C-2 and K, respectively, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Originator. The Class A, the Class M, and the Class B Certificates shall be evidenced by (i) one or more Class A-1 Certificates representing $225,000,000 initial aggregate principal balance, (ii) one or more Class A-2 Certificates representing $90,000,000 initial aggregate principal balance, (iii) one or more Class A-3 Certificates representing $125,000,000 initial aggregate principal balance, (iv) one or more Class A-4 Certificates representing $190,000,000 initial aggregate principal balance, (v) one or more Class A-5 Certificates representing $110,000,000 initial aggregate principal balance, (vi) one or more Class A-6 Certificates representing $310,000,000 initial aggregate principal balance,
(vii) one or more Class M-1 Certificates representing $62,500,000 initial aggregate principal balance, (vii) one or more Class M-2 Certificates representing $50,000,000 initial aggregate principal balance (ix) one or more Class B-1 Certificates representing $37,500,000 initial aggregate principal balance, (x) one or more Class B-2 Certificates representing $43,750,000 initial aggregate principal balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class B-3I, Class C Master, and Class C Subsidiary Certificates shall be issuable in Percentage Interests and shall each be evidenced by a single certificate issued on the Closing Date to Green Tree Finance Corp.--Two.

     c. The Certificates shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates

                                      9-1
shall be dated the date of their execution, except for those Certificates executed on the Closing Date, which shall be dated the Closing Date.

      SECTION 9.02.  Registration of Transfer and Exchange of Certificates.
                     -----------------------------------------------------

     a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.02 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee initially appoints itself to be the "Certificate Registrar" and transfer agent for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein. The Trustee will give prompt written notice to Certificateholders and the Servicer of any change in the Certificate Registrar.

     b. (1) Subject to clauses (2) and (3) below, no transfer of a Class B-2 Certificate, Class B-3I Certificate, Class C Subsidiary Certificate or Class C Master Certificate shall be made by the Originator or any other Person unless such transfer is exempt from the registration requirements of the Act, as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Originator may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Originator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Originator, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit M attached hereto, which investment letter shall not be an expense of the Trustee or the Originator. Any Class B-2 Certificateholder, Class B-3I Certificateholder, Class C Subsidiary Certificateholder or Class C Master Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Originator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (2) No transfer of a Class M-1 Certificate, a Class M-2 Certificate, a Class B Certificate, a Class B-3I Certificate, a Class C Subsidiary Certificate or a Class C Master Certificate or any interest therein shall be made to any employee benefit plan, trust or account that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code (each, a "Plan"), unless the prospective transferee of a Certificate or interest therein provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Originator or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

          (3) Notwithstanding anything to the contrary contained herein, (A) neither the Class C Subsidiary Certificate nor the Class C Master Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an

                                      9-2
international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of the Class C Subsidiary Certificate or Class C Master Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver for the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of the Class C Subsidiary Certificate or the Class C Master Certificate, as the case may be, by any Disqualified Organization will not result in the imposition of federal income tax upon the Subsidiary REMIC or the Master REMIC or any Certificateholder or any other person or otherwise adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of the Class C Subsidiary Certificate or Class C Master Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed to not be the Class C Subsidiary or Class C Master Certificateholder, as the case may be, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Class C Subsidiary Certificate or Class C Master Certificate, and shall be deemed to have no interest whatsoever in the Class C Subsidiary Certificate or Class C Master Certificate. Each Class C Subsidiary or Class C Master Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

          (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed to not be the Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificate, and shall be deemed to have no interest whatsoever in such Certificate.

          (5) The Trustee shall give notice to Standard & Poor's, Fitch and Moody's promptly following any transfer, sale or other disposition of a Class B-3I, Class C Subsidiary or Class C Master Certificate.

     c. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate original denomination, upon

                                      9-3
surrender of such Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

     d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A, Class M-1, Class M-2 and Class B Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A, Class M-1, Class M-2 and Class B Certificates; (iii) ownership and transfers of registration of the Class A, Class M-1, Class M-2 and Class B Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A, Class M and Class B Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     e. If (x) the Seller or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (y) the Trustee or the Originator is unable to locate a qualified successor or (z) the Originator at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates, Class M Certificates and Class B Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Originator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be

                                      9-4
deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     f. On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, two Class A-6 Certificates, one Class M-1 Certificate, one Class M-2 Certificate, one Class B-1 Certificate and one Class B-2 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the related Original Principal Balance, respectively. If, however, the aggregate principal amount of a Class of Class A Certificates, Class M Certificates or Class B Certificates exceeds $200,000,000, one such Class A Certificate, Class M Certificate and/or Class B Certificate will be issued with respect to each $200,000,000 of principal amount and an additional Certificate of such Class or Classes will be issued with respect to any remaining principal amount. Each such Class A, Class M and Class B Certificate registered in the name of the Depository's nominee shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      SECTION 9.03.  No Charge; Disposition of Void Certificates.
                     -------------------------------------------

     No service charge shall be made to a Certificateholder for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

      SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates.
                     -------------------------------------------------

     If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and original denomination. Upon the issuance of any new Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued

                                      9-5
pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

      SECTION 9.05.  Persons Deemed Owners.
                     ---------------------

     Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Seller, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Seller, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

      SECTION 9.06.  Access to List of Certificateholders' Names and Addresses.
                     ---------------------------------------------------------

     The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that none of the Originator, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      SECTION 9.07.  Authenticating Agents.
                     ---------------------

          The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates. For all purposes of this Agreement, the execution and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates "by the Trustee."

                                      9-6

                                   ARTICLE X

                                  INDEMNITIES
                                  -----------

      SECTION 10.01.  Seller's and Originator's Indemnities.
                      -------------------------------------

     The Seller and Originator will jointly and severally defend and indemnify the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation of any third-party claims (i) arising out of or resulting from the origination of any Contract (including but not limited to truth in lending requirements) or the servicing of such Contract prior to its transfer to the Trust (but only to the extent such cost, expense, loss, damage, claim or liability is not provided for by the Originator's repurchase of such Contract pursuant to Section 3.06) or (ii) arising out of or resulting from the use or ownership of any Manufactured Homes by the Originator or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Originator under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

      SECTION 10.02.  Liabilities to Obligors.
                      -----------------------

     No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust and the Certificateholders expressly disclaim such assumption.

      SECTION 10.03.  Tax Indemnification.
                      -------------------

     The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates), any tax imposed on the Trust as a result of the Originator's repurchase of any Contract pursuant to Section 3.06(c), and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator, the Seller, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder or otherwise.

      SECTION 10.04.  Servicer's Indemnities.
                      ----------------------

     The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders against any and

                                     10-1
all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Originator of, any such Contract.

      SECTION 10.05.  Operation of Indemnities.
                      ------------------------

     Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Originator or the Servicer, as the case may be, without interest.

      SECTION 10.06.  REMIC Tax Matters.
                      -----------------

     If Class C Subsidiary Certificateholders or Class C Master Certificateholders, pursuant to Section 6.06, pay any taxes or charges imposed upon the Subsidiary REMIC or the Master REMIC, as the case may be, as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Subsidiary Certificateholders or Class C Master Certificateholders shall be entitled to be reimbursed therefor out of the Certificate Account as provided in
Section 8.03; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Class C Subsidiary Certificateholders or Class C Master Certificateholders be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure by the Originator, the Trustee or any Servicer to comply with the provisions of Section 2.04.

                                     10-2

                                  ARTICLE XI

                                  THE TRUSTEE
                                  -----------

     SECTION 11.01.   Duties of Trustee.
                      -----------------

     The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

     Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          a. Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders with aggregate Percentage Interests representing 25% or more of the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such

                                     11-1
     event from the Servicer or the Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more.

     None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Originator, the Seller or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 11.02.   Certain Matters Affecting the Trustee.
                      -------------------------------------

     Except as otherwise provided in Section 11.01:

          a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          b. The Trustee may consult with counsel and any opinion of any counsel for the Originator, the Seller or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          d. Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more; provided,

                                     11-2
     however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

     SECTION 11.03.   Trustee Not Liable for Certificates or Contracts.
                      ------------------------------------------------

     The Trustee assumes no responsibility for the correctness of the recitals contained herein or in the Certificates (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates (other than its execution thereof) or of any Contract, Contract File, Land-and-Home Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer, the Originator or the Seller of funds paid to the Originator or the Seller, as applicable, in consideration of conveyance of the Contracts to the Trust by the Originator and the Seller or deposited into or withdrawn from the Certificate Account by the Servicer.

     SECTION 11.04.   Rights of Certificateholders to Direct Trustee and to
                      -----------------------------------------------------
Waive Event of Termination.
--------------------------

     Holders of Class A Certificates, Holders of Class M Certificates and Holders of Class B Certificates evidencing, as to each such Class, Percentage Interests representing 25% or more shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders; and provided further that the Trustee shall instead follow the directions of Holders of Class A Certificates, Holders of Class M Certificates and Holders of Class B Certificates evidencing, as to each such Class, Percentage Interests aggregating 51% or more whenever it receives conflicting directions from Class A Certificateholders, Class M Certificateholders and Class B Certificateholders. Holders of Class A Certificates, Holders of Class M Certificates and Holders of Class B Certificates evidencing, as to each such Class, Percentage Interests representing 51% or more may on behalf of Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect
                                                     ------
of a

                                     11-3
covenant or provision hereof which under Section 12.07 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon. Following the Class M-2 Cross-Over Date, if all distributions payable to the Class A Certificateholders and the Class M Certificateholders have either been made or provided for in accordance with this Agreement, then the Holders of Class B-1 Certificates may exercise the rights given to the Class A Certificateholders, the Class M Certificateholders and Class B-1 Certificateholders under this Section. Following the Class B-1 Cross-Over Date, if all distributions payable to the Class A Certificateholders and the Class M Certificateholders have either been made or provided for in accordance with this Agreement, then the Holders of Class B-2 Certificates may exercise the rights given to the Class A Certificateholders, the Class M Certificateholders and Class B-1 Certificateholders under this Section.

     SECTION 11.05.  The Servicer to Pay Trustee's Fees and Expenses.
                     -----------------------------------------------

     The Servicer agrees:

          a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) including the services provided in connection with any auctions pursuant to Section 8.05(e);

          b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel, and reasonable compensation expenses and disbursements in connection with any auctions pursuant to Section 8.05(e)), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     All such payments by the Servicer shall be made from its own funds. The covenants in this Section 11.05 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

     SECTION 11.06.  Eligibility Requirements for Trustee.
                     ------------------------------------

     The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers and a Title I approved lender pursuant to FHA Regulations,

                                     11-4
shall not be an Affiliate of the Originator, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee shall at all times have a long-term deposit rating (or, if the Trustee is a wholly owned subsidiary of a bank holding company system and not rated, the bank holding company shall have a long-term senior unsecured debt rating) from Standard & Poor's of at least BBB or as shall be otherwise acceptable to Standard & Poor's and a rating from Moody's (if rated by Moody's) of at least Baa3 or as shall be otherwise acceptable to Moody's. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

     SECTION 11.07. Resignation or Removal of Trustee.
                    ---------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Originator. A copy of any such notice shall be sent to Standard & Poor's, Fitch and Moody's. Upon receiving such notice of resignation, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Originator and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Originator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Originator may remove the Trustee. If the Originator shall have removed the Trustee under the authority of the immediately preceding sentence, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.08.

                                     11-5

     SECTION 11.08. Successor Trustee.
                    -----------------

     Any successor Trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Servicer, the Originator and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts, Contract Files and Land-and-Home Contract Files and any related documents and statements held by it hereunder; and, if the Land-and-Home Contract Files are then held by a custodian pursuant to a custodial agreement, the predecessor Trustee and the custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Originator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
11.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.06.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 11.08, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.09. Merger or Consolidation of Trustee.
                    ----------------------------------

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify Standard & Poor's, Fitch and Moody's in the event it is a party to any merger, conversion or consolidation.

     SECTION 11.10. Tax Returns.
                    -----------

     Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Subsidiary REMIC and the Master REMIC and the Trustee shall execute such returns.

                                     11-6

     SECTION 11.11. Obligor Claims.
                    --------------

     In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. (S) 433) as amended from time to time:

          a. The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of home improvements, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

          b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Contract payments, pursuant to such legal actions;

          c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

          d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders.

          e. The Trustee will cooperate with and assist Certificateholders in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

          f. The Originator hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 11.11(f) shall not terminate upon a Service Transfer pursuant to Article VII.

     SECTION 11.12. Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------

     The Servicer shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of conforming to any legal requirement, restriction or condition

                                     11-7

(i) with respect to the holding of the Contracts, the Contract Files and the Land-and-Home Contract Files or (ii) with respect to the enforcement of a Contract in any state in which a Manufactured Home is located or in any state in which any portion of the Trust is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all Certificateholders and shall, subject to the provisions of the following paragraph, have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

     Every separate trustee, co-trustee and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (A) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of monies shall be exercised solely by the Trustee;

          (B) all other rights, powers, duties and obligations conferred or imposed upon the Trustee, to the extent also imposed upon such separate trustees, co-trustees or custodians, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including holding of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (C) no separate trustee, co-trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other separate trustee, co-trustee or custodian hereunder; and

          (D) the Servicer may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it.

     If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or custodian. The reasonable fees and expenses of any such separate trustee, co-trustee or custodian shall be treated as additional fees and expenses of the Trustee subject to Section 11.05 and payable by the Servicer if and only to the extent the Servicer shall have consented in writing to his or its appointment, which consent shall not be unreasonably withheld.

     SECTION 11.13. Agents of Trustee.
                    -----------------

     To the extent not prohibited by law and not inconsistent with the terms of this Agreement (including, without limitation, Section 11.12), the Trustee may, with the prior consent of the

                                     11-8

Servicer, appoint one or more agents to carry out ministerial matters on behalf of the Trustee under this Agreement.

                                     11-9

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     SECTION 12.01. Servicer Not to Assign Duties or Resign; Delegation of
                    ------------------------------------------------------
Servicing Functions.
-------------------

     The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee and the Additional Monthly Servicing Fee payable to it. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect addressed and delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections 7.02 and 7.03.

     Notwithstanding the foregoing:

          a. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the criteria set forth in the definition of an Eligible Servicer. The Servicer shall promptly notify Standard & Poor's, Fitch and Moody's of any such merger to which it is a party.

          b. Any Person acquiring all or substantially all of the manufactured housing division of Conseco Finance Corp., who assumes all of the obligations of the Servicer hereunder and who satisfies the criteria set forth in the definition of "Eligible Servicer," shall become the Servicer hereunder. The Servicer shall promptly notify Standard & Poor's, Fitch and Moody's of any such acquisition.

          c. Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of Conseco Finance Corp., for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder.

                                     12-1

     SECTION 12.02. Maintenance of Office or Agency.
                    -------------------------------

     The Trustee will maintain in St. Paul, Minnesota, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East Fifth Street, St. Paul, Minnesota 55101
Attention: Tamara Schultz-Fugh. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 12.03. Termination.
                    -----------

     a. This Agreement shall terminate (after distribution of all amounts due to Certificateholders pursuant to Sections 8.01 and 8.03) on the earlier of (a) the Remittance Date on which the Pool Scheduled Principal Balance is reduced to zero and all amounts payable to Certificateholders on such Remittance Date have been distributed to Certificateholders or (b) the Remittance Date on which the Class C Subsidiary Certificateholder purchases the Contracts pursuant to Section 8.05; provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the Servicer's and the Originator's representations and warranties and indemnities by the Originator and the Servicer shall survive termination.

     b. Notice of any termination, specifying the Final Remittance Date (which shall be a date that would otherwise be a Remittance Date) upon which all Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Originator ten days prior to the date such notice is to be mailed) by letter to Standard & Poor's, Moody's, Fitch and the Certificateholders mailed no later than the fifth Business Day of the month of the Final Remittance Date specifying (1) the Final Remittance Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated; (2) the amount of any such final payment; and (3) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. Any notice of purchase of Contracts by the Originator or the Servicer pursuant to Section 8.05 shall constitute the adoption by the Trustee on behalf of the Certificateholders of a plan of complete liquidation of the Subsidiary REMIC and the Master REMIC within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Subsidiary REMIC and the Master REMIC by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders. In the event such notice is given in connection with the sale of the Contracts pursuant to Section 8.05, the Class C Subsidiary Certificateholder or the Trustee, as applicable, shall deposit in the Certificate Account on the Final Remittance Date in immediately available funds an amount equal to the above-described purchase price and upon such deposit Certificateholders will be entitled to the amount of such purchase price but not amounts in excess

                                     12-2
thereof, all as provided herein. Upon certification to the Trustee by a Servicing Officer, following such final deposit the Trustee shall promptly release to the purchaser of the Contracts pursuant to Section 8.05 the Contract Files for the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

     c. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to Certificateholders on the Final Remittance Date in proportion to their respective Percentage Interests an amount equal to (i) as to Class A Certificates, the Class A Principal Balance, together with any Unpaid Class A Interest Shortfall and one month's interest at the related Remittance Rate on the related Class, respectively (calculated in the manner specified in Section 1.03), (ii) as to Class M-1 Certificates, the Class M-1 Principal Balance together with any Unpaid Class M-1 Interest Shortfall, any Unpaid Class M-1 Liquidation Loss Interest Shortfall and one month's interest at the Class M-1 Remittance Rate on the Class M-1 Principal Balance, (iii) as to Class M-2 Certificates, the Class M-2 Principal Balance together with any Unpaid Class M-2 Interest Shortfall, any Unpaid Class M-2 Liquidation Loss Interest Shortfall and one month's interest at the Class M-2 Remittance Rate on the Class M-2 Principal Balance, (iv) as to Class B-1 Certificates, the Class B-1 Principal Balance together with any Unpaid Class B-1 Interest Shortfall, any Unpaid Class B-1 Liquidation Loss Interest Shortfall and one month's interest at the Class B-1 Remittance Rate on the Class B-1 Principal Balance, (v) as to Class B-2 Certificates, the Class B-2 Principal Balance together with any Unpaid Class B-2 Interest Shortfall and one month's interest at the Class B-2 Remittance Rate on the Class B-2 Principal Balance, (vi) as to Class B-3I Certificates, any Unpaid Class B-3I Shortfall, and (vii) as to Class C Master Certificates, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i)-(vi) above. The distribution on the Final Remittance Date shall be in lieu of the distribution otherwise required to be made on such Remittance Date in respect of each Class of Certificates.

     d. In the event that all of the Certificateholders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Originator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Originator shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders who have not surrendered their Certificates for cancellation, together with the final record list of Certificateholders, and the Originator shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     e. Each Certificateholder hereby irrevocably approves and appoints the Trustee as its attorney-in-fact for the purposes of adoption of the plan of complete liquidation.

                                     12-3

     SECTION 12.04. Acts of Certificateholders.
                    --------------------------

     a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates of the specified Class or Classes evidencing, as to each such Class, Percentage Interests aggregating 51% or more.

     b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Originator if made in the manner provided in this Section.

     c. The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     d.   The ownership of Certificates shall be proved by the Certificate
Register.

     e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Originator in reliance thereon, whether or not notation of such action is made upon such Security.

     f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 12.05. Calculations.
                    ------------

     Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

     SECTION 12.06. Assignment or Delegation by Originator.
                    --------------------------------------

     Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates of each Class evidencing, as to each such Class, Percentage Interests aggregating 66 2/3% or more, and any attempt to do so without such consent shall be void. It is understood

                                     12-4
that the foregoing does not prohibit the pledge or assignment by the Originator of any right to payment pursuant to Article VIII.

     Notwithstanding the foregoing, any person into which the Originator may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originator shall be a party, or any Person succeeding to the business of the Originator, shall be the successor of the Originator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originator shall promptly notify Standard & Poor's, Fitch and Moody's of any such merger to which it is a party.

     SECTION 12.07. Amendment.
                    ---------

     a. This Agreement may be amended from time to time by the Originator, the Servicer and the Trustee, without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of each of the Subsidiary REMIC and the Master REMIC as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Subsidiary REMIC, the Master REMIC and the Certificateholders, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, to add or amend any provision as required by Standard & Poor's, Fitch, Moody's, or any other nationally recognized statistical rating organization in order to improve or maintain the rating of any Class of Class A Certificates, Class M Certificates or Class B Certificates, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Originator, adversely affect in any material respect the interests of any Certificateholder.

     b. This Agreement may also be amended from time to time by the Servicer, the Originator and the Trustee, with the consent of Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating 51% or more, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the either the Subsidiary REMIC or the Master REMIC as a REMIC under the Code, (d) adversely affect the status of either the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Regular Certificates as "regular interests" in the Master REMIC or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section

                                     12-5

860G(d)(1) of the Code. This Agreement may not be amended without the consent of all Class C Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholders.

     c. This Agreement shall not be amended under this Section without the consent of 100% of Certificateholders if such amendment would result in the disqualification of either Subsidiary REMIC or the Master REMIC as a REMIC under the Code.

     d.   Concurrently with the solicitation of any consent pursuant to this
Section 12.07, the Trustee shall furnish written notification to Standard & Poor's, Fitch and Moody's of such solicitation. Promptly after the execution of any amendment pursuant to this Section 12.07, the Trustee shall furnish written notification of the substance of such amendment to Standard & Poor's, Fitch, Moody's and each Certificateholder.

     e. It shall not be necessary for the consent of Certificateholders under this Section 12.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     f. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     g. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an unqualified Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by the Agreement.

     h. In the absence of the consent described in subsection (c) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Regular Certificates as "regular interests" in the Master REMIC, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

     i.   Upon the execution of any amendment or consent pursuant to this
Section 12.07, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder hereunder shall be bound thereby.

                                     12-6

     SECTION 12.08. Notices.
                    -------

     All communications and notices pursuant hereto to the Servicer, the Originator and the Trustee shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Seller:

          Conseco Finance Securitizations Corp.
          300 Landmark Towers
          345 St. Peter Street
          St. Paul, Minnesota 55102-1639
          Attention: Chief Financial Officer
          Telecopier Number: (651) 293-5746

     If to the Originator, or the Servicer:

          Conseco Finance Corp.
          1100 Landmark Towers
          345 St. Peter Street
          St. Paul, Minnesota  55102-1639
          Attention: Chief Financial Officer
          Telecopier Number: (651) 293-5746

     If to the Trustee:

          U.S. Bank National Association
          180 East Fifth Street
          St. Paul, Minnesota 55101
          Attention: Tamara Schultz-Fugh
          Telecopier Number: (651) 244-0089

     If to Standard & Poor's:

          Standard & Poor's Rating Services,
               a division of The McGraw-Hill Companies, Inc.
          55 Water Street, 40th Floor
          New York, New York 10041
          Attention: Asset Backed Securities Surveillance Group
          Telecopier Number: (212) 208-1582

                                     12-7

     If to Moody's:

          Moody's Investors Service, Inc.
          99 Church Street
          New York, New York 10004
          Attention: Structured Financing, Manufactured Housing Surveillance
                     Group
          Telecopier Number: (212) 553-4948

     If to Fitch:

          Fitch IBCA, Inc.
          One State Street Plaza, 31st Floor
          New York, New York 10004
          Attention: ABS Surveillance Group
          Telecopier Number: (212) 635-0474

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 12.09. Merger and Integration.
                    ----------------------

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 12.10. Headings.
                    --------

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 12.11. Governing Law.
                    -------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

                                     12-8

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this 11th day of August, 2000.

                             CONSECO FINANCE CORP.


                             By ____________________________________
                                Phyllis A. Knight
                                Senior Vice President and Treasurer



                             CONSECO FINANCE SECURITIZATIONS CORP.

                             By ____________________________________
                                Phyllis A. Knight
                                Senior Vice President and Treasurer



                             U.S. BANK NATIONAL ASSOCIATION
                             not in its individual capacity but
                                solely as Trustee


                             By ____________________________________
                                Tammy Schultz-Fugh
                                Assistant Vice President

                                     12-9

                                                                       EXHIBIT A
                                                                       ------- -

                          FORM OF CLASS A CERTIFICATE
                          ---------------------------

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-[1] [2] [3] [4] [5] [6]         No.
(Senior)

Cut-off Date:  as defined in the        Remittance Rate: [_____%][Floating Rate
Pooling and Servicing Agreement         equal to the Weighted Average Contract
dated as of August 1, 2000              Rate (subject to a maximum of ___%)]

First Remittance Date:
September 1, 2000                       Denomination:  $___________

                                        Aggregate Denomination of
Servicer:                               All Class A-[1] [2] [3] [4] [5] [6]
Conseco Finance Corp                    Certificates:  $___________

                                        Maturity Date: May 1, 2032
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:  _____

                         MANUFACTURED HOUSING CONTRACT
                         -----------------------------
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                 ---------------------------------------------
            SERIES 2000-4, CLASS A-[1] [2] [3] [4] [5] [6] (SENIOR)
            -------------------------------------------------------

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance

Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in September 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class of Class A Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class A Distribution Amount to be distributed to such Class A Certificates. The Maturity Date of this Certificate is May 1, 2032 or the next succeeding Business Day if such May 1 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO

ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                  MANUFACTURED HOUSING CONTRACT
                                             SENIOR/SUBORDINATE
                                             PASS-THROUGH CERTIFICATE
                                             TRUST 2000-4



                                        By U.S. BANK NATIONAL ASSOCIATION


                                        By _______________________________
                                           Authorized Signatory

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                  By _________________________________
                                           Signature

                                                                       EXHIBIT B
                                                                       ------- -

                      FORM OF CLASS M-[1][2] CERTIFICATE
                      ----------------------------------

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [AND THE CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class M-[1][2]                          No.
(Subordinate)
                                        Remittance Rate:  Floating Rate equal
Cut-off Date:  as defined in the        to the Weighted Average Contract Rate
Pooling and Servicing Agreement         (subject to a maximum of ______%)
dated as of August 1, 2000
                                        Denomination:  $_____________
First Remittance Date:
September 1, 2000                       Aggregate Denomination of
                                        All Class M-[1][2] Certificates:
                                        $________________
Servicer:
Conseco Finance Corp.                   Maturity Date:  May 1, 2032
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:  _____

                         MANUFACTURED HOUSING CONTRACT
                         -----------------------------
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                 ---------------------------------------------
                  SERIES 2000-4, CLASS M-[1][2] (SUBORDINATE)
                  -------------------------------------------

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000 among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in September 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class M-[1][2] Certificate with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class [M-1/M-2] Distribution Amount for such Remittance Date. The Maturity Date of this Certificate is May 1, 2032 or the next succeeding Business Day if such May 1 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St.

Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE
                                   PASS-THROUGH CERTIFICATE
                                   TRUST 2000-4



                                 By U.S. BANK NATIONAL ASSOCIATION


                                 By____________________________________________
                                   Authorized Signatory

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                           By ____________________________________________
                                    Signature

                                                                     EXHIBIT C-1
                                                                     ------- ---

                       FORM OF CLASS B-[1][2] CERTIFICATE
                       ----------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES [,] [AND] THE CLASS M-2 CERTIFICATES [AND THE CLASS B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

                                     C-1-1

Class B-[1][2]                          No.
(Subordinate)


Cut-off Date: as defined in the         Remittance Rate:  Floating Rate equal
Pooling and Servicing Agreement         to the Weighted Average Contract Rate
dated as of August 1, 2000              (subject to a maximum of  ____%)
                                        Denomination:  $___________
First Remittance Date:
September 1, 2000                       Aggregate Denomination of
                                        All Class B-[1][2] Certificates:
                                        $___________
Servicer:
Conseco Finance Corp.                   Maturity Date:  May 1, 2032
                                        (or if such day is not a Business Day,
                                        then the next succeeding Business Day)

                                        CUSIP:  _____


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
    PASS-THROUGH CERTIFICATES, SERIES 2000-4, CLASS B-[1][2] (SUBORDINATE)
    ----------------------------------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month

                                     C-1-2
commencing in September 2000 so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class of Class B Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the Class [B-1/B-2] Distribution Amount for such Remittance Date. The Maturity Date of this Certificate is May 1, 2032, or the next succeeding Business Day if such May 1 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                                     C-1-3

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE
                                   PASS-THROUGH CERTIFICATE
                                   TRUST 2000-4


                                 By U.S. BANK NATIONAL ASSOCIATION


                                 By ___________________________________________
                                    Authorized Officer

                                     C-1-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                  By ____________________________________
                                           Signature

                                     C-1-5

                                                                     EXHIBIT C-2
                                                                     ------- ---

                        FORM OF CLASS B-3I CERTIFICATE
                        ------------------------------



     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     C-2-1

Class B-3I                                   No. ___
(Subordinate)

Cut-off Date:  as defined in the             Percentage Interest: 100%
Pooling and Servicing Agreement
dated as of August 1, 2000
                                             Maturity Date:  May 1, 2032
First Remittance Date:                       (or if such day is not a
September 1, 2000                            Business Day, then the next
                                             succeeding Business Day)

Servicer:
Conseco Finance Corp.


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
      PASS-THROUGH CERTIFICATES, SERIES 2000-4, CLASS B-3I (SUBORDINATE)
      ------------------------------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Green Tree Finance Corp.--Two is the registered owner of the undivided Percentage Interest set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each related Due Period commencing in September 2000 so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-3I Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the

                                     C-2-2
address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the Class B-3I Distribution Amount for such Remittance Date. The Maturity Date of this Certificate is May 1, 2032, or the next succeeding Business Day if such May 1 is not a Business Day.

     THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO THE CONTRACTS.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                                     C-2-3

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE
                                   PASS-THROUGH CERTIFICATE
                                   TRUST 2000-4


                                 By U.S. BANK NATIONAL ASSOCIATION


                                 By ___________________________________________
                                    Authorized Officer

                                     C-2-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                           By ____________________________________________
                                    Signature

                                     C-2-5

                                                                       EXHIBIT D
                                                                       ------- -

                              FORM OF ASSIGNMENT
                              ------------------


     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2000 among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank National Association, as Trustee (the "Trustee"), the Seller does hereby transfer, assign, set over and otherwise convey to the Trustee (i) all the right, title and interest of the Seller in and to the Initial and Additional Contracts, including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Initial and Additional Contracts (other than the principal and interest due on the Initial and Additional Contracts before the applicable Cut-off Date), (ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing an Initial or Additional Contract for the benefit of the creditor of such Initial or Additional Contract,
(iii) all rights under all FHA/VA Regulations pertaining to any Initial or Additional Contract that is an FHA/VA Contract, (iv) all rights of the Seller under the Transfer Agreement, (v) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (vi) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Initial and Additional Contracts, (vii) an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Staged-Funding Contracts and the principal balance of the Staged-Funding Contracts as of the Closing Date paid by the underwriters of the Certificates to the Trust by order of the Seller out of the proceeds of the sale of the Certificates, (viii) amounts on deposit in the Capitalized Interest Account and in the Pre-Funding Account, and (ix) all proceeds and products in any way derived from any of the foregoing. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Agreement.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _______ day of ___________, 2000.

                              CONSECO FINANCE SECURITIZATIONS CORP.


[Seal]                        By _______________________________________________
                                 [Name]
                                 [Title]

                                                                       EXHIBIT E
                                                                       ------- -

                        FORM OF CERTIFICATE OF OFFICER
                        ------------------------------


                            [CONSECO FINANCE CORP.]
                    [CONSECO FINANCE SECURITIZATIONS CORP.]

                             OFFICER'S CERTIFICATE

          We, _________________________ hereby certify that we are the duly elected _________________________________________________, respectively, of
[Conseco Finance Corp. ("Conseco Finance")] [Conseco Finance Securitizations Corp. ("Conseco Securitizations")], and that as such we are duly authorized to execute and deliver this Certificate on behalf of Conseco Finance and Conseco Securitizations in connection with the Pooling and Servicing Agreement, dated as of August 1, 2000 (the "Pooling and Servicing Agreement") among Conseco Finance Corp., Conseco Finance Securitizations Corp. and U.S. Bank National Association, as Trustee, and the Underwriting Agreement relating to the Class A, Class M and Class B Certificates, dated ______________________ (the "Underwriting Agreement"), among Conseco Finance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities, LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., and Conseco Finance Securitizations Corp. (the "Underwriters") (all capitalized terms used herein without definition having the respective meanings specified in the Pooling and Servicing Agreement and the Underwriting Agreement) and further certify as follows:

          1. Attached hereto as Exhibits I and II, respectively, are true and correct copies of the [Certificate] [Articles] of Incorporation and [Restated] Bylaws of [Conseco Finance] [Conseco Securitizations], together with all amendments thereto, both of which are in full force and effect on the date hereof.

          2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of [Conseco Finance] [Conseco Securitizations] are pending or contemplated.

          3. There is no litigation pending, or to our knowledge, threatened, which, if determined adversely to [Conseco Finance] [Conseco Securitizations], would affect adversely the sale of the Contracts, the execution, delivery or enforceability of the Pooling and Servicing Agreement and the Underwriting Agreement[, or the ability of Conseco Finance to service and administer the Contracts in accordance with the terms of the Pooling and Servicing Agreement].

          4. Each person who, as an officer or representative of [Conseco Finance] [Conseco Securitizations], signed the Pooling and Servicing Agreement, the Transfer Agreement, the Underwriting Agreement, the Placement Agent Agreement, and the Separate Purchase Agreement, or any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Contracts in accordance with the Pooling and Servicing Agreement, the Transfer Agreement or the Underwriting Agreement was at the time of such signing and is as of the date hereof duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

          5. Neither the execution and delivery by [Conseco Finance] [Conseco Securitizations] of the Pooling and Servicing Agreement or the Underwriting Agreement, the Placement Agent Agreement, or the Separate Purchase Agreement, nor its compliance with the terms and provisions thereof, will conflict with, or result in a breach of, any of the terms of, or constitute a default under, any judgment, order, injunction or decree of any domestic court or governmental authority to which [Conseco Finance] [Conseco Securitizations] is subject or any indenture, agreement, contract or commitment to which [Conseco Finance] [Conseco Securitizations] is a party or by which it is bound, which conflict, breach or default presents a reasonable possibility of having a materially adverse effect on the business or operations of [Conseco Finance] [Conseco Securitizations]. No UCC-1 financing statements or statements of assignment listing [Conseco Finance] [Conseco Securitizations] as debtor and describing any of the Contracts as collateral other than the UCC-1 financing statement in favor of the Trustee, have been signed on behalf of [Conseco Finance] [Conseco Securitizations] and filed by any person after _____________________ and prior to the date hereof.

          6. Attached hereto as Exhibit IV is a certified true copy of the resolutions of the Board of Directors of [Conseco Finance] [Conseco Securitizations] (the "Resolutions") adopted with respect to the authorization of [Conseco Finance] [Conseco Securitizations] to take such actions and enter into such agreements as are necessary to sell and service the Contracts in accordance with the Pooling and Servicing Agreement, the Underwriting Agreement, the Placement Agent Agreement, and the Separate Purchase Agreement; said resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

          [7. The Registration Statement and the Prospectus, at the time the Registration Statement became effective did comply, and as of the date hereof comply, in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Regulations. The Registration Statement, at the time it became effective did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date thereof did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to [Conseco Finance] [Conseco Securitizations] in writing by the Underwriters expressly for use in the Registration Statement or Prospectus. The conditions to the use by [Conseco Finance] [Conseco Securitizations] of registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents of [Conseco Finance] [Conseco Securitizations] which are required to be filed as exhibits to the

     Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.]

          8.   Each of the representations and warranties contained in Sections
     3.01 and 3.05 of the Pooling and Servicing Agreement, Section 1 of the Underwriting Agreement, and Section 2.1 of the Placement Agent Agreement, is true and correct on and as of the date hereof. To the best of our knowledge, the representations and warranties of [Conseco Finance] [Conseco Securitizations] contained in Sections 3.02 and 3.03 of the Pooling and Servicing Agreement are true and correct on the date hereof.

          9. [Conseco Finance] [Conseco Securitizations] has complied with all the agreements by which it is bound in connection with the transactions contemplated by the Pooling and Servicing Agreement, the Underwriting Agreement, the Transfer Agreement, the Placement Agent Agreement, and the Separate Purchase Agreement, and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date in connection with the transactions contemplated by the Pooling and Servicing Agreement, the Underwriting Agreement, the Transfer Agreement, the Placement Agent Agreement, and the Separate Purchase Agreement.

          10. The Pooling and Servicing Agreement, the Underwriting Agreement, the Transfer Agreement, the Placement Agent Agreement, and the Separate Purchase Agreement have been duly executed by [Conseco Finance] [Conseco Securitizations] pursuant to and in compliance with the Resolutions.

          11. No event with respect to [Conseco Finance] [Conseco Securitizations] has occurred or is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ___________, 2000.

                                        [CONSECO FINANCE CORP.]


                                        By _____________________________________
                                        [Name]
                                        [Title]

                                        [CONSECO FINANCE SECURITIZATIONS CORP.]


                                        By _____________________________________
                                        [Name]
                                        [Title]

                                                                       EXHIBIT F
                                                                       ------- -

                 FORM OF OPINION OF COUNSEL FOR THE ORIGINATOR
                 ---------------------------------------------


     The opinion of Dorsey & Whitney LLP shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

     1. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the performance of its duties under the Pooling and Servicing Agreement would require such qualification.

     2. The Pooling and Servicing Agreement has been duly authorized by all requisite corporate action, duly executed and delivered by the Originator, and constitutes the valid and binding obligations of the Originator enforceable in accordance with their terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Originator for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Regular Certificates by the Underwriter pursuant to the Underwriting Agreement.

     4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

     5. Neither the transfer of the Contracts to the Trustee acting on behalf of the Trust, nor the assignment of the Originator's security interest in the related Manufactured Homes, nor the issuance or sale of the Certificates, nor the execution and delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, nor the fulfillment of the terms of the Certificates or the Pooling and Servicing Agreement by the Originator will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Certificate of Incorporation or Bylaws of the Originator or of any indenture or other agreement or instrument known to us to which the Originator is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Originator, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     6. There are no actions or proceedings pending or, to the best of our knowledge, actions, proceedings or investigations pending or overtly threatened against the Originator before any court, administrative agency or other tribunal (A) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the hazard or flood insurance policies applicable to any Contracts or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Originator of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Certificates, or (D) seeking adversely to affect the federal income tax attributes of the Certificates described in the Prospectus under the heading " Federal Income Tax Consequences."

     7. The transfer of the Initial and Additional Contracts to the Trust in accordance with Section 2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. (S) 547), as in effect on the date hereof, in the event that the Originator became a debtor under the United States Bankruptcy Code.

     8. Pursuant to the Pooling and Servicing Agreement the Seller has transferred to the Trustee acting on behalf of the Trust all of the Originator's right, title and interest in the Initial and Additional Contracts, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Contracts, and has delivered the Land-and-Home Contract Files relating to the Initial and Additional Contracts to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Contracts as collateral and naming the Originator as debtor and the Trust as secured party, and the filing of continuation statements as required by Section 4.02 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Initial and Additional Contracts by the Originator to the Trust. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Originator became a debtor under the United States Bankruptcy Code. However, in the event such assignment were characterized as a pledge securing a loan from the Certificateholders to the Originator, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Initial and Additional Contracts and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat.
(S)336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Initial and Additional Contract who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Contract, if such purchaser acts without knowledge that such Contract was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Land-and-Home Contract Files for the purpose of perfecting the assignment to the Trustee of the Land-and-Home Contracts.

     9. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Originator and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing of a proper election, as of the date hereof each of the Subsidiary REMIC and the Master REMIC created pursuant to the Pooling and

Servicing Agreement will qualify as a REMIC. Further, the Regular Certificates will evidence ownership of the "regular interests" and the Class C Certificate will evidence ownership of the single class of "residual interest" in the Master REMIC. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, such Trust will not be subject to tax and the income of such Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs as amended through December 31, 1999. Moreover, ownership of a Certificate will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of a Certificate is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning a Certificate.

     10. The transfer of the Initial and Additional Contracts and the proceeds thereof by the Seller to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. (S)(S) 513.41 through 513.51), nor, should the Seller or the Originator become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under Section 548 of the United States Bankruptcy Code (11 U.S.C. (S) 548) as in effect on the date hereof.

                                                                       EXHIBIT G
                                                                       ------- -

                       FORM OF TRUSTEE'S ACKNOWLEDGMENT
                       --------------------------------


     U.S. Bank National Association, a national banking association, acting as trustee (the "Trustee") of the trust created pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2000, among Conseco Finance Corp. ("Conseco Finance"), Conseco Finance Securitizations Corp. (the "Seller") and the Trustee (the "Pooling and Servicing Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Pooling and Servicing Agreement), acknowledges, pursuant to Section 2.03 of the Pooling and Servicing Agreement, that the Trustee has received and holds in trust thereunder the following (i) all the right, title and interest in and to the manufactured housing contracts identified on the list (the "Contracts") [delivered pursuant to Section 2.02(a) of the Agreement] [delivered with the Subsequent Transfer Instrument], including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Contracts (other than the principal and interest due on the Contracts before the applicable Cut-off Date), (ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract, (iii) all rights under all FHA/VA Regulations pertaining to any FHA/VA Contract, (iv) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (v) all rights under the Transfer Agreement dated August 1, 2000 between Conseco Finance and Seller, (vi) all documents contained in the Contract Files and the Land-and-Home Contract Files, [(vii) $_________ paid by the underwriters of the Certificates to the Trust by order of the Seller pursuant to Section 2.01(b) of the Pooling and Servicing Agreement out of the proceeds of the sale of the Certificates,] (viii) amounts on deposit in the Capitalized Interest Account and the Pre-Funding Account and (ix) all proceeds and products in any way derived from any of the foregoing.

     The Trustee further acknowledges receipt of the Land-and-Home Contract Files, and acknowledges that it will, within 90 days of the Closing Date, conduct a cursory review of the Land-and-Home Contract Files and confirm that each Land-and-Home Contract File included (a) an original copy of the Land-and-Home Contract, (b) an original or a copy of a mortgage or deed of trust or similar evidence of a lien on the real estate on which the related Manufactured Home is situated, (c) the assignment of the Land-and-Home Contract and the mortgage or deed of trust from the originator (if other than the Conseco Finance) to the Conseco Finance, (d) if such Land-and-Home Contract was originated by the Conseco Finance, an endorsement of such Land-and-Home Contract by the Conseco Finance, (e) an assignment of the related Mortgage to the Trustee or in blank, and (f) any extension, modification or waiver agreement(s), except as noted on the document exception listing to be attached to such confirmation. The Trustee will not otherwise review the Contracts and Land-and-Home Contract Files for compliance with the terms of the Pooling and Servicing Agreement.

     The Trustee further acknowledges that the Trustee, directly or through a custodian, will hold said rights, interests and proceeds in trust for the use and benefit of all Certificateholders.

     IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this acknowledgement to be executed by its duly authorized officer and its corporate seal affixed hereto as of this _______ day of ___________, 2000.

                              U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee


                              By______________________________
                                Name:
                                Title:

                                                                       EXHIBIT H
                                                                       ------- -

                      FORM OF CUSTODIAN'S ACKNOWLEDGMENT
                      ----------------------------------


     U.S. Bank Trust National Association, a national banking association (the "Custodian") acting as Custodian under a Custodial Agreement dated as of August 1, 2000, between the Custodian and U.S. Bank National Association, as Trustee (the "Trustee") (the "Custodial Agreement") under the Pooling and Servicing Agreement dated as of August 1, 2000 among Conseco Finance Corp. as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and the Trustee, pursuant to which the Custodian holds on behalf of the Trustee certain "Land-and-Home Contract Files," as described in the Pooling and Servicing Agreement, hereby acknowledges receipt of such Land-and-Home Contract Files. The Custodian further acknowledges that it will, within 90 days of the date of the Custodial Agreement, conduct a cursory review of the Land-and-Home Contract Files and confirm to the Trustee and the Originator that each Land-and-Home Contract File included (a) an original copy of the Land-and-Home Contract, (b) an original or a copy of a mortgage or deed of trust or similar evidence of a lien on the real estate on which the related Manufactured Home is situated, (c) the assignment of the Land-and-Home Contract and the mortgage or deed of trust from the originator (if other than the Conseco Finance Corp.) to Conseco Finance Corp., (d) if such Land and Home Contract was originated by Conseco Finance Corp., an endorsement of such Land-and-Home Contract by Conseco Finance Corp., (e) an assignment of the related Mortgage to the Trustee or in blank, and (f) any extension, modification or waiver agreement(s), except as noted on the document exception listing to be attached to such confirmation. The Custodian will not otherwise review the Contracts and Land-and-Home Contract Files for compliance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, U.S. Bank Trust National Association has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this _____ day of ___________, 2000.

                              U.S. BANK TRUST NATIONAL ASSOCIATION,
                                 as Custodian


                              By_____________________________
                                Its____________________________



[Seal]

                                                                       EXHIBIT I
                                                                       ------- -

                   FORM OF CERTIFICATE OF SERVICING OFFICER
                   ----------------------------------------


                             CONSECO FINANCE CORP.

     The undersigned certifies that he is a [title] of Conseco Finance Corp., a
                                             -----
Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to
Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2000 among the Conseco Finance Corp., Conseco Finance Securitizations Corp. and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from ____________________ to ____________________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

          2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ___________, 2000.

                                   CONSECO FINANCE CORP.


                                   By____________________________
                                     [Name]
                                     [Title]

                                                                       EXHIBIT J
                                                                       ------- -

                    FORM OF CLASS C SUBSIDIARY CERTIFICATE



     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE UNCERTIFICATED SUBSIDIARY INTERESTS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION
9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C Subsidiary                            No.
(Subordinate)


Cut-off Date:  as defined in the              Percentage Interest: 100%
Pooling and Servicing Agreement
dated as of August 1, 2000


First Remittance Date:
September 1, 2000


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
         PASS-THROUGH CERTIFICATES, SERIES 2000-4, CLASS C SUBSIDIARY
         ------------------------------------------------------------
                              (RESIDUAL INTEREST)
                              -------------------

             Cut-off Date Pool Principal Balance:  $1,250,000,000

     This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Class C Subsidiary Certificate is one of the Class C Subsidiary Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Subsidiary Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in September 2000, so long as the Agreement has not been terminated, by check (or, if such Class C Subsidiary Certificateholder holds Class C Subsidiary Certificates with an aggregate Percentage Interest of at least 20% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class C Subsidiary Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Class C Subsidiary Distribution Amount.

     The Class C Subsidiary Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Subsidiary Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Subsidiary Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Class C Subsidiary Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Subsidiary Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Subsidiary Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class C Subsidiary Certificates evidencing the same aggregate amount of Class C Subsidiary Certificates will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, this Class C Subsidiary Certificate is exchangeable for new Class C Subsidiary Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

     The Originator, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Subsidiary Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C Subsidiary Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Subsidiary REMIC elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Uncertificated Subsidiary Interests shall be "regular interests" in the Subsidiary REMIC and the Class C Subsidiary Certificates shall be the "residual interest" in the Subsidiary REMIC. In addition, the holder of this Class C Subsidiary Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Subsidiary REMIC, and (ii) agrees to cooperate with the Originator in connection with examinations of the Subsidiary REMIC's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 6.06 of the Agreement.

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                    SENIOR/SUBORDINATE
                                    PASS-THROUGH CERTIFICATE
                                    TRUST 2000-4


                                 By U.S. BANK NATIONAL ASSOCIATION


                                 By__________________________________
                                    Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________ the within Manufactured Housing
Contract Senior/Subordinate Pass-Through Certificate, and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                           By_______________________________
                                   Signature

                                                                       EXHIBIT K
                                                                       ------- -

                      FORM OF CLASS C MASTER CERTIFICATE
                      ----------------------------------


     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3I CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION
9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C Master                           No.
(Subordinate)

Cut-off Date:  as defined in the         Percentage Interest: 100%
Pooling and Servicing Agreement
dated as of August 1, 2000

First Remittance Date:
September 1, 2000


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
           PASS-THROUGH CERTIFICATES, SERIES 2000-4, CLASS C MASTER
           --------------------------------------------------------
                              (RESIDUAL INTEREST)
                              -------------------

             Cut-off Date Pool Principal Balance:  $1,250,000,000

     This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Class C Master Certificate is one of the Class C Master Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Master Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in September 2000, so long as the Agreement has not been terminated, by check (or, if such Class C Master Certificateholder holds Class C Master Certificates with an aggregate Percentage Interest of at least 20% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class C Master Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Class C Master Distribution Amount.

     The Class C Master Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Master Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Master Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Class C Master Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Master Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Master Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Master Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class C Master Certificates evidencing the same aggregate amount of Class C Master Certificates will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, this Class C Master Certificate is exchangeable for new Class C Master Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

     The Originator, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Master Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C Master Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Master REMIC elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Regular Certificates shall be "regular interests" in the Master REMIC and the Class C Master Certificates shall be the "residual interest" in the Master REMIC. In addition, the holder of this Class C Master Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Master REMIC, and (ii) agrees to cooperate with the Originator in connection with examinations of the Master REMIC's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 6.06 of the Agreement.

     IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 2000-4 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE
                                   PASS-THROUGH CERTIFICATE
                                   TRUST 2000-4


                                 By U.S. BANK NATIONAL ASSOCIATION


                                 By____________________________________
                                    Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                           By__________________________________
                                    Signature

                                                                     EXHIBIT L-1
                                                                     -----------

              FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS
              ---------------------------------------------------


                             CONSECO FINANCE CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS

     The undersigned certifies that she/he is a [title] of Conseco Finance
                                                 -----
Corp., a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 3.06 of the Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.06 of the Agreement.

          2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 3.06 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ___________, 2000.

                              CONSECO FINANCE CORP.


                              By____________________________
                                 [Name]
                                 [Title]

                                     L-1-1

                                                                     EXHIBIT L-2
                                                                     -----------

              FORM OF CERTIFICATE REGARDING SUBSTITUTED CONTRACTS
              ---------------------------------------------------


                             CONSECO FINANCE CORP.

                  CERTIFICATE REGARDING SUBSTITUTED CONTRACTS

     The undersigned certify that they are [title] and [title], respectively of Conseco Finance Corp., a corporation organized under the laws of Delaware ("the Company"), and that as such they are duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 3.06(b) of the Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certify that:

          1. The Contract and Contract File [or Land-and-Home Contract File, as applicable] for each such Eligible Substitute Contract [are being held by the Company, as Servicer] [have been delivered to ________________, the successor Servicer].

          2. The Contracts on the attached schedule are to be substituted on the date hereof pursuant to Section 3.06(b) of the Agreement and each such Contract is an Eligible Substitute Contract [description how the Contracts satisfy the definition of "Eligible Substitute Contract"].

          3. The UCC-1 financing statements in respect of the Contracts to be substituted, in the form required by Section 3.06 (b)(iii) of the Agreement, have been filed with the appropriate offices.

          4. (x) the Company shall have delivered to the Trustee, or its Custodian, the related Land-and-Home Contract files; and

              (y) the Company has delivered to the Trustee an opinion of counsel satisfactory to the Trustee to the effect that the Trustee holds a perfected first priority lien in the real estate securing such Eligible Substitute Contracts, or evidence of recordation of the assignment to the Trustee on behalf of the Trust of each Mortgage securing such Eligible Contracts.

          5. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Contract exceeds the Scheduled Principal Balance of each Contract being substituted therefor.

     IN WITNESS WHEREOF, we have affixed hereunto our signatures this ____ day of __________, 2000.

                                     L-2-1

                                   CONSECO FINANCE CORP.


                                   By_____________________________
                                     [Name]
                                     [Title]

                                     L-2-2

                                                                       EXHIBIT M
                                                                       ------- -

                         FORM OF REPRESENTATION LETTER
                         -----------------------------


U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

Conseco Finance Securitizations Corp.
300 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota  55102-1639

     RE: Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-4, Class [B-2/B-3I/C Subsidiary/C Master]

     [The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.]

Representations and Warranties
------------------------------

     The Purchaser makes the following representations and warranties in order to permit the Trustee, Conseco Finance Securitizations Corp., and [underwriter of the Class B-2/B-3I/Class C Subsidiary/Class C Master Certificates] to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Conseco Finance Securitizations Corp. under Section 4(2) of the 1933 Act is available to it.

     1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Conseco Finance Securitizations Corp. is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

     2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

     3. [The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus dated August 8, 2000 and related Prospectus Supplement dated August 8, 2000, with respect to the Certificates, and has been given such information concerning the Certificates, the underlying installment sale contracts and Conseco Finance Securitizations Corp. as it has requested.]

     4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     5. The Purchaser does not qualify as (i) an employee benefit plan (a "Plan") as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not it is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 (also a "Plan"), or (iii) an entity whose underlying assets are deemed to be assets of a Plan by reason of such Plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. (S)2510.3-101 (1990)).

     6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

     7. The Purchaser, as holder of the Class [B-2/B-3I/C Subsidiary/C Master] Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class [B-2/B-3I/C Subsidiary/C Master] Certificate as they become due.

     8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.

     The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

     Executed at ____________________________________________________________,
_________________________, this __________ day of _________________.


                              Purchaser's Name (Print)

                              By _____________________________________
                                 Signature

                              Its


                              Address of Purchaser ___________________
                              ________________________________________

                              Purchaser's Taxpayer Identification Number

                              ________________________________________
                              ________________________________________

                                                                       EXHIBIT N
                                                                       ------- -

                            FORM OF MONTHLY REPORT
                            ----------------------


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 2000-4

                                                    Distribution Date:__________
Class A Certificates
--------------------

1    (a)  Amount Available (including Monthly
          Servicing Fee)                                              __________

     (b)  Class M-1 Interest Deficiency Amount (if
          any), Class M-2 Interest Deficiency Amount
          (if any) and Class B-1 Interest Deficiency
          Amount (if any) withdrawn for prior
          Remittance Date                                             __________

     (c)  Amount Available after giving effect to
          withdrawal of Class M-1 Interest
          Deficiency Amount, the Class M-2 Interest
          Deficiency Amount and Class B-1
          Interest Deficiency Amount for prior
          Remittance Date                                             __________

     (d)  Amount withdrawn from [Capitalized Interest]
          [Pre-Funding] Account                                       __________

Interest
--------

Class A-1 Certificates
----------------------

2.   Aggregate Class A-1 interest

     (a)  Class A-1 Remittance Rate (7.18%)                          __________%
     (b)  Class A-1 Interest                                          __________

3.   Amount applied to

     (a)  Unpaid Class A-1 Interest Shortfall                         __________

4.   Remaining

     (a)  Unpaid Class A-1 Interest Shortfall                         __________

Class A-2 Certificates
----------------------

5.   Aggregate Class A-2 interest

     (a)  Class A-2 Remittance Rate (7.35%)                          __________%
     (b)  Class A-2 Interest                                          __________

6.   Amount applied to

     (a)  Unpaid Class A-2 Interest Shortfall                         __________

7.   Remaining

     (a)  Unpaid Class A-2 Interest Shortfall                         __________

Class A-3 Certificates
----------------------

8.   Aggregate Class A-3 interest

     (a)  Class A-3 Remittance Rate (7.47%)                          __________%
     (b)  Class A-3 Interest                                          __________

9.   Amount applied to

     (a)  Unpaid Class A-3 Interest Shortfall                         __________

10.  Remaining

     (a)  Unpaid Class A-3 Interest Shortfall                         __________

Class A-4 Certificates
----------------------

11.  Aggregate Class A-4 interest

     (a)  Class A-4 Remittance Rate (7.73%)                          __________%
     (b)  Class A-4 Interest                                          __________

12.  Amount applied to

     (a)  Unpaid Class A-4 Interest Shortfall                         __________

13.  Remaining

     (a)  Unpaid Class A-4 Interest Shortfall                         __________

Class A-5 Certificates
----------------------

14.  Aggregate Class A-5 interest

     (a)  Class A-5 Remittance Rate (7.97%)                          __________%


     (b)  Class A-5 Interest                                          __________

15. Amount applied to

     (a)  Unpaid Class A-5 Interest Shortfall                         __________

16.  Remaining

     (a)  Unpaid Class A-5 Interest Shortfall                         __________

Class A-6 Certificates
----------------------

17.  Aggregate Class A-6 interest

     (a)  Class A-6 Remittance Rate (8.31%)                           _________%
          unless the Weighted Average Contract Rate
          is less than 8.31%)                                         __________

     (b)  Class A-6 Interest                                          __________

18. Amount applied to

     (a)  Unpaid Class A-6 Interest Shortfall                         __________

19.  Remaining

     (a)  Unpaid Class A-6 Interest Shortfall                         __________

Class M-1 Certificates
----------------------

20.  Class M-1 Interest on Class M-1 Adjusted
     Principal Balance                                                __________

     (a)  Class M-1 Adjusted Principal Balance                        __________

     (b)  Class M-1 Remittance Rate (8.73%,
          unless the Weighted Average Contract Rate
          is less than 8.73%)                                         __________

     (c)  Interest on Class M-1 Adjusted
          Principal Balance                                           __________

21. Amount applied to Unpaid Class M-1
     Interest Shortfall                                               __________

22.  Remaining Unpaid Class M-1
     Interest Shortfall                                               __________

Class M-2 Certificates
----------------------

23.  Class M-2 Interest on Class M-2 Adjusted
     Principal Balance                                                __________

     (a)  Class M-2 Adjusted Principal Balance                        __________

     (b)  Class M-2 Remittance Rate (9.30%,
          unless the Weighted Average Contract Rate
          is less than 9.30%)                                         __________

     (c)  Interest on Class M-2 Adjusted
          Principal Balance                                           __________

24.  Amount applied to Unpaid Class M-2
     Interest Shortfall                                               __________

25.  Remaining Unpaid Class M-2
     Interest Shortfall                                               __________

Class B-1 Certificates
----------------------

26.  Class B-1 interest on Class B-1 Adjusted
     Principal Balance

     (a)  Class B-1 Adjusted Principal Balance                        __________

     (b)  Class B-1 Remittance Rate (10.35%,
          unless the Weighted Average Contract Rate
          is less than 10.35%)                                        __________

     (c)  Interest on Class B-1 Adjusted
          Principal Balance                                           __________

27.  Amount applied to Unpaid
     Class B-1 Interest Shortfall                                     __________

28. Remaining Unpaid Class B-1
     Interest Shortfall                                               __________

Principal
---------

29.  Formula Principal Distribution Amount:                             ________

     (a)  Scheduled principal                                           ________
     (b)  Principal Prepayments                                         ________
     (c)  Liquidated Contracts                                          ________
     (d)  Repurchases                                                   ________
     (e)  Plus principal received during the
          first 10 days of the next Due Period                          ________
     (f)  Minus principal received during the
          first 10 days of the prior Due Period                         ________

30.  Pool Scheduled Principal Balance                                   ________

31.  Overcollateralization Amount                                       ________

32. Unpaid Class A Principal Shortfall
     (if any) following prior Remittance Date                           ________

33.  Class A Percentage for such
     Remittance Date                                                    ________

34.  Class A Percentage for the following
     Remittance Date                                                    ________

35.  Class A principal distribution to Class A-6:                       ________

36.  Class A principal distribution to Class A-[1] [2] [3] [4] [5]:     ________

37. Class A Principal Balance:                                          ________

38. Unpaid Class A Principal Shortfall
     (if any) following current
     Remittance Date                                                    ________

39.  Additional Principal Distribution Amount                           ________

Class M-1 Distribution Test, Class M-2 Distribution Test
--------------------------------------------------------
and Class B-1 Distribution Test
-------------------------------
(applicable on and after the Remittance Date occurring in September 2004)

40.  Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for
          current Remittance Date                                       ________

     (b)  Average Sixty-Day Delinquency Ratio
          (arithmetic average of ratios for this
          month and two preceding months;
          may not exceed 5.00%)                                         ________

41.  Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses
          for current Remittance Date
          (as a percentage of Cut-off Date
          Pool Principal Balance; may not
          exceed 5.5% from September 1, 2004
          to August 31, 2005; 7.0% from
          September 1, 2005 to August 31, 2006;
          9.0% from September 1, 2006 to
          August 31, 2007; and 10.5% thereafter)                        ________

42.  Current Realized Losses Test

     (a)  Current Realized Losses
          for current Remittance Date                                   ________

     (b)  Current Realized Loss Ratio (total
          Realized Losses for most recent
          three months, multiplied by 4,
          divided by arithmetic average of
          Pool Scheduled Principal Balances
          for third preceding Remittance
          Date and for current Remittance
          Date; may not exceed 2.75%)                                   ________

43.  Class M-1 Principal Balance Test

     (a)  Sum of Class M-1 Principal Balance,
          Class M-2 Principal Balance, Class B
          Principal Balance and the Overcollateralization
          Amount before distributions on current
          Remittance Date) divided by Pool Scheduled
          Principal Balance as of preceding Remittance
          Date is equal to or greater than 26.25%.                      ________

44.  Class M-2 Principal Balance Test

     (a)  Sum of Class M-2 Principal Balance,
          Class B Principal Balance and the
          Overcollateralization Amount (before
          distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance
          as of preceding Remittance Date is equal to or
          greater than 18.75%.                                         _________

45.  Class B Principal Balance Test

     (a)  The Class B Principal Balance
          (before any distributions on current
          Remittance Date) as of such Remittance
          Date is greater than $25,000,000                             _________

     (b)  Sum of Class B Principal Balance
          and the Overcollateralization Amount
          (before distributions on current Remittance
          Date) divided by Pool Scheduled
          Principal Balance as of preceding
          Remittance Date is equal to or greater
          than 12.75%.                                                 _________

46.  Class M-1 Percentage for such
     Remittance Date                                                   _________

47.  Class M-1 Percentage for the following
     Remittance Date                                                   _________

48.  Class M-1 principal distribution:

     (a) Class M-1 (current)                                          _________

     (b) Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date                     _________

49.  Unpaid Class M-1 Principal Shortfall
     (if any) following current
     Remittance Date                                                   _________

50.  Class M-1 Liquidation Loss Interest

     (a)  Class M-1 Liquidation Loss Amount                            _________

     (b)  Amount applied to Class M-1
          Liquidation Loss Interest Amount                              ________

     (c)  Remaining Class M-1 Liquidation Loss
          Interest Amount                                               ________

     (d)  Amount applied to Unpaid Class M-1
          Loss Interest Shortfall                                       ________

     (e)  Remaining Unpaid Class M-1
          Liquidation Loss Interest Shortfalls                          ________

51.  Class M-2 Percentage for such
     Remittance Date                                                    ________

52.  Class M-2 Percentage for the following
     Remittance Date                                                    ________

53.  Class M-2 principal distribution:

     (a)  Class M-2 (current)                                           ________

     (b)  Unpaid Class M-2 Principal Shortfall
          (if any) following prior Remittance Date                      ________

54.  Unpaid Class M-2 Principal Shortfall
     (if any) following current
     Remittance Date                                                    ________

55.  Class M-2 Liquidation Loss Interest

     (a)  Class M-2 Liquidation Loss Amount                             ________

     (b)  Amount applied to Class M-2
          Liquidation Loss Interest Amount

     (c)  Remaining Class M-2 Liquidation Loss
          Interest Amount                                               ________

     (d)  Amount applied to Unpaid Class M-2
          Loss Interest Shortfall                                       ________

     (e)  Remaining Unpaid Class M-2
          Liquidation Loss Interest Shortfalls                          ________

56.  (a)  Class B Percentage for such

          Remittance Date                                              _________

     (b)  Class B Percentage for the following
          Remittance Date                                              _________

57.  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                            _________

58.  (a)  Class B-1 Principal Shortfall

     (b)  Unpaid Class B-1 Principal Shortfall                         _________

59.  Class B Principal Balance                                         _________

60.  Class B-1 Principal Balance                                       _________

61.  Class B-1 Liquidation Loss Interest

     (a)  Class B-1 Liquidation Loss Amount                            _________

     (b)  Amount applied to Class B-1
          Liquidation Loss Interest Amount                             _________

     (c)  Remaining Class B-1 Liquidation Loss
          Interest Amount                                              _________

     (d)  Amount applied to Unpaid Class B-1
          Liquidation Loss Interest Shortfall                          _________

     (e)  Remaining Unpaid Class B-1 Liquidation
          Loss Interest Shortfall                                      _________

Class B-2 Certificates
----------------------

62.  Remaining Amount Available                                        _________

Interest
--------

63.  Class B-2 Remittance Rate (10.35%,
     unless the Weighted Average Contract Rate
     is less than 10.35%)                                              ________%

64.  Class B-2 Interest                                                _________


65.  Current interest                                                  _________

66.  Amount applied to Unpaid Class
     B-2 Interest Shortfall                      ________________

67.  Remaining Unpaid Class B-2
     Interest Shortfall                          ________________

Principal
---------

68.  Unpaid Class B-2 Principal Shortfall
     (if any) following prior Remittance Date    ________________

69.  Class B-2 Principal Liquidation Loss
     Amount                                      ________________

70.  Current principal (zero until Class B-1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)   ________________

71.  Class B-2 Principal Balance                 ________________

72.  Remaining Amount Available (after payment
     of Class B-2 Distribution Amount)           ________________

73.  Excess Interest                             ________________

Class A, Class M and Class B Certificates
-----------------------------------------

Aggregate Scheduled Balances of delinquent
Contracts as of Determination Date

74.  30 - 59 days                                ________________

75.  60 days or more                             ________________

76.  Manufactured Homes repossessed              ________________

77.  Manufactured Homes repossessed
     but remaining in inventory                  ________________

78.  Weighted Average Contract Rate
     of all outstanding Contracts                ________________

Class M and Class B Certificates
--------------------------------

79.  Class M-1 Interest Deficiency on
     such Remittance Date                        ________________

80.  Class M-2 Interest Deficiency on
     such Remittance Date                                   ________________

81.  Class B-1 Interest Deficiency on
     such Remittance Date                                   ________________

82.  Class B-2 Interest Deficiency on
     such Remittance Date                                   ________________

Repossessed Contracts
---------------------

83.  Repossessed Contracts                                  ________________

84.  Repossessed Contracts Remaining in Inventory           ________________

Class B-3I Certificates
-----------------------

85.  Class B-3I Formula Distribution Amount (all
     Excess Interest plus Unpaid Class B-3I Shortfall)      ________________

86.  Class B-3I Distribution Amount (remaining
     Amount Available)                                      ________________

87.  Class B-3I Shortfall (59 - 60)                         ________________

88.  Unpaid Class B-3I Shortfall                            ________________

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this Statement or your Distribution.

                                                                       EXHIBIT O
                                                                       ------- -

                            FORM OF ADDITION NOTICE
                            -----------------------


                                                                __________, 2000

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

     Re: Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2000, among Conseco Finance Corp. (the "Company"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank National Association as Trustee (the "Trustee") relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-4

Ladies and Gentlemen:

     Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Seller hereby notifies the Trustee of an assignment to the Trust of Subsequent Contracts on the date and in the amounts set forth below:

     Subsequent Transfer Date:  _________________

     Cut-off Date Principal Balance of Subsequent Contracts to be assigned to
     Trust on Subsequent Transfer Date:   $_____________

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                              Very truly yours,

                              CONSECO FINANCE SECURITIZATIONS CORP.

                              By ___________________________________
                                 Name:
                                 Title:
ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION

By ____________________________
   Name:
   Title:

                                                                       EXHIBIT P
                                                                       ------- -

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                     --------------------------------------

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2000, among the undersigned as originator (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4, created by the Agreement, to be held in trust as provided in the Agreement, (i) all the right, title and interest of the Originator in and to the Subsequent Contracts identified on the list attached hereto as Exhibit A (the "Subsequent Contracts"), including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Subsequent Contracts (other than the principal and interest due on the Subsequent Contracts before the applicable Cut-off Date),
(ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing a Subsequent Contract for the benefit of the creditor of such Subsequent Contract, (iii) all rights under all FHA/VA Regulations pertaining to any Subsequent Contract that is an FHA/VA Contract, (iv) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (v) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Subsequent Contracts, (vi) all rights of the Seller under the Subsequent Transfer Agreement between the Originator and the Seller, and (vii) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this __ day of __________, 2000.

                              CONSECO FINANCE CORP.


[Seal]                        By   ________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT Q
                                                                       ------- -

              FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
              ---------------------------------------------------

     The undersigned certifies that he is a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of August 1, 2000 (the "Agreement") among the Company, Conseco Finance Securitizations Corp. and U.S. Bank National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

          1. This Certificate is delivered in connection with the sale to the Trust on __________________ (the "Subsequent Transfer Date") of Contracts (the "Subsequent Contracts") identified in the List of Contracts attached to the Subsequent Transfer Instrument of even date herewith.

          2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.02 of the Agreement are true and correct; all representations and warranties in Sections 2.03(c), 3.02, 3.04 and 3.05 of the Agreement with respect to the Subsequent Contracts are true to the best of his knowledge; and all representations in Section 3.05 of the Agreement with respect to the Subsequent Contracts are true and correct.

          3. All conditions precedent to the sale of the Subsequent Contracts to the Trust under Section 2.03 of the Agreement have been satisfied.

          4. As of the Subsequent Transfer Date, the Company is not insolvent and will not be made insolvent by the transfer of the Subsequent Contracts, an the undersigned is not aware of any pending insolvency of the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of __________, 2000.

                                   By  _____________________________
                                       Name:
                                       Title:

              FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
              ---------------------------------------------------

     The undersigned certifies that he is a [title] of Conseco Finance Securitizations Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of August 1, 2000 (the "Agreement") among the Company, Conseco Finance Corp. and U.S. Bank National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

          1. This Certificate is delivered in connection with the sale to the Trust on __________________ (the "Subsequent Transfer Date") of Contracts (the "Subsequent Contracts") identified in the List of Contracts attached to the Subsequent Transfer Instrument of even date herewith.

          2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01 of the Agreement are true and correct; all representations and warranties in Sections 2.03(c), 3.01, and 3.03 of the Agreement with respect to the Subsequent Contracts are true to the best of his knowledge; and all representations in Section 3.05 of the Agreement with respect to the Subsequent Contracts are true and correct.

          3. All conditions precedent to the sale of the Subsequent Contracts to the Trust under Section 2.03 of the Agreement have been satisfied.

          4. As of the Subsequent Transfer Date, the Company is not insolvent and will not be made insolvent by the transfer of the Subsequent Contracts, an the undersigned is not aware of any pending insolvency of the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of __________, 2000.

                              By  _______________________________
                                  Name:
                                  Title:

                                      Q-2